UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

The AllianceBernstein Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph. J Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2011

Date of reporting period: August 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

International Value

International Growth

Short Duration Bond

Intermediate Duration Bond

Bond Inflation Protection

High-Yield

Small-Mid Cap Value

Small-Mid Cap Growth

Multi-Asset Real Return

(formerly Global Real Estate Investment)

Volatility Management

August 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 24, 2011

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the annual reporting period ended August 31, 2011.

The tables on pages 23-34 show each Portfolio’s performance for the six- and 12-month periods ended August 31, 2011, compared to their respective benchmarks. Additional performance can be found on pages 35-38. Each Portfolio’s benchmark is as follows: U.S. Value Portfolio—Russell® 1000 Value Index; U.S. Large Cap Growth Portfolio—Russell® 1000 Growth Index; International Value Portfolio—Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index Net; International Growth Portfolio—MSCI EAFE Index Net; Short Duration Bond Portfolio—Bank of America Merrill Lynch (“BofAML”) 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio—Barclays Capital U.S. Aggregate Bond Index; Bond Inflation Protection Portfolio—Barclays Capital 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index; High-Yield Portfolio—Barclays Capital U.S. High Yield 2% Issuer Cap Index; Small-Mid Cap Value Portfolio—Russell® 2500 Value Index; Small-Mid Cap Growth Portfolio—Russell® 2500 Growth Index; Multi-Asset Real Return Portfolio—MSCI All Country (“AC”) World Commodity Producers Index and the Financial Times Stock Exchange® (FTSE) European Public Real Estate

Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index; Volatility Management—Standard & Poor’s (“S&P”) 500 Index.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of Bernstein’s large internal research staff in making investment decisions for the Portfolio. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies.

Investment Results

During both the six- and 12-month periods ended August 31, 2011, the Portfolio underperformed its benchmark, the Russell 1000 Value Index. For the 12-month period, security selection was the main detractor, led by energy, services and financials. Sector selection helped offset the underperformance, particularly an underweight in financials and an overweight in consumer growth.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

During the six-month period, the Portfolio declined in absolute terms. Stock selection detracted, but sector selection again helped offset some of the underperformance.

Security selection in energy, consumer staples and cyclicals were the main drivers of relative performance. An underweight in the financial sector and an overweight in consumer growth benefitted performance.

The Portfolio did not utilize derivatives during the six- and 12-month periods ended August 31, 2011.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Adviser tends to focus on companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, “large capitalization U.S. companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase. The

Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies. The Portfolio also may invest in non-U.S. securities.

Investment Results

For the 12-month period ended August 31, 2011, the Portfolio lagged the positive return of the Russell 1000 Growth Index benchmark. Stock selection drove the majority of the deficit for the period; weakest in the financials and healthcare sectors followed by an underweight in the consumer staples sector. The top individual detractors for the period were positions in the financial and healthcare sectors. Contributing to relative returns was positive stock selection in the materials and industrials sectors along with an overweight in energy, followed by an underweight in the telecommunication sector.

For the six-month period ended August 31, 2011, the Portfolio declined and underperformed the benchmark. Within a weak market, sector returns were negative across the board, except the consumer staples sector, which managed a modest gain. Financials lost the most ground on sovereign debt crisis concerns, while consumer staples fared the best, underscoring investors’ de-risking as they moved into more defensive sectors. Underperformance for the period was driven mainly by stock selection in the financials, information technology, and the consumer discretionary sectors, combined with an underweight in

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the consumer staples sector. The largest detractors for the period were positions in the financials and information technology sectors.

The Portfolio did not utilize derivatives during the six- or 12-month periods ended August 31, 2011.

U.S. Equity Market Review and Investment Strategy

Improving market conditions in late 2010 and early 2011 were overshadowed by weak macroeconomic data, including slower-than-expected manufacturing and services growth, as well as concerns over a European debt-crisis spillover effect. In the second quarter of 2011, Standard & Poor’s lowered its credit rating on U.S. government debt for the first time in its history. As a result, the markets have been quite volatile and the global economic outlook has grown increasingly uncertain.

Investors’ risk appetites have been curbed, and they are playing it safe by shortening their investment horizons and leaving equity markets. The U.S. Value Senior Investment Management Team (the “Team”) sees opportunity in doing the opposite. Mistrust in the future is creating large mispricings—fertile ground for stock-pickers, especially strategies such as the Team’s, with the research capabilities to take the long-term view. Several metrics suggest that the market is not rewarding deserving companies. Despite its deep-value focus, the U.S. Value Portfolio has been delivering stronger earnings surprises and faster earnings growth than the market.

The current economic climate has allowed the Team to invest opportunistically in quality companies without sacrificing its deep-value discipline. As the economic cycle moves past its mid-phase, the emphasis continues to be at the stock-specific level where the trend is focused on attractively-valued companies with strong balance sheets and healthy growth potential. The Team believes that the fundamental insights underpinning its investments will be validated and rewarded once anxieties about global growth abate.

The companies the U.S. Large Cap Growth Portfolio owns today are high-quality, profitable businesses. Risk exposure, therefore, is more company-specific than systemic in nature. The question is not whether these companies can survive a downturn but rather when the market will again value the fundamental strength of the Portfolio’s holdings. With the sell-off, the U.S. Large Cap Growth Team is looking for opportunities to upgrade quality without sacrificing valuation or long-term earnings growth potential.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%-unless market conditions are not deemed favorable by the Adviser in securities of non-U.S. companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that Bernstein determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Investment Results

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for both the six- and 12-month periods ended August, 31, 2011. In the 12-month period, negative security selection drove the underperformance; stock picking was weak in the technology, utilities and finance sectors. Underweights in capital equipment and consumer staples, along with an overweight in finance also had a negative impact. An overweight in the energy and industrial commodities sectors helped to offset some of these losses.

For the six-month period ended August 31, 2011, the Portfolio declined in absolute terms. Security selection drove the underperformance, particularly within the finance, technology and utilities sectors. Sector selection was also negative, owing to overweights in technology and finance, as well as an underweight in consumer staples. However, an overweight in telecommunications helped to offset some of these losses.

The Portfolio utilized derivatives to implement active currency management during both the six- and 12-month periods, which had a positive impact on performance.

International Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”; these companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital and robust free cash flow.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio will tend to emphasize investments in larger capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

For the 12-month period ended August 31, 2011, the Portfolio gained in absolute terms yet underperformed its benchmark, the MSCI EAFE Index. Detractors included company-specific holdings in technology and alternative-energy, in addition to more-generalized underperformance on the part of companies with direct or indirect exposure to emerging markets after China, Brazil, India and others implemented restrictive monetary policies during the first half of the period.

Stock selection in Japan and an overweight exposure to Hong Kong and UK equities bolstered performance.

For the six-month period ended August 31, 2011, the Portfolio declined in absolute terms and outperformed its benchmark. Relative performance benefitted from the Portfolio’s fairly defensive positioning and its focus on companies with resilient earnings and strong balance sheets. Country allocation contributed, particularly the pronounced underweight to Japan and preference for UK exposure, funded by an underweight in continental Europe. Stock selection in Switzerland and the currency impact of underweighting the Swiss franc detracted from relative performance.

The Portfolio utilized derivatives in the form of currency forwards for hedging and non-hedging purposes during the six- and 12-month periods, which had a positive impact on performance. Futures for non-hedging purposes were employed during both periods, which detracted from performance.

International Equity Market Review and Investment Strategy

The rally in the global equity markets that started in the latter half of 2010 faltered, as heightened risk aversion has caused investors to pull back sharply. With U.S. fiscal problems mounting, the European debt crisis widening and threatening to weaken the broader economy of the euro area, and slower growth in emerging markets, the global economic outlook has

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

grown increasingly uncertain. As a result, business and consumer confidence have eroded, and financial market volatility remains elevated.

The International Value Portfolio emphasizes companies with strong free cash flow generation that are selling at attractive valuations. These opportunities are available across a wide range of sectors.

In managing the International Growth Portfolio, the International Growth Team (the “Team”) has adhered to its philosophy of investing in companies with solid, durable growth, sustainable competitive advantages and high return on invested capital. In developed markets, the Team has sidestepped European sovereign debt risk by limiting the Portfolio’s exposure to mature, debt-laden European financial institutions and investing instead in insurance and diversified financials, where market penetration and leverage are low. The Team has also continued to underweight the Japanese market due to the lack of high-return growth companies. As the greater part of world growth is coming from emerging markets, the Team has found opportunities both in companies domiciled in rapidly expanding regions of the developing world, as well as in advanced-market companies with high or increasing exposure to emerging markets.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero coupon and interest-only or principal-only securities.

Investment Results

The Portfolio outperformed its benchmark, the BofAML 1-3 Year Treasury Index, for the 12-month period, and underperformed for the six-month period, ended August 31, 2011. For the 12-month period, the Portfolio’s exposure to spread products—which outperformed Treasury securities earlier in 2011—was the primary positive driver of relative performance. Allocations to agency and non-agency mortgages, commercial mortgage backed securities (“CMBS”), asset-backed securities (“ABS”) and investment-grade corporates all contributed positively. Conversely, as risk

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

aversion increased in the six-month period ended August 31, 2011, credit spreads widened and the Portfolio’s non-Treasury holdings detracted from relative performance.

During the six- and 12-month periods, the Portfolio utilized derivative instruments including Treasury futures in order to manage duration and yield curve positioning. Overall yield curve positioning did not have a meaningful impact on performance. The Portfolio also utilized currency forwards for hedging purposes, which resulted in no impact on the Portfolio performance.

Intermediate Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions. The Portfolio may invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero coupon and interest-only or principal-only securities.

Investment Results

The Portfolio outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the 12-month period ended August 31, 2011. Sector allocation, security selection and overall yield curve structure all contributed positively to relative performance. Specifically, overweight allocations to CMBS and investment grade corporates, as well as investment grade corporate security selection, contributed positively. CMBS security selection detracted from performance.

For the six-month period ended August 31, 2011, as market volatility increased, the Portfolio underperformed its benchmark. The Portfolio’s sector allocations, which contributed positively to performance earlier in the year, detracted in the final few months. Overweights to CMBS and investment grade corporates detracted, as investors became more risk-averse.

During the six- and 12-month periods, overall yield curve positioning, specifically an overweight to the intermediate part of the yield curve where yields declined most, was a positive contributor. The Portfolio utilized derivative instruments including Treasury futures and interest rate swaps in order to manage duration and yield curve positioning.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio’s non-fundamental investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. The Portfolio pursues its objective by investing principally in TIPS directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. The Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Portfolio invests at least of 80% of its net assets in fixed-income securities. While the Portfolio invests principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B, or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality) which are not investment grade (“junk bonds”). The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities, such as options, futures, forwards, or swap agreements. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration.

Investment Results

The Portfolio outperformed its benchmark, the Barclays Capital 1-10 Year TIPS Index, for the 12-month period, and underperformed for the six-month period, ended August 31, 2011.

For the 12-month period, exposure to spread products, specifically allocations to CMBS and corporates (investment grade and high yield) contributed positively. Investment grade corporate security selection was also positive, while CMBS security selection detracted. For the annual reporting period, overall duration management did not have a meaningful impact.

Currency positioning contributed positively for the 12-month period, helped by long positions in the Korean won, Swedish krona, Australian dollar and Norwegian krone, although a short position in the euro offset some of those gains. Currency forwards were utilized in order to hedge unwanted currency exposure, or to create the desired currency exposure in the Portfolio.

For the six-month period, as market volatility increased, the Portfolio underperformed its benchmark. The Portfolio’s sector allocations, which contributed positively to performance earlier in the year, detracted in the final few months. Exposure to CMBS, investment grade corporates and high yields detracted, as investors became more risk-averse and credit spreads widened. CMBS security selection also detracted. The Portfolio also sold protection on several credit default swaps as a substitute for buying individual corporate bonds. Spreads

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on these positions widened less in the last six months than spreads on the underlying corporate bonds, contributing positively to relative performance for both periods. The Portfolio’s longer duration positioning contributed positively for the six-month period, as interest rates significantly declined.

Yield curve positioning was a significant positive contributor for both periods, as an overweight in the intermediate part of the curve where yields fell most, helped relative performance. During both periods, Treasury futures and interest rate swaps were utilized in order to manage duration and yield curve positioning.

The Portfolio used reverse repurchase agreements and the derivatives described above in order to combine the inflation protection offered by TIPS with the return potential of a multi-sector portfolio of bonds.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its net assets in high yield debt securities. The Portfolio invests in a diversified mix of high yield, below-investment grade debt securities, known as junk bonds. The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may also invest in U.S. and non-U.S. dollar-denominated foreign fixed-income securities, as well as mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as repurchase agreements and dollar rolls. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero coupon and interest-only or principal-only securities.

Investment Results

The Portfolio underperformed its benchmark, the Barclay’s Capital U.S. High Yield 2% Issuer Cap Index, for both the six- and 12-month periods ended August 31, 2011, as overall security selection and industry weightings detracted. The Portfolio’s overweight to subordinated financials (banks and insurance) within the capital structure detracted from relative performance for both periods. For the 12-month period, an underweight to technology and security selection within consumer non-cyclicals and technology detracted. For the six-month period, the Portfolio declined in absolute terms. Security selection in basic and consumer non-cyclicals detracted. Non-corporate exposure and an allocation to Treasuries contributed positively for both periods.

Within the Portfolio’s derivative positions, credit default swaps credit

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

derivative exposure detracted for both periods, while interest rate swaps contributed positively. The Portfolio also utilized currency forwards for hedging purposes, which resulted in no impact on the Portfolio’s performance for both periods.

Fixed Income Market Review and Investment Strategy

The global economic recovery that was underway early in the 12-month reporting period ended August 31, 2011 slowed in the second half of the period, resulting from a myriad of global events. Social unrest in North Africa and the Middle East, supply disruptions from the earthquake in Japan and a spike in commodity prices, particularly oil, all provided headwinds for the global economy. Late in the period, volatility dominated global capital markets, as the combination of a Standard & Poor’s downgrade of U.S. government debt heightened concerns regarding sovereign debt in peripheral European nations, and worries about a double-dip in the global economy roiled markets. As a result, investor risk aversion increased and credit spreads widened.

Fixed income markets posted positive returns for the 12-month period. Non-government sectors outperformed in the first six months with Treasuries rallying toward the end of period, as risk aversion set in and investors preferred safety. In four of the final five months of the annual reporting period, fixed income markets posted positive returns, as investors shunned equities.

For the 12-month period, high yield, CMBS, agency mortgage-backed securities and investment grade corporates all provided solid positive returns. CMBS benefited from a stabilization of property fundamentals and investor appetite for yield. Corporate securities were helped by strong revenue and earnings growth. U.S. Treasury securities, which were in negative territory early in the period, rallied strongly in response to increased global uncertainties to post positive returns.

Over the past several months, the Portfolios’ risks have been reduced, moving closer to their benchmarks as global uncertainties have risen. Multi-sector bond portfolios are still modestly overweight in investment grade corporates and CMBS. Fundamentals in the corporate sector remain positive. Profitability reached record levels and with near-record amounts of cash on hand, U.S. corporations have strong balance sheets. The Portfolios’ corporate positions are well-diversified in order to mitigate idiosyncratic risk. Portfolio duration is being kept close to neutral, and a concentration is being maintained in intermediate-maturity securities, where the steepness in yield curves is most extreme.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60-125 companies. Under normal circumstances, the Portfolio invests at least

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80% of its net assets in small- to mid-cap companies. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

During the six-month and 12-month periods ended August 31, 2011, the Portfolio underperformed its benchmark, the Russell 2500 Value Index.

During the 12-month period, stock selection in financials, energy, and housing related sectors detracted, but was muted by positive sector selection in consumer growth, capital equipment, and particularly an underweight in financials.

For the six-month period, the Portfolio declined in absolute terms. Security selection explained most of that relative return, though sector selection helped offset some of that underperformance. Stock selection in financials, industrial resources, and consumer staples were the main drivers of relative performance in the six-month period. An overweight in consumer staples, consumer cyclicals and our underweight in capital equipment helped temper the lag.

The Portfolio did not utilize derivatives during the six- and 12-month periods ended August 31, 2011.

Market Review and Investment Strategy

Investors’ risk appetites have been curbed, and they are playing it safe by shortening their investment horizons and getting out of the equity markets. The U.S. Small-Mid Cap Value Senior Investment Management Team (the “Team”) sees opportunity in doing the opposite. Mistrust in the future is creating large mispricings—fertile ground for stock-pickers, especially strategies with the research capabilities to take the long-term view. Several metrics suggest that the market is not rewarding deserving companies.

The current economic climate has allowed the Team to invest opportunistically in quality companies without sacrificing the Portfolio’s deep-value discipline. As the economy remains unsettled, the Portfolio’s emphasis continues to be at the stock-specific level where the trend is focused on attractively valued companies with solid balance sheets and strong free cash flow. The Team is confident that the fundamental insights underpinning the Portfolio’s investments should be validated and rewarded once anxieties about global growth abate.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. For

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2010, there were approximately 4,401 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $11.9 billion. In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also enter into reverse repurchase agreements and invest up to 20% of its total assets in rights and warrants.

Investment Results

For the 12-month period ended August 31, 2011, the Portfolio outperformed its benchmark, the Russell 2500 Growth Index. The Portfolio generated positive absolute and relative returns as small and mid-cap growth stocks rallied strongly driven by a continued recovery in company earnings. Stock selection in the technology, consumer discretionary, consumer staples and energy were the largest positive contributors to relative returns. Sector allocations did not have a meaningful impact on performance.

For the six-month period ended August 31, 2011, the Portfolio had negative absolute returns and modestly outperformed the benchmark. Small and mid-cap growth stocks were penalized as investors fled to safer investments amid growing fears that the European debt crisis and renewed economic weakness could push the global economy into a recession. Detractors from performance were primarily the result of an underweight in the consumer staples sector and an overweight in the technology sector. The defensive consumer staples sector was the best performing sector in the benchmark while the technology sector was the worst performing sector. Stock selection was a positive contributor to relative performance especially in the consumer discretionary, consumer staples and energy sectors.

The Portfolio did not utilize derivatives during either the six- or 12-month periods ended August 31, 2011.

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Market Review and Investment Strategy

The recovery in global economic growth and steady improvement in corporate earnings continued to bolster investor risk tolerance until late in the reporting period when investors became increasingly concerned that the European debt crisis and worrisome signs of economic weakness could push the global economy into a recession. Investor fears gave rise to an abrupt retreat in investor confidence resulting in global equity market declines. For most of the reporting period, small and mid-cap growth stocks were among the strongest performers handily outpacing the performance of larger-cap companies as measured by the S&P 500 Index. As investor risk aversion rose late in the reporting period, small- and mid-cap growth stocks experienced one of the largest declines driven by investor skepticism that earnings growth would be sustained if the U.S. economy fell into a recession.

Reflecting the Small/Mid Cap Growth Investment Team’s (the “Team”) research-driven, bottom-up investment process, sector allocations are a by-product of the Team’s stock selection process and remained relatively moderate compared to the benchmark. Facing increased uncertainty about the economic outlook, the Team slightly reduced the Portfolio’s concentration risk by reducing the weighting in the top holdings. The Team harvested profits by selling some of the best performers as well as those with deteriorating fundamentals. The Team used proceeds to add opportunistically to other high-conviction holdings that pulled back during the decline at the end of the reporting period, as well as fund new additions to the Portfolio. The companies the Portfolio owns continue to offer stronger prospective growth and positive earnings revisions, while trading at a modest valuation premium to the Russell 2500 Growth Index.

Multi-Asset Real Return (formerly Global Real Estate Investment)

Investment Objective and Policies

Effective December 31, 2010, the Portfolio changed its name from Global Real Estate Investment Portfolio to Multi-Asset Real Return Portfolio and eliminated its policy of investing at least 80% of its net assets in equity securities of real estate investment trusts, and other real estate industry companies, such as real estate operating companies. The Portfolio’s new investment objective is to maximize real return over inflation.

The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio invests its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities, and similar bonds issued by governments outside of the U.S., commodities,

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

equity securities such as commodity-related stocks, real estate securities, utility securities, infrastructure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Portfolio seeks inflation protection from global investments, both in developed and emerging market countries. The Portfolio invests in both U.S. and non-U.S. dollar-denominated equity or fixed-income securities.

The Portfolio may invest in currencies for hedging or investment purposes, both in the spot market and through long- or short-positions in currency-related derivatives. The Portfolio may invest in derivatives such as options, futures, forwards, swap agreements or structured notes. The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including commodity index-linked notes.

The Portfolio’s benchmark was changed from the FTSE EPRA/NAREIT Developed RE Index to the MSCI AC World Commodity Producers Index, because the new index more closely resembles its investments.

Investment Results

For the 12-month period ended August 31, 2011, the Portfolio registered a positive absolute return but underperformed its new benchmark. This relative underperformance, however, was the result of the benchmark change implemented December 31, 2010. For the four months ended December 31, 2010 the Portfolio was managed against the FTSE EPRA/NAREIT Global Developed Market Real Estate Index, and outperformed by 34bps. For the eight months ended August 31, 2011, the Portfolio was managed against the MSCI AC World Commodity Producers Index, and outperformed by 577bps in that period.

The Portfolio posted a negative absolute return for the six-month period ending August 31, 2011. While its underlying components had mixed performance during this period, the Portfolio outperformed its benchmark, the MSCI AC World Commodity Producers Index. Outperformance was driven by strategic exposures to global real estate and commodity futures. Exposure to the commodity complex was obtained via commodity-related equities, commodity futures, and commodity index swaps. Within the commodity futures allocation, value was added by the strategy’s curve positioning and collateral management decisions. Positive contributions from top-down asset allocation and risk-management decisions were partially offset by sector and security selection decisions within the Portfolio’s underlying strategies. For the six-month period, the Portfolio’s currency forward positioning detracted modestly from total return.

Based on the Portfolio’s new investment objective, exposure to commodity-related equities was increased during the reporting period. Security selection within the Portfolio’s underlying strategies generally

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

detracted from performance. Performance over this period was also impacted by a series of geo-political and market events: an outbreak of hostilities in Libya which impacted the price of oil (a large component of the Portfolio’s investable universe); a historic earthquake in Japan which created significant, yet short-term, headwinds for global growth; as well as a “correction” in commodity prices tied to concerns about the pace of economic growth and inflation fears in China. In line with the Portfolio’s diversification across different real asset categories, and the ability to tactically shift our allocation towards or away from any one asset class, the Real Asset Strategy Team (the “Team”) responded to these changing conditions over the course of the reporting period. The Portfolio’s currency-hedging strategies added modestly to performance in the 12-month period.

Market Review and Investment Strategy

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as heightened risk aversion has caused investors to pull back sharply. With U.S. fiscal problems mounting, the European debt crisis widening and threatening to weaken the broader economy of the 17-country euro area and slower growth in emerging markets, the global economic outlook has grown increasingly uncertain.

In response to the deceleration in global growth, the Team has taken decisive action to de-risk the Portfolio, moving to an overweight position in

TIPS and a modest underweight in commodity stocks, commodity futures and global real estate equities. However, over the long-term, global policy responses to economic weakness in developed markets combined with the impact of continued rapid urbanization in emerging markets provides a supportive secular backdrop for real assets. The Portfolio continues to be well-positioned to invest opportunistically across a range of asset classes and market circumstances to capture the upside that the Team believes real assets can still deliver in the present environment.

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital and income. The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended style investor (the “Investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an Investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing fund and not necessarily the goal of achieving the Portfolio’s investment objective. The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, Real Estate Investment Trusts (“REITs”)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

and other real estate-related securities, currencies, and inflation-protected securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially linked investments.

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives rather than investing directly in equity securities. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose in each case based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the Portfolio’s overall exposure.

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

The Portfolio underperformed its benchmark, the S&P 500 Index, for the 12-month period ended August 31, 2011, and declined and outperformed for the six-month period ended August 31, 2011. The Portfolio’s objective is to moderate risk during periods of high market volatility. To meet that objective, the Portfolio reduced its exposure to equities from May through September 2010, and again from June through August 2011, in response to a sharp rise in market risk related to the European sovereign debt crisis. This underexposure caused some of the underperformance noted above. In addition, the Portfolio is more diversified than the S&P 500, with holdings in international equities and global REITs in addition to U.S. equities. International equities underperformed U.S. equities over both periods, while global REITs performed in line with U.S. equities over the 12-month period, and outperformed over the six-month period.

The Portfolio utilized total return swaps for investment purposes and these detracted from returns for the six-month period, and added to returns for the 12-month period; utilized futures for hedging and investment purposes, and these detracted from returns for the six-month period, and added to returns for the

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

12-month period; and utilized currencies for hedging purposes, and these detracted modestly from returns for both the six- and 12-month periods.

Market Review and Investment Strategy

Equity market returns over the 12-month periods ended August 31, 2011 can be divided in two distinct periods. In the fall of 2010, financial conditions were highly accommodative across the major developed economies, while low short-term interest rates and very steep yield curves encouraged risk-taking. The U.S. Federal Reserve announced additional stimulus through the purchase of bonds, or quantitative easing, commonly referred to as “QEII”. In response, the Dynamic Asset Allocation Team (the “Team”) increased the Portfolio’s allocation to equities, reaching a full allocation in October 2010. Economic indicators exhibited strong momentum in many parts of the world over the remaining period, as capital spending rose, and surveys of manufacturing and services were strong. Through April 2011, improving economic conditions set the stage for a strong equity market rally, with the S&P 500 Index rising over 30%.

Since April 2011, however, it has been a very different story, with the S&P 500 Index down nearly 10% through August 31, 2011. Just as a year before, concerns over the European sovereign debt crisis, and particularly a potential Greek sovereign default, drove markets down and risks higher. Funding costs for European banks have risen sharply, as have yields on Italian and Spanish government debt. Finally, popular and political opposition to further bailouts is growing in many European nations. In an effort to protect the Portfolio from rising market volatility and to curb losses, the Team began de-risking in late June. Over the course of the three months ended August 31, 2011, the Team has progressively reduced the Portfolio’s equity allocation. The Team significantly increased the allocation to bonds in the form of U.S. Treasuries, which have benefited from their continued perception by the markets as a safe-haven asset and a diversifier to equities, notwithstanding their credit downgrade by Standard & Poor’s. Finally, the Team also reduced the Portfolio’s foreign currency exposure.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000 Value Index represents the performance of 1000 large-cap value companies within the U.S.

The unmanaged Russell 1000 Growth Index represents the performance of 1000 large-cap growth companies within the U.S.

The unmanaged MSCI EAFE Index Net (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction.

The unmanaged BofAML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years.

The unmanaged Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities.

The unmanaged Barclays Capital 1-10 Year TIPS Index represents the performance of Inflation-Protection securities issued by the U.S. Treasury.

The unmanaged Barclays Capital U.S. High Yield 2% Issuer Cap Index is the 2% Issuer Cap component of the U.S. Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

The unmanaged Russell 2500 Value Index represents the performance of 2500 small to mid-cap value companies within the U.S.

The unmanaged Russell 2500 Growth Index represents the performance of 2500 small to mid-cap growth companies within the U.S.

The unmanaged MSCI AC World Commodity Producers Index is equity-based index designed to reflect the performance related to commodity producers stocks. The Index

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18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

is free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard.

The unmanaged FTSE EPRA/NAREIT Developed RE Index is designed to track the performance of listed real estate companies and REITs worldwide.

The unmanaged S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

A Word About Risk

All Portfolios

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

U.S. Value Portfolio

•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

U.S. Large Cap Growth Portfolio

•

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

•

Foreign (Non-U.S.) Risk: Investments in securities on non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

International Value Portfolio, International Growth Portfolio

•

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.
•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Bond Inflation Protection Portfolio, High Yield Portfolio

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Inflation Risk: The value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

•

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.
•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Bond Inflation Protection Portfolio, High-Yield Portfolio

•

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls, or by borrowing money.

High-Yield Portfolio

•

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Small-Mid Cap Value Portfolio, Small Mid-Cap Growth Portfolio

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

•	Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more

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20	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.
•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Small-Mid Cap Value Portfolio,

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Commodity Risk: Investments in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Derivatives Risk: The Portfolio’s investments in derivatives such as options, futures, forwards, and swaps may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Portfolio’s investments or reduce its returns.

Multi-Asset Real Return Portfolio

•

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

•	Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

securities at an advantageous price. The Portfolio invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.
•

Subsidiary Risk: Investments in commodities and commodity-linked derivative instruments directly, or in the case of Multi-Asset Real Return Portfolio also through its wholly owned subsidiary (the “Subsidiary”), may subject a Portfolio to greater volatility than investments in traditional securities.

•

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

•

Diversification Risk: The Portfolio may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

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Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2011

	Returns
U.S. VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	-11.67%	13.21%

Russell 1000 Value Index	-9.45%	14.37%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* - 8/31/11

*	Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Value Portfolio (from 5/20/05* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011

	Returns
U.S. LARGE CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Large Cap Growth Portfolio*	-10.48%	20.35%

Russell 1000 Growth Index	-5.40%	23.96%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for both the six- and 12-month periods ended August 31, 2011, by 0.01%.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/11

*	Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Growth Portfolio (from 5/20/05* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2011

	Returns
INTERNATIONAL VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein International Value Portfolio	-17.15%	4.82%

MSCI EAFE Index (Net)	-11.12%	10.01%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/11

*	Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio (from 5/20/05* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2011

	Returns
INTERNATIONAL GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein International Growth Portfolio	-7.79%	5.15%

MSCI EAFE Index (Net)	-11.12%	10.01%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* - 8/31/11

*	Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio (from 5/20/05* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2011

	Returns
SHORT DURATION BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	1.14%	2.36%

BofAML 1-3 Year Treasury Index	1.42%	1.52%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* - 8/31/11

*	Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Bond Portfolio (from 5/20/05* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2011

	Returns
INTERMEDIATE DURATION BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Intermediate Duration Bond Portfolio	5.00%	5.38%

Barclays Capital U.S. Aggregate Bond Index	5.49%	4.62%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/11

*	Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Duration Bond Portfolio (from 5/20/05* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2011

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months
AllianceBernstein Bond Inflation Protection Portfolio	5.91%	10.28%

Barclays Capital 1-10 Year TIPS Index	6.28%	9.07%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/11

*	Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Inflation Protectection Portfolio (from 5/20/05* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2011

	Returns
HIGH-YIELD PORTFOLIO	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	-2.07%	8.07%

Barclays Capital U.S. High Yield 2% Issuer Cap Index	-1.57%	8.32%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* - 8/31/11

*	Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High-Yield Portfolio (from 5/20/05* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2011

	Returns
SMALL-MID CAP VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	-14.84%	15.84%

Russell 2500 Value Index	-11.48%	17.28%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/11

*	Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Value Portfolio (from 5/20/05* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2011

	Returns
SMALL-MID CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio*	-8.14%	37.31%

Russell 2500 Growth Index	-8.79%	27.82%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the 12-month period ended August 31, 2011, by 0.01%.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* - 8/31/11

*	Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Growth Portfolio (from 5/20/05* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARKS

PERIODS ENDED AUGUST 31, 2011

	Returns
MULTI-ASSET REAL RETURN PORTFOLIO	6 Months	12 Months
AllianceBernstein Multi-Asset Real Return Portfolio	-5.68%	15.42%

New Benchmark: MSCI AC World Commodity Producers Index	-12.21%	19.46%

Old Benchmark: FTSE EPRA/ NAREIT Developed RE Index	-3.97%	15.49%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* - 8/31/11

*	Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in Multi-Asset Real Return Portfolio (from 5/20/05* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK

PERIODS ENDED AUGUST 31, 2011

	Returns
VOLATILITY MANAGEMENT PORTFOLIO	6 Months	12 Months
AllianceBernstein Volatility Management Portfolio	-7.14%	15.61%

S&P 500 Index	-7.23%	18.50%

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 4/16/10* - 8/31/11

*	Since the Portfolio’s inception on 4/16/10.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Volatility Management Portfolio (from 4/16/10* to 8/31/11) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 18-22.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	13.21%
5 Years	-3.50%
Since Inception*	-0.24%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	20.35%
5 Years	1.07%
Since Inception*	2.65%

AllianceBernstein International Value Portfolio
1 Year	4.82%
5 Years	-5.54%
Since Inception*	1.39%

AllianceBernstein International Growth Portfolio
1 Year	5.15%
5 Years	-3.29%
Since Inception*	1.28%

AllianceBernstein Short Duration Bond Portfolio
1 Year	2.36%
5 Years	3.15%
Since Inception*	3.18%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.38%
5 Years	7.15%
Since Inception*	6.33%

*	Inception date: 5/20/05.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns and are the same as their NAV returns.

See Historical Performance disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2011
NAV/SEC Returns†

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	10.28%
5 Years	7.01%
Since Inception*	6.05%

AllianceBernstein High-Yield Portfolio
1 Year	8.07%
5 Years	8.74%
Since Inception*	8.31%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	15.84%
5 Years	4.01%
Since Inception*	5.11%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	37.31%
5 Years	9.18%
Since Inception*	10.22%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	15.42%
5 Years	0.19%
Since Inception*	5.31%

AllianceBernstein Volatility Management Portfolio
1 Year	15.61%
Since Inception**	5.49%

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns and are the same as their NAV returns.

See Historical Performance disclosures on pages 18-22.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	-3.63%
5 Years	-5.56%
Since Inception*	-1.55%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-0.63%
5 Years	-1.25%
Since Inception*	1.14%

AllianceBernstein International Value Portfolio
1 Year	-15.99%
5 Years	-7.97%
Since Inception*	-0.51%

AllianceBernstein International Growth Portfolio
1 Year	-18.13%
5 Years	-6.01%
Since Inception*	-1.15%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.73%
5 Years	2.98%
Since Inception*	3.09%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.43%
5 Years	7.10%
Since Inception*	6.34%

*	Inception date: 5/20/05.

See Historical Performance disclosures on pages 18-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	7.52%
5 Years	6.74%
Since Inception*	5.79%

AllianceBernstein High-Yield Portfolio
1 Year	1.08%
5 Years	7.66%
Since Inception*	7.60%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-7.34%
5 Years	1.38%
Since Inception*	3.23%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	7.81%
5 Years	6.96%
Since Inception*	8.47%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	-8.23%
5 Years	-2.93%
Since Inception*	2.98%

AllianceBernstein Volatility Management Portfolio
1 Year	8.05%
Since Inception**	5.53%

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Historical Performance disclosures on pages 18-22.

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value
Actual	$1,000	$883.30	$0.09	0.02%
Hypothetical**	$1,000	$1,025.10	$0.10	0.02%
U.S. Large Cap Growth
Actual	$1,000	$895.20	$0.10	0.02%
Hypothetical**	$1,000	$1,025.10	$0.10	0.02%
International Value
Actual	$1,000	$828.50	$0.18	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
International Growth
Actual	$1,000	$922.10	$0.19	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
Short Duration Bond
Actual	$1,000	$1,011.40	$0.20	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
Intermediate Duration Bond
Actual	$1,000	$1,050.00	$0.16	0.03%
Hypothetical**	$1,000	$1,025.05	$0.15	0.03%
Bond Inflation Protection
Actual	$1,000	$1,059.10	$0.57	0.11%
Hypothetical**	$1,000	$1,024.65	$0.56	0.11%
High-Yield
Actual	$1,000	$979.30	$0.40	0.08%
Hypothetical**	$1,000	$1,024.80	$0.41	0.08%
Small-Mid Cap Value
Actual	$1,000	$851.60	$0.23	0.05%
Hypothetical**	$1,000	$1,024.95	$0.26	0.05%
Small-Mid Cap Growth
Actual	$1,000	$918.60	$0.19	0.04%
Hypothetical**	$1,000	$1,025.00	$0.20	0.04%
Multi-Asset Real Return
Actual	$1,000	$943.20	$0.34	0.07%
Hypothetical**	$1,000	$1,024.85	$0.36	0.07%
Volatility Management
Actual	$1,000	$928.60	$0.73	0.15%
Hypothetical**	$1,000	$1,024.45	$0.77	0.15%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,942.8

*	All data are as of August 31, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,952.8

*	All data are as of August 31, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $983.8

*	All data are as of August 31, 2011. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Austria, Belgium, China, Denmark, Hong Kong, India, New Zealand, Norway, Poland, Portugal, Singapore, South Africa, Spain and Turkey.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,022.0

*	All data are as of August 31, 2011 The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following countries: Canada, China, Denmark, Italy, Russia, South Africa, South Korea, Spain, and Taiwan.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,285.7

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Portfolio Summary

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,307.3

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $712.7

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $482.4

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $497.0

*	All data are as of August 31, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $504.9

*	All data are as of August 31, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $937.3

*	All data are as of August 31, 2011. The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries: Germany, Italy, Netherlands, Poland, South Africa, South Korea, Sweden and Turkey.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $284.4

TEN LARGEST HOLDINGS**

August 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Notes	$36,147,119	12.7%
U.S. Treasury Bonds	14,967,929	5.3
Exxon Mobil Corp.	870,118	0.3
Apple, Inc.	858,171	0.3
International Business Machines Corp.	498,539	0.2
Chevron Corp.	474,768	0.2
Microsoft Corp.	469,490	0.2
Simon Property Group, Inc.	460,600	0.2
Johnson & Johnson	430,990	0.1
Procter & Gamble Co. (The)	423,472	0.1
	$55,601,196	19.6%

*	All data are as of August 31, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.3%
Health Care – 17.9%
Biotechnology – 2.6%
Amgen, Inc.	344,100	$19,064,861
Gilead Sciences, Inc.(a)	773,300	30,843,070

		49,907,931

Health Care Providers & Services – 4.4%
Aetna, Inc.	135,900	5,440,077
Health Net, Inc.(a)	305,800	7,550,202
UnitedHealth Group, Inc.	766,400	36,419,328
WellPoint, Inc.	559,100	35,391,030

		84,800,637

Pharmaceuticals – 10.9%
AstraZeneca PLC (Sponsored ADR)	734,300	34,820,506
Forest Laboratories, Inc.(a)	98,700	3,379,488
Johnson & Johnson	926,400	60,957,120
Merck & Co., Inc.	1,030,900	34,143,408
Pfizer, Inc.	4,153,500	78,833,430

		212,133,952

		346,842,520

Energy – 16.4%
Energy Equipment & Services – 1.6%
McDermott International, Inc.(a)	532,000	7,655,480
Nabors Industries Ltd.(a)	179,860	3,316,618
Transocean Ltd./Switzerland	342,100	19,164,442

		30,136,540

Oil, Gas & Consumable Fuels – 14.8%
Anadarko Petroleum Corp.	415,500	30,643,125
BP PLC (Sponsored ADR)	351,200	13,833,768
Chevron Corp.	594,900	58,841,559
ConocoPhillips	880,600	59,942,442
Devon Energy Corp.	339,000	22,994,370
Exxon Mobil Corp.	267,400	19,798,296
Marathon Oil Corp.	883,300	23,778,436
Marathon Petroleum Corp.	668,400	24,770,904
Nexen, Inc. (New York)	1,013,600	21,640,360
Tesoro Corp.(a)	292,900	7,047,174
Valero Energy Corp.	186,900	4,246,368

		287,536,802

		317,673,342

Consumer Discretionary – 14.8%
Auto Components – 1.4%
Lear Corp.	354,000	16,914,120
TRW Automotive Holdings Corp.(a)	233,400	9,730,446

		26,644,566

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.4%
Ford Motor Co.(a)	781,400	$8,689,168
General Motors Co.(a)	786,400	18,897,192

		27,586,360

Household Durables – 0.9%
Fortune Brands, Inc.	72,000	4,112,640
NVR, Inc.(a)	21,100	13,430,150

		17,542,790

Media – 7.7%
CBS Corp. – Class B	198,000	4,959,900
Comcast Corp. – Class A	1,836,800	39,509,568
DIRECTV(a)	499,500	21,963,015
Gannett Co., Inc.	874,400	10,099,320
Interpublic Group of Cos., Inc. (The)	791,100	6,827,193
McGraw-Hill Cos., Inc. (The)	304,800	12,835,128
News Corp. – Class A	710,800	12,275,516
Time Warner Cable, Inc. – Class A	289,700	18,975,350
Viacom, Inc. – Class B	453,700	21,886,488

		149,331,478

Multiline Retail – 0.6%
Big Lots, Inc.(a)	329,000	11,153,100

Specialty Retail – 2.8%
Foot Locker, Inc.	450,100	9,393,587
GameStop Corp. – Class A(a)	267,700	6,406,061
Limited Brands, Inc.	288,100	10,872,894
Lowe’s Cos., Inc.	897,800	17,893,154
Ross Stores, Inc.	135,900	10,399,748

		54,965,444

		287,223,738

Financials – 13.3%
Commercial Banks – 2.3%
Regions Financial Corp.	403,000	1,829,620
Wells Fargo & Co.	1,634,900	42,670,890

		44,500,510

Consumer Finance – 0.4%
Capital One Financial Corp.	150,900	6,948,945

Diversified Financial Services – 7.5%
Bank of America Corp.	1,148,400	9,382,428
Citigroup, Inc.	1,864,600	57,895,830
JPMorgan Chase & Co.	1,771,600	66,541,296
Moody’s Corp.	409,800	12,634,134

		146,453,688

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 3.1%
ACE Ltd.	246,700	$15,931,886
Berkshire Hathaway, Inc.(a)	156,000	11,388,000
Chubb Corp.	116,800	7,228,752
Travelers Cos., Inc. (The)	499,500	25,204,770

		59,753,408

		257,656,551

Consumer Staples – 9.5%
Beverages – 0.8%
Constellation Brands, Inc. – Class A(a)	820,900	16,229,193

Food & Staples Retailing – 1.2%
Kroger Co. (The)	866,800	20,421,808
Safeway, Inc.	129,600	2,375,568

		22,797,376

Food Products – 2.7%
Bunge Ltd.	335,600	21,716,676
ConAgra Foods, Inc.	346,500	8,461,530
Smithfield Foods, Inc.(a)	290,000	6,356,800
Tyson Foods, Inc.—Class A	943,200	16,477,704

		53,012,710

Household Products – 2.0%
Procter & Gamble Co. (The)	622,700	39,653,536

Tobacco – 2.8%
Altria Group, Inc.	1,067,400	29,022,606
Lorillard, Inc.	182,800	20,367,576
Reynolds American, Inc.	114,100	4,286,737

		53,676,919

		185,369,734

Information Technology – 7.9%
Communications Equipment – 1.0%
Cisco Systems, Inc.	1,049,000	16,448,320
Motorola Solutions, Inc.(a)	93,100	3,918,579

		20,366,899

Computers & Peripherals – 2.9%
Dell, Inc.(a)	1,116,700	16,599,745
Hewlett-Packard Co.	1,492,300	38,844,569

		55,444,314

Electronic Equipment, Instruments & Components – 1.1%
Corning, Inc.	1,472,600	22,133,178

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 2.9%
Advanced Semiconductor Engineering, Inc. (ADR)	1,054,358	$4,734,068
Applied Materials, Inc.	1,246,700	14,112,644
Intel Corp.	1,416,900	28,522,197
Lam Research Corp.(a)	239,900	8,914,684

		56,283,593

		154,227,984

Industrials – 7.4%
Aerospace & Defense – 2.1%
General Dynamics Corp.	106,600	6,830,928
Northrop Grumman Corp.	626,000	34,192,120

		41,023,048

Airlines – 0.8%
Delta Air Lines, Inc.(a)	2,160,900	16,271,577

Industrial Conglomerates – 3.3%
General Electric Co.	3,915,700	63,865,067

Machinery – 1.2%
Ingersoll-Rand PLC	456,800	15,307,368
Parker Hannifin Corp.	105,600	7,754,208

		23,061,576

		144,221,268

Utilities – 4.4%
Electric Utilities – 1.0%
Edison International	154,000	5,727,260
NV Energy, Inc.	865,500	12,913,260

		18,640,520

Gas Utilities – 1.1%
Atmos Energy Corp.	323,800	10,860,252
UGI Corp.	378,917	11,276,570

		22,136,822

Multi-Utilities – 2.3%
CMS Energy Corp.	666,800	13,135,960
DTE Energy Co.	408,100	20,633,536
TECO Energy, Inc.	613,000	11,217,900

		44,987,396

		85,764,738

Telecommunication Services – 3.0%
Diversified Telecommunication Services – 3.0%
AT&T, Inc.	1,135,300	32,333,344
CenturyLink, Inc.	740,500	26,769,075

		59,102,419

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 2.7%
Chemicals – 1.8%
Dow Chemical Co. (The)	362,400	$10,310,280
Huntsman Corp.	325,000	4,260,750
LyondellBasell Industries NV	555,083	19,233,626

		33,804,656

Metals & Mining – 0.9%
Alcoa, Inc.	1,375,600	17,621,436
		51,426,092

Total Common Stocks (cost $1,870,989,607)		1,889,508,386

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $42,922,326)	42,922,326	42,922,326

Total Investments – 99.5% (cost $1,913,911,933)		1,932,430,712
Other assets less liabilities – 0.5%		10,362,792

Net Assets – 100.0%		$1,942,793,504

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Information Technology – 33.2%
Communications Equipment – 4.9%
Aruba Networks, Inc.(a)	524,000	$11,176,920
Juniper Networks, Inc.(a)	88,000	1,841,840
QUALCOMM, Inc.	1,262,330	64,959,502
Riverbed Technology, Inc.(a)	726,100	17,992,758

		95,971,020

Computers & Peripherals – 9.8%
Apple, Inc.(a)	391,425	150,632,083
EMC Corp./Massachusetts(a)	1,812,907	40,953,569

		191,585,652

Internet Software & Services – 4.6%
Google, Inc. – Class A(a)	164,650	89,069,064

IT Services – 2.4%
Accenture PLC	582,770	31,230,644
Visa, Inc. – Class A	171,500	15,071,420

		46,302,064

Semiconductors & Semiconductor Equipment – 3.1%
Broadcom Corp. – Class A(a)	1,343,357	47,890,677
Marvell Technology Group Ltd.(a)	986,900	12,977,735

		60,868,412

Software – 8.4%
Citrix Systems, Inc.(a)	796,150	48,111,344
Intuit, Inc.(a)	768,000	37,885,440
Oracle Corp.	2,191,000	61,501,370
Rovi Corp.(a)	333,711	16,315,131

		163,813,285

		647,609,497

Consumer Discretionary – 15.8%
Auto Components – 3.4%
BorgWarner, Inc.(a)	464,300	33,146,377
Johnson Controls, Inc.	1,045,900	33,343,292

		66,489,669

Hotels, Restaurants & Leisure – 2.8%
Las Vegas Sands Corp.(a)	309,800	14,427,386
Starbucks Corp.	1,073,720	41,467,066

		55,894,452

Internet & Catalog Retail – 2.2%
Amazon.com, Inc.(a)	201,040	43,281,902

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 4.6%
Comcast Corp. – Class A	2,096,600	$45,097,866
Walt Disney Co. (The)	1,296,300	44,151,978

		89,249,844

Specialty Retail – 2.1%
Limited Brands, Inc.	1,080,579	40,781,051

Textiles, Apparel & Luxury Goods – 0.7%
VF Corp.	114,900	13,450,194

		309,147,112

Industrials – 12.3%
Aerospace & Defense – 2.6%
Goodrich Corp.	181,925	16,224,071
Precision Castparts Corp.	152,800	25,036,280
United Technologies Corp.	134,200	9,964,350

		51,224,701

Air Freight & Logistics – 3.0%
United Parcel Service, Inc. – Class B	874,055	58,902,566

Electrical Equipment – 1.0%
Rockwell Automation, Inc.	288,704	18,514,588

Industrial Conglomerates – 3.0%
Danaher Corp.	1,285,569	58,891,916

Machinery – 2.7%
Flowserve Corp.	353,655	33,363,813
Stanley Black & Decker, Inc.	322,200	19,969,956

		53,333,769

		240,867,540

Energy – 11.8%
Energy Equipment & Services – 5.2%
FMC Technologies, Inc.(a)	538,500	23,941,710
Schlumberger, Ltd.	983,595	76,838,441

		100,780,151

Oil, Gas & Consumable Fuels – 6.6%
Anadarko Petroleum Corp.	300,000	22,125,000
EOG Resources, Inc.	399,175	36,959,613
Noble Energy, Inc.	682,298	60,287,852
Occidental Petroleum Corp.	114,057	9,893,304

		129,265,769

		230,045,920

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 9.8%
Capital Markets – 3.7%
Blackstone Group LP	2,090,100	$28,655,271
Goldman Sachs Group, Inc. (The)	372,790	43,325,654

		71,980,925

Diversified Financial Services – 4.1%
JPMorgan Chase & Co.	2,105,000	79,063,800

Insurance – 1.4%
MetLife, Inc.	837,700	28,146,720

Real Estate Management & Development – 0.6%
CB Richard Ellis Group, Inc. – Class A(a)	751,400	11,391,224

		190,582,669

Health Care – 8.4%
Biotechnology – 3.2%
Celgene Corp.(a)	678,758	40,365,738
Gilead Sciences, Inc.(a)	552,465	22,035,067

		62,400,805

Health Care Equipment & Supplies – 1.4%
Covidien PLC	505,820	26,393,688

Health Care Providers & Services – 1.4%
Express Scripts, Inc. – Class A(a)	598,015	28,070,824

Pharmaceuticals – 2.4%
Allergan, Inc./United States	564,700	46,198,107

		163,063,424

Materials – 5.9%
Chemicals – 5.9%
Dow Chemical Co. (The)	1,060,930	30,183,459
Monsanto Co.	807,867	55,686,272
Potash Corp. of Saskatchewan, Inc.	509,300	29,529,214

		115,398,945

Consumer Staples – 2.6%
Food Products – 1.3%
General Mills, Inc.	650,300	24,652,873

Household Products – 1.1%
Procter & Gamble Co. (The)	336,000	21,396,480

Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) – Class A	49,800	4,863,468

		50,912,821

Total Common Stocks (cost $1,743,502,001)		1,947,627,928

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $4,458,774)	4,458,774	$4,458,774

Total Investments – 100.0% (cost $1,747,960,775)		1,952,086,702
Other assets less liabilities – 0.0%		759,552

Net Assets – 100.0%		$1,952,846,254

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Financials – 19.7%
Capital Markets – 1.0%
Deutsche Bank AG	199,200	$8,056,584
Macquarie Group Ltd.	77,900	2,167,275

		10,223,859

Commercial Banks – 11.0%
Australia & New Zealand Banking Group Ltd.	246,800	5,377,630
Banco do Brasil SA	325,000	5,455,116
Barclays PLC	2,812,300	7,770,403
BNP Paribas SA	227,465	11,699,991
Danske Bank A/S(a)	215,298	3,178,897
Hana Financial Group, Inc.	66,660	2,261,301
KB Financial Group, Inc.	115,662	4,797,837
KBC Groep NV	217,000	6,112,011
Lloyds Banking Group PLC(a)	16,995,000	9,270,171
Mitsubishi UFJ Financial Group, Inc.	1,097,300	4,976,606
National Australia Bank Ltd.	624,100	15,918,668
Societe Generale SA	502,784	16,836,136
Sumitomo Mitsui Financial Group, Inc.	382,900	11,336,756
Turkiye Is Bankasi – Class C	1,159,100	3,019,306

		108,010,829

Diversified Financial Services – 2.7%
ING Groep NV(a)	2,204,600	19,130,125
ORIX Corp.	84,240	7,650,595

		26,780,720

Insurance – 4.7%
Aegon NV(a)	1,833,900	8,257,800
Allianz SE	164,600	16,932,417
Aviva PLC	1,527,500	8,417,374
Muenchener Rueckversicherungs AG	97,800	12,758,392

		46,365,983

Real Estate Management & Development – 0.3%
New World Development Ltd.	2,091,224	2,663,005
Wheelock & Co., Ltd.	45,000	158,884

		2,821,889

		194,203,280

Consumer Discretionary – 13.6%
Auto Components – 4.0%
Bridgestone Corp.	482,900	10,773,415
Faurecia	92,342	2,704,720
GKN PLC	2,965,900	9,708,835
Magna International, Inc. – Class A	197,800	7,511,674
NGK Spark Plug Co., Ltd.	370,000	4,806,983
Sumitomo Rubber Industries Ltd.	272,400	3,445,738

		38,951,365

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 5.7%
Mazda Motor Corp.(a)	2,913,000	$6,274,203
Nissan Motor Co., Ltd.	1,526,400	14,035,890
Renault SA	337,300	13,706,281
Toyota Motor Corp.	421,400	15,181,068
Volkswagen AG (Preference Shares)	39,600	6,583,492

		55,780,934

Household Durables – 1.5%
Sharp Corp.	915,000	7,584,394
Sony Corp.	327,900	7,200,262

		14,784,656

Leisure Equipment & Products – 0.5%
Namco Bandai Holdings, Inc.	359,200	5,000,849

Media – 1.1%
Informa PLC	418,700	2,399,776
Vivendi SA	356,050	8,657,109

		11,056,885

Specialty Retail – 0.5%
Esprit Holdings Ltd.	1,820,500	5,125,387

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	2,897,929

		133,598,005

Energy – 11.8%
Oil, Gas & Consumable Fuels – 11.8%
BP PLC	4,604,800	30,055,647
China Petroleum & Chemical Corp. – Class H	3,398,000	3,347,858
ENI SpA	493,300	9,918,421
Gazprom OAO (Sponsored ADR)	872,600	10,602,090
JX Holdings, Inc.	1,352,100	8,608,338
Lukoil OAO (London) (Sponsored ADR)	120,250	7,178,925
Nexen, Inc. (Toronto)	524,006	11,193,920
OMV AG	201,100	7,924,785
Penn West Petroleum Ltd.	119,989	2,247,114
Petroleo Brasileiro SA (Sponsored ADR)	190,300	5,071,495
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	609,286	20,374,077

		116,522,670

Materials – 10.8%
Chemicals – 2.2%
Air Water, Inc.	165,000	2,013,599
Clariant AG(a)	106,671	1,196,612
DIC Corp.	1,557,000	3,436,299
Incitec Pivot Ltd.	157,794	641,593
Koninklijke DSM NV	138,706	6,948,794

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi Gas Chemical Co., Inc.	620,000	$4,380,018
Ube Industries Ltd./Japan	960,000	3,040,443

		21,657,358

Metals & Mining – 8.6%
Dowa Holdings Co., Ltd.	488,000	2,892,264
Exxaro Resources Ltd.	154,110	4,139,651
Hindalco Industries Ltd.(a)	593,200	1,965,724
JFE Holdings, Inc.	348,600	8,102,360
KGHM Polska Miedz SA	73,300	4,448,137
New Gold, Inc.(a)	164,592	2,235,345
OneSteel Ltd.	2,089,000	3,375,951
Rio Tinto PLC	426,200	25,980,484
Tata Steel Ltd.	188,700	1,931,251
ThyssenKrupp AG	219,700	7,377,075
Vale SA (Sponsored ADR) (Local Preference Shares)	373,000	9,634,590
Xstrata PLC	716,600	12,445,468

		84,528,300

		106,185,658

Health Care – 10.1%
Pharmaceuticals – 10.1%
AstraZeneca PLC	645,300	30,555,798
GlaxoSmithKline PLC	691,600	14,723,727
Novartis AG	374,820	21,870,373
Otsuka Holdings Co., Ltd.	115,600	3,009,241
Roche Holding AG	98,100	17,154,160
Sanofi	161,556	11,781,956

		99,095,255

Industrials – 9.1%
Aerospace & Defense – 0.5%
BAE Systems PLC	1,111,700	4,960,643

Airlines – 1.0%
Cathay Pacific Airways Ltd.	1,186,000	2,404,702
Deutsche Lufthana (REG)	427,400	7,212,820

		9,617,522

Building Products – 1.0%
Asahi Glass Co., Ltd.	980,000	9,647,436

Construction & Engineering – 1.7%
Bouygues SA	424,900	16,288,204

Electrical Equipment – 1.7%
Furukawa Electric Co., Ltd.	1,048,000	3,685,163
Mitsubishi Electric Corp.	231,000	2,311,183
Sumitomo Electric Industries Ltd.	795,800	10,644,775

		16,641,121

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.9%
Cookson Group PLC	420,900	$3,586,166
Jardine Strategic Holdings Ltd.	60,000	1,884,496
SembCorp Industries Ltd.	1,039,000	3,720,749

		9,191,411

Professional Services – 0.3%
Randstad Holding NV	72,100	2,473,076

Road & Rail – 0.9%
East Japan Railway Co.	61,400	3,687,515
Nippon Express Co., Ltd.	1,344,000	5,637,943

		9,325,458

Trading Companies & Distributors – 1.1%
Mitsubishi Corp.	326,500	7,856,173
Mitsui & Co., Ltd.	185,400	3,180,999

		11,037,172

		89,182,043

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 5.0%
Nippon Telegraph & Telephone Corp.	368,300	17,244,098
Telecom Corp. of New Zealand Ltd.	2,460,332	5,433,959
Telecom Italia SpA (ordinary shares)	9,707,700	11,774,186
Telecom Italia SpA (savings shares)	4,931,400	5,402,420
Telenor ASA	254,100	4,241,692
Telstra Corp. Ltd.	1,493,600	4,840,044

		48,936,399

Wireless Telecommunication Services – 2.0%
Vodafone Group PLC	7,557,337	19,832,377

		68,768,776

Information Technology – 6.2%
Computers & Peripherals – 2.0%
Fujitsu Ltd.	1,560,000	7,923,134
Lite-On Technology Corp.	621,300	677,631
Pegatron Corp.(a)	2,027,000	1,976,487
Toshiba Corp.	1,738,000	7,584,428
Wistron Corp.	1,414,000	1,777,683

		19,939,363

Electronic Equipment, Instruments & Components – 1.4%
AU Optronics Corp.	13,470,790	6,398,514
LG Display Co., Ltd.	363,070	7,188,793

		13,587,307

Office Electronics – 0.8%
Konica Minolta Holdings, Inc.	1,117,000	7,678,682

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.6%
Advanced Semiconductor Engineering, Inc.	4,476,314	$4,063,623
Powertech Technology, Inc.	778,800	1,887,534
Samsung Electronics Co., Ltd.	11,320	7,949,398
Sumco Corp.(a)	135,700	1,623,345

		15,523,900

Software – 0.4%
Nintendo Co., Ltd.	21,600	3,808,217

		60,537,469

Consumer Staples – 4.8%
Beverages – 0.6%
Asahi Group Holdings Ltd.	261,300	5,456,709

Food & Staples Retailing – 1.6%
Delhaize Group SA	110,289	7,390,495
Koninklijke Ahold NV	759,400	8,843,744

		16,234,239

Tobacco – 2.6%
Imperial Tobacco Group PLC	266,000	8,799,589
Japan Tobacco, Inc.	3,945	17,051,100

		25,850,689

		47,541,637

Utilities – 3.8%
Electric Utilities – 2.6%
E.ON AG	730,600	15,955,034
EDP – Energias de Portugal SA	2,210,300	7,255,559
Tokyo Electric Power Co., Inc. (The)	404,900	2,076,604

		25,287,197

Gas Utilities – 1.2%
Gas Natural SDG SA	585,900	10,709,519
Tokyo Gas Co., Ltd.	297,000	1,366,636

		12,076,155

		37,363,352

Total Common Stocks (cost $1,030,284,931)		952,998,145

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $10,264,243)	10,264,243	10,264,243

Total Investments – 97.9% (cost $1,040,549,174)		963,262,388
Other assets less liabilities – 2.1%		20,556,824

Net Assets – 100.0%		$983,819,212

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	143	September 2011	$4,944,384	$4,716,435	$(227,949)
TOPIX Index Futures	50	September 2011	5,257,751	5,034,609	(223,142)

					$(451,091)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Euro settling 11/15/11	14,441	$20,592,924	$20,726,261	$133,337
Credit Suisse London Branch (GFX):
Great British Pound settling 11/15/11	26,905	43,361,174	43,638,649	277,475
Norwegian Krone settling 11/15/11	311,611	57,228,991	57,843,977	614,986
Swiss Franc settling 11/15/11	10,071	13,268,425	12,525,860	(742,565)
HSBC BankUSA:
Australian Dollar settling 11/15/11	30,681	31,835,833	32,498,892	663,059
Canadian Dollar settling 11/15/11	2,827	2,845,696	2,881,871	36,175
Great British Pound settling 11/15/11	55,220	89,365,839	89,564,253	198,414
Great British Pound settling 11/15/11	10,096	16,338,963	16,375,239	36,276
Morgan Stanley and Co. Inc:
Australian Dollar settling 11/15/11	5,368	5,485,023	5,686,062	201,039
Royal Bank of Canada:
Swedish Krona settling 11/15/11	178,724	27,936,608	28,070,594	133,986
Standard Chartered Bank:
Euro settling 11/15/11	31,888	45,878,318	45,766,844	(111,474)
Japanese Yen settling 11/15/11	1,829,805	23,971,349	23,913,094	(58,255)
UBS AG:
Swedish Krona settling 11/15/11	187,611	28,748,238	29,466,396	718,158
Westpac Banking Corp.:
New Zealand Dollar settling 11/15/11	54,070	44,587,203	45,815,828	1,228,625
Swiss Franc settling 11/15/11	70,447	83,468,998	87,618,830	4,149,832

Sale Contracts
Barclays Bank PLC Wholesale:
Norwegian Krone settling 11/15/11	180,382	32,755,634	33,484,095	(728,461)
BNP Paribas SA:
Euro settling 11/15/11	3,190	4,516,150	4,578,407	(62,257)
Great British Pound settling 11/15/11	5,734	9,372,928	9,300,279	72,649
Citibank NA:
Canadian Dollar settling 11/15/11	22,046	22,280,840	22,473,903	(193,063)
Japanese Yen settling 11/15/11	4,157,777	51,209,637	54,336,562	(3,126,925)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

International Value Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Credit Suisse London Branch (GFX):
Swiss Franc settling 11/15/11	45,568	$63,011,899	$56,675,442	$6,336,457
Goldman Sachs International:
Euro settling 11/15/11	56,318	79,719,255	80,829,689	(1,110,434)
Swedish Krona settling 11/15/11	211,506	32,296,071	33,219,372	(923,301)
HSBC Bank USA:
New Zealand Dollar settling 11/15/11	24,677	20,372,097	20,909,879	(537,782)
Royal Bank of Scotland PLC:
Great British Pound settling 11/15/11	82,125	131,085,051	133,202,903	(2,117,852)
Societe Generale:
Japanese Yen settling 11/15/11	1,399,718	18,060,644	18,292,434	(231,790)
Standard Chartered Bank:
Norwegian Krone settling 11/15/11	131,229	24,149,316	24,359,882	(210,566)
Westpac Banking Corp.:
Japanese Yen settling 11/15/11	628,050	8,149,191	8,207,770	(58,579)
New Zealand Dollar settling 11/15/11	29,393	24,193,408	24,905,949	(712,541)
Swiss Franc settling 11/15/11	10,955	13,799,141	13,625,339	173,802

				$4,048,425

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
REG	– Registered Shares

See	notes to financial statements.

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Financials – 19.1%
Capital Markets – 1.4%
GP Investments Ltd. (BDR)(a)	1,442,500	$4,068,613
UBS AG(a)	678,218	9,806,028

		13,874,641

Commercial Banks – 8.9%
Banco Santander Brasil SA (ADR)	624,500	6,007,690
Banco Santander SA	725,900	6,707,106
BNP Paribas SA	284,600	14,638,812
HDFC Bank Ltd.	735,900	7,643,699
HSBC Holdings PLC	3,286,200	28,622,863
Itau Unibanco Holding SA (ADR)	580,980	10,550,597
Standard Chartered PLC	745,042	16,925,575

		91,096,342

Consumer Finance – 0.4%
Shriram Transport Finance Co., Ltd.	303,738	4,208,903

Diversified Financial Services – 0.9%
IG Group Holdings PLC	1,331,852	9,676,284

Insurance – 3.2%
Admiral Group PLC	702,453	15,564,987
AIA Group Ltd.	2,900,400	10,264,965
Prudential PLC	662,600	6,674,603

		32,504,555

Real Estate Management & Development – 3.8%
China Overseas Land & Investment Ltd.	2,284,000	4,886,031
Hang Lung Group Ltd.	787,800	4,602,110
Hang Lung Properties Ltd.	6,782,000	25,226,945
Mitsubishi Estate Co., Ltd.	236,000	3,896,578

		38,611,664

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp.	329,800	4,779,581

		194,751,970

Industrials – 16.4%
Air Freight & Logistics – 1.1%
Kuehne & Nagel International AG	80,207	11,181,090

Commercial Services & Supplies – 2.4%
Aggreko PLC	248,768	7,808,284
Edenred	40,036	1,097,003
Serco Group PLC	1,903,430	15,830,437

		24,735,724

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 2.2%
Larsen & Toubro Ltd.	427,200	$15,051,765
Samsung Engineering Co., Ltd.	31,603	7,195,603

		22,247,368

Electrical Equipment – 0.6%
Bharat Heavy Electricals Ltd.	163,600	6,290,216

Industrial Conglomerates – 0.8%
Keppel Corp. Ltd.	1,098,000	8,480,295

Machinery – 3.1%
Fanuc Corp.	90,400	15,047,378
Jain Irrigation Systems Ltd.	1,827,312	6,910,650
Komatsu Ltd.	374,300	9,983,628

		31,941,656

Professional Services – 5.6%
Capita Group PLC (The)	3,333,500	38,330,042
Experian PLC	850,800	9,697,206
Intertek Group PLC	272,320	8,913,164

		56,940,412

Road & Rail – 0.6%
DSV A/S	210,847	4,408,509
Globaltrans Investment PLC (Sponsored GDR)(b)	89,374	1,429,984

		5,838,493

		167,655,254

Consumer Staples – 16.1%
Beverages – 3.5%
Anheuser-Busch InBev NV	650,057	35,881,631

Food & Staples Retailing – 5.9%
Olam International Ltd.	16,497,370	35,513,209
Sugi Holdings Co., Ltd.	94,000	2,534,557
Tesco PLC	3,657,180	22,479,182

		60,526,948

Personal Products – 0.4%
Hypermarcas SA	461,200	3,864,821

Tobacco – 6.3%
British American Tobacco PLC	904,904	40,260,664
Imperial Tobacco Group PLC	161,100	5,329,375
Japan Tobacco, Inc.	4,394	18,991,770

		64,581,809

		164,855,209

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 14.8%
Chemicals – 8.5%
Huabao International Holdings Ltd.	3,142,000	$2,429,949
Israel Chemicals Ltd.	2,277,300	32,801,589
K+S AG	520,000	36,493,482
Potash Corp. of Saskatchewan, Inc.	264,100	15,312,518

		87,037,538

Metals & Mining – 6.3%
Agnico-Eagle Mines Ltd.	58,600	4,048,088
BHP Billiton PLC	146,300	4,979,433
Centamin Egypt Ltd.(a)	842,300	1,416,415
Newcrest Mining Ltd.	568,300	24,452,892
Rio Tinto PLC	482,900	29,436,828

		64,333,656

		151,371,194

Consumer Discretionary – 14.1%
Distributors – 2.4%
Li & Fung Ltd.	13,700,000	24,677,864

Diversified Consumer Services – 0.7%
Anhanguera Educacional Participacoes SA	273,600	4,537,370
Estacio Participacoes SA	224,800	2,568,699

		7,106,069

Hotels, Restaurants & Leisure – 0.7%
Ajisen China Holdings Ltd.	1,700,800	2,582,334
Shangri-La Asia Ltd.	2,166,333	5,016,873

		7,599,207

Household Durables – 0.8%
MRV Engenharia e Participacoes SA	920,400	7,747,572

Internet & Catalog Retail – 1.2%
Rakuten, Inc.	10,691	12,078,278

Media – 0.3%
Naspers Ltd.	51,900	2,713,807

Multiline Retail – 0.6%
Don Quijote Co., Ltd.	159,300	6,003,904

Specialty Retail – 6.9%
Fast Retailing Co., Ltd.	127,500	24,349,514
Hennes & Mauritz AB – Class B	999,550	31,139,102
Inditex SA	180,233	15,317,256

		70,805,872

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	73,100	4,226,174
Trinity Ltd.	1,208,000	1,260,658

		5,486,832

		144,219,405

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 9.0%
Communications Equipment – 1.9%
HTC Corp.	715,950	$18,865,384

Computers & Peripherals – 1.4%
Logitech International SA(a)	1,256,161	14,701,988

Internet Software & Services – 1.4%
Kakaku.com, Inc.	94,400	3,500,972
Telecity Group PLC(a)	1,210,676	10,691,114

		14,192,086

Semiconductors & Semiconductor Equipment – 0.6%
Trina Solar, Ltd. (Sponsored ADR)(a)	398,000	6,320,240

Software – 3.7%
Aveva Group PLC	217,980	5,564,438
SAP AG	397,600	21,682,861
Temenos Group AG(a)	478,372	10,515,859

		37,763,158

		91,842,856

Energy – 7.9%
Energy Equipment & Services – 6.9%
AMEC PLC	1,205,621	17,856,551
Petrofac Ltd.	1,288,000	28,541,738
Saipem SpA	279,900	12,541,489
Technip SA	123,000	11,995,434

		70,935,212

Oil, Gas & Consumable Fuels – 1.0%
Afren PLC(a)	5,816,439	9,886,055

		80,821,267

Health Care – 1.5%
Pharmaceuticals – 1.5%
Aspen Pharmacare Holdings Ltd.(a)	1,275,024	15,371,774

Total Common Stocks (cost $1,009,680,004)		1,010,888,929

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $4,216,862)	4,216,862	4,216,862

Total Investments – 99.3% (cost $1,013,896,866)		1,015,105,791
Other assets less liabilities – 0.7%		6,870,141

Net Assets – 100.0%		$1,021,975,932

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Great British Pound settling 9/15/11	6,497	$10,627,221	$10,545,055	$(82,166)
Citibank NA:
Canadian Dollar settling 9/15/11	2,548	2,565,512	2,601,010	35,498
Credit Suisse London Branch (GFX):
Japanese Yen settling 12/15/11	826,715	10,549,826	10,808,177	258,351
HSBC BankUSA:
Euro settling 9/15/11	51,773	75,718,789	74,359,801	(1,358,988)
Japanese Yen settling 9/15/11	1,496,969	18,673,831	19,552,282	878,451

Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 12/15/11	5,072	5,152,534	5,167,649	(15,115)
Canadian Dollar settling 12/15/11	5,918	6,011,930	6,029,603	(17,673)
Euro settling 9/15/11	3,625	5,138,452	5,206,464	(68,012)
Deutsche Bank AG London:
Euro settling 9/15/11	3,201	4,485,817	4,597,487	(111,670)
HSBC BankUSA:
Canadian Dollar settling 9/15/11	7,410	7,591,241	7,564,163	27,078
Great British Pound settling 9/15/11	3,547	5,643,951	5,757,013	(113,062)
Royal Bank of Scotland PLC:
Great British Pound settling 9/15/11	46,505	76,389,113	75,480,653	908,460
Great British Pound settling 9/15/11	3,328	5,440,215	5,401,561	38,654
Standard Chartered Bank:
Euro settling 9/15/11	7,261	10,453,974	10,428,728	25,246

				$405,052

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the market value of this security amounted to $1,429,984 or 0.1% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
BDR	– Brazilian Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 36.6%
New Zealand – 3.3%
New Zealand Government Bond Series 413 6.50%, 4/15/13	NZD	47,835	$42,928,010

United States – 33.3%
U.S. Treasury Notes 0.375%, 7/31/13	U.S.$	66,975	67,207,872
0.50%, 8/15/14		18,700	18,800,793
1.375%, 11/15/12-1/15/13		197,373	200,367,846
1.75%, 8/15/12		48,953	49,706,436
2.875%, 1/31/13		62,885	65,277,586
3.125%, 8/31/13		24,610	26,040,456

			427,400,989

Total Governments – Treasuries (cost $464,070,814)			470,328,999

ASSET - BACKED SECURITIES – 19.0%
Autos - Fixed Rate – 10.5%
Ally Auto Receivables Trust Series 2011-1, Class A2 0.81%, 10/15/13		4,231	4,232,991
Series 2011-2, Class A2 0.67%, 10/15/13		3,585	3,584,535
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		4,865	4,860,957
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(a)		8,610	8,845,211
Series 2009-3A, Class A4 2.67%, 12/15/16(a)		12,380	12,726,427
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		5,475	5,475,711
CarMax Auto Owner Trust Series 2011-1, Class A3 1.29%, 9/15/15		4,233	4,263,439
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		3,117	3,147,125
Ford Credit Auto Lease Trust Series 2010-B, Class A2 0.75%, 10/15/12(a)		5,309	5,309,872
Series 2011-A, Class A2 0.74%, 9/15/13		5,380	5,378,985

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Auto Owner Trust Series 2011-A, Class A3 0.97%, 1/15/15	U.S.$	6,545	$6,566,799
Series 2011-B, Class B 2.27%, 1/15/17		3,770	3,840,468
Harley-Davidson Motorcycle Trust Series 2010-1, Class A2 0.83%, 11/15/13		2,293	2,293,404
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		2,089	2,087,901
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(a)		6,540	6,542,181
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		7,560	7,740,547
MMCA Automobile Trust Series 2011-A, Class A2 0.75%, 10/15/13(a)		3,920	3,920,273
Nissan Auto Lease Trust Series 2009-B, Class A4 2.65%, 1/15/15		10,555	10,591,198
Series 2010-B, Class A2 0.90%, 5/15/13		4,144	4,147,346
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		3,628	3,637,897
Porsche Financial Auto Securitization Trust Series 2011-1, Class A3 0.84%, 1/16/15(a)		3,115	3,121,633
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		4,580	4,580,518
Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13		4,767	4,771,087
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		6,595	6,644,484
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		6,330	6,330,406

			134,641,395

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 3.9%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.267%, 7/15/16(b)	U.S.$	6,000	$5,982,420
Chase Issuance Trust Series 2009-A2, Class A2 1.757%, 4/15/14(b)		13,000	13,118,088
Discover Card Master Trust Series 2009-A1, Class A1 1.507%, 12/15/14(b)		3,835	3,870,884
Series 2009-A2, Class A 1.507%, 2/17/15(b)		1,320	1,331,315
Series 2010-A1, Class A1 0.857%, 9/15/15(b)		7,206	7,260,810
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.757%, 1/15/17(b)		2,700	2,713,559
Series 2011-2, Class A 0.687%, 5/15/19(b)		4,785	4,785,672
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.267%, 6/15/15(b)		3,130	3,126,725
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.963%, 12/18/14(a)(b)		7,390	7,375,638

			49,565,111

Autos - Floating Rate – 2.9%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.357%, 9/15/14(a)(b)		4,360	4,384,995
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.907%, 7/15/15(a)(b)		14,000	14,109,362
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.857%, 12/15/14(a)(b)		6,070	6,161,465
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.757%, 10/20/14(a)(b)		5,438	5,493,210
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.457%, 11/17/14(a)(b)		3,765	3,783,726
Wheels SPV LLC Series 2009-1, Class A 1.757%, 3/15/18(a)(b)		4,012	4,027,735

			37,960,493

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 1.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	5,261	$5,284,690
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(a)		3,910	3,909,287
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13		634	636,668
Series 2011-A, Class A2 0.64%, 6/16/14		3,915	3,913,355

			13,744,000

Home Equity Loans - Floating Rate – 0.4%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.493%, 1/20/36(b)		1,017	887,097
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.418%, 6/25/37(a)(b)		3,258	1,113,326
Novastar Home Equity Loan Series 2007-2, Class M1 0.518%, 9/25/37(b)(c)		4,935	599,884
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.348%, 7/25/37(b)		4,185	2,258,393

			4,858,700

Home Equity Loans - Fixed Rate – 0.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33		2,106	1,954,975
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		1,090	905,986
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			2,860,961

Total Asset-Backed Securities (cost $251,414,812)			243,630,660

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 15.2%
Industrial – 10.3%
Capital Goods – 1.7%
Caterpillar Financial Services Corp. 1.375%, 5/20/14	U.S.$	6,725	$6,798,249
Eaton Corp. 0.575%, 6/16/14(b)		3,329	3,341,777
General Dynamics Corp. 5.25%, 2/01/14		4,560	5,048,157
John Deere Capital Corp. 1.60%, 3/03/14		3,605	3,662,921
5.25%, 10/01/12		2,735	2,872,595

			21,723,699

Communications - Telecommunications – 1.7%
AT&T, Inc. 4.95%, 1/15/13		2,875	3,019,943
Cellco Partnership / Verizon Wireless Capital LLC 5.55%, 2/01/14		5,900	6,488,850
New Cingular Wireless Services, Inc. 8.125%, 5/01/12		5,160	5,405,332
Verizon Communications, Inc. 1.95%, 3/28/14		4,220	4,313,992
Verizon Global Funding Corp. 7.375%, 9/01/12		2,142	2,277,942

			21,506,059

Consumer Cyclical - Automotive – 0.7%
American Honda Finance Corp. 2.375%, 3/18/13(a)		6,114	6,232,569
Toyota Motor Credit Corp. 1.375%, 8/12/13		3,065	3,104,894

			9,337,463

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13		3,624	3,922,567

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13		3,595	3,790,755

Consumer Cyclical - Retailers – 0.5%
Wal-Mart Stores, Inc. 1.625%, 4/15/14		2,810	2,875,883

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Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.55%, 5/01/13	U.S.$	3,500	$3,732,414

			6,608,297

Consumer Non-Cyclical – 1.6%
Avon Products, Inc. 5.625%, 3/01/14		2,175	2,353,380
Baxter International, Inc. 1.80%, 3/15/13		2,021	2,052,930
Bottling Group LLC 5.00%, 11/15/13		3,599	3,920,315
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		2,844	3,045,310
PepsiCo, Inc. 4.65%, 2/15/13		2,802	2,965,662
Procter & Gamble Co. (The) 1.375%, 8/01/12		3,132	3,156,589
Sanofi 1.625%, 3/28/14		3,295	3,358,205

			20,852,391

Energy – 1.1%
Apache Corp. 5.25%, 4/15/13		2,890	3,103,898
BP Capital Markets PLC 5.25%, 11/07/13		2,975	3,218,447
Chevron Corp. 3.95%, 3/03/14		3,665	3,958,134
ConocoPhillips 4.75%, 2/01/14		3,650	3,990,928

			14,271,407

Technology – 2.1%
Cisco Systems, Inc. 1.625%, 3/14/14		6,610	6,728,240
Hewlett-Packard Co. 2.95%, 8/15/12		1,408	1,432,263
International Business Machines Corp. 2.10%, 5/06/13		6,055	6,196,293
Microsoft Corp. 2.95%, 6/01/14		3,045	3,246,092
Oracle Corp. 4.95%, 4/15/13		2,885	3,085,155
Texas Instruments, Inc. 1.375%, 5/15/14		6,730	6,823,507

			27,511,550

Transportation - Services – 0.3%
United Parcel Service, Inc. 3.875%, 4/01/14		3,095	3,343,466

			132,867,654

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 4.7%
Banking – 2.9%
Bank of America Corp. 3.70%, 9/01/15	U.S.$	3,275	$3,226,903
Bank of Montreal 1.75%, 4/29/14		6,685	6,821,628
Bank of New York Mellon Corp. (The) 4.30%, 5/15/14		1,785	1,930,810
Citigroup, Inc. 4.587%, 12/15/15		3,140	3,261,251
Goldman Sachs Group, Inc. (The) 3.70%, 8/01/15		3,240	3,274,814
JPMorgan Chase & Co. 3.45%, 3/01/16		3,280	3,380,050
Morgan Stanley 1.233%, 4/29/13(b)		3,340	3,252,569
State Street Corp. 4.30%, 5/30/14		3,015	3,259,701
UnionBanCal Corp. 5.25%, 12/16/13		5,212	5,624,024
US Bancorp 2.45%, 7/27/15		3,300	3,387,387

			37,419,137

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13		6,461	6,522,651

Insurance – 1.1%
Berkshire Hathaway Finance Corp 1.50%, 1/10/14		5,705	5,788,744
Metropolitan Life Global Funding I 2.875%, 9/17/12(a)		7,700	7,817,024

			13,605,768

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11		3,130	3,153,162

			60,700,718

Utility – 0.2%
Electric – 0.2%
Southern Co. 4.15%, 5/15/14		2,001	2,142,203

Total Corporates – Investment Grades (cost $190,917,699)			195,710,575

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		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGH’S – 10.6%
Agency Fixed Rate 30-Year – 5.6%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	U.S.$	1,583	$1,752,428
Federal National Mortgage Association 6.00%, 2/01/40-4/01/40		16,391	18,155,155
Series 2008 6.00%, 5/01/38-8/01/38		21,967	24,329,615
Series 2010 6.00%, 4/01/40		24,554	27,193,828

			71,431,026

Agency ARMs – 4.7%
Federal Home Loan Mortgage Corp. 3.644%, 8/01/36(f)		3,261	3,405,118
Series 2005 2.602%, 5/01/35(f)		3,613	3,800,574
Series 2007 5.83%, 11/01/36(b)		2,550	2,647,910
6.085%, 1/01/37(b)		2,299	2,399,453
Federal National Mortgage Association 2.522%, 1/01/36(f)		1,785	1,895,639
4.984%, 10/01/39(f)		3,174	3,330,141
5.073%, 6/01/37(b)		3,141	3,328,212
Series 2003 2.685%, 12/01/33(f)		948	996,259
Series 2005 2.442%, 2/01/35(b)		4,818	5,056,634
2.835%, 10/01/35(f)		2,841	2,980,787
Series 2006 2.569%, 5/01/36(b)		3,460	3,640,425
2.634%, 1/01/36(f)		8,600	9,089,380
2.791%, 7/01/36(f)		2,461	2,586,702
5.771%, 11/01/36(b)		3,105	3,225,853
Series 2007 2.748%, 11/01/35(b)		4,855	5,109,219
5.473%, 2/01/37(b)		3,171	3,343,485
6.267%, 1/01/37(b)		1,335	1,372,192
Series 2009 3.113%, 7/01/38(f)		2,259	2,378,220

			60,586,203

Agency Fixed Rate 15-Year – 0.3%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13		10	10,367

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2001 6.00%, 11/01/16	U.S.$	78	$85,183
Series 2002 6.00%, 12/01/17		58	62,665
Series 2005 6.00%, 6/01/17-6/01/20		142	155,007
Series 2006 6.00%, 5/01/21-1/01/22		2,611	2,849,486
Series 2007 6.00%, 2/01/22		856	933,406

			4,096,114

Total Mortgage Pass-Through’s (cost $132,181,064)			136,113,343

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.6%
Non-Agency Fixed Rate CMBS – 2.9%
DBUBS Mortgage Trust Series 2011-LC1A, Class A1 3.742%, 11/10/46(a)		6,412	6,490,779
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49		5,950	5,988,199
Series 2011-C3, Class A1 1.875%, 2/16/46(a)		6,203	6,232,814
Series 2011-C4, Class A1 1.525%, 7/15/46(a)		2,951	2,943,058
Morgan Stanley Capital I Series 2011-C1, Class A1 2.602%, 9/15/47(a)		6,279	6,367,946
Series 2011-C2, Class A1 1.48%, 6/15/44(a)		6,102	6,031,259
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		2,889	2,925,161

			36,979,216

Agency CMBS – 2.0%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		11,992	12,379,289
Series K009, Class A1 2.757%, 5/25/20		3,404	3,518,786
Series K010, Class A1 3.32%, 7/25/20		3,965	4,197,210

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		Principal Amount (000)	U.S. $ Value

NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20	U.S.$	5,493	$5,560,915

			25,656,200

Non-Agency Floating Rate CMBS – 1.7%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.517%, 3/15/22(a)(b)		2,500	2,490,505
Commercial Mortgage Pass Through Certificates Series 2005-FL11, Class D 0.547%, 11/15/17(a)(b)		831	784,542
Series 2007-FL14, Class C 0.507%, 6/15/22(a)(b)		3,283	2,926,540
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.677%, 10/15/21(a)(b)		4,900	4,642,145
Series 2007-TFLA, Class A2 0.327%, 2/15/22(a)(b)		8,000	7,465,721
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.61%, 9/15/21(a)(b)		2,600	2,078,578
Series 2007-WHL8, Class E 0.607%, 6/15/20(a)(b)		2,725	2,080,213

			22,468,244

Total Commercial Mortgage-Backed Securities (cost $86,868,409)			85,103,660

AGENCIES – 5.1%
Agency Debentures – 5.1%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12		8,760	8,865,418
Citibank NA - FDIC Insured 1.875%, 5/07/12		18,659	18,856,879
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.25%, 6/15/12		13,670	13,984,847
JPMorgan Chase & Co. – FDIC Insured 3.125%, 12/01/11		10,565	10,639,441
Morgan Stanley – FDIC Insured 2.25%, 3/13/12		6,000	6,063,816
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11		7,493	7,548,396

Total Agencies (cost $65,158,323)			65,958,797

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.5%
United States – 1.5%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $19,783,556)	U.S.$	18,761	$19,751,956

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.3%
Agency Floating Rate – 0.7%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.498%, 10/25/33(b)		136	132,997
Freddie Mac Reference REMICs Series R008, Class FK 0.607%, 7/15/23(b)		438	438,382
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.761%, 12/08/20(b)		8,505	8,548,123

			9,119,502

Non-Agency Floating Rate – 0.5%
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.102%, 11/25/46(b)		1,853	849,341
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.71%, 2/25/42(a)(b)		3,073	2,894,781
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.413%, 7/20/36(b)		2,598	1,944,162
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.448%, 5/25/35(b)(c)		118	90,199
WaMu Mortgage Pass Through Certificates Series 2006-AR4, Class 1A1B 1.192%, 5/25/46(b)		1,029	570,630
Series 2006-AR9, Class 1AB2 0.438%, 8/25/46(b)		1,931	675,564

			7,024,677

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		637	613,930

Total Collateralized Mortgage Obligations (cost $20,314,308)			16,758,109

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Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.5%
Netherlands – 0.5%
Achmea Hypotheekbank NV 0.607%, 11/03/14(a)(b) (cost $6,454,118)	U.S.$	6,456	$6,425,347

SHORT-TERM INVESTMENTS – 3.0%
Certificates of Deposit – 1.0%
Royal Bank of Canada NY 2.25%, 3/15/13 (cost $12,806,351)		12,810	13,133,696

		Shares
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(g) (cost $25,696,760)		25,696,760	25,696,760

Total Short-Term Investments (cost $38,503,111)			38,830,456

Total Investments – 99.4% (cost $1,275,666,214)			1,278,611,902
Other assets less liabilities – 0.6%			7,126,612

Net Assets – 100.0%			$1,285,738,514

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,934	December 2011	$426,471,609	$426,447,000	$(24,609)
U.S. T-Note 5 Yr Futures	410	December 2011	50,215,644	50,244,219	28,575

Sold Contracts
U.S. T-Note 10 Yr Futures	482	December 2011	62,576,207	62,193,063	383,144

					$387,110

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Short Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Canadian Dollar settling 9/23/11	63,429	$64,739,822	$64,736,064	$(3,758)

Sale Contracts
State Street Bank and Trust Co.:
Canadian Dollar settling 9/23/11	63,068	66,479,952	64,367,642	2,112,310
New Zealand Dollar settling 10/14/11	51,074	41,676,720	43,382,424	(1,705,704)

				$402,848

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $174,321,742 or 13.6% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(c)	Illiquid security.

(d)	Fair valued.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A
9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(f)	Variable rate coupon, rate shown as of August 31, 2011.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

NZD	– New Zealand Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FDIC	– Federal Deposit Insurance Corporation
FHLMC	– Federal Home Loan Mortgage Corporation
NCUA	– National Credit Union Administration
REMICs	– Real Estate Mortgage Investment Conduits
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

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INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 27.5%
Financial Institutions – 12.9%
Banking – 7.1%
Bank of America Corp. 5.625%, 7/01/20	U.S.$	1,710	$1,731,780
7.625%, 6/01/19		1,700	1,920,356
Series L 5.65%, 5/01/18		5,630	5,745,150
BankAmerica Capital II Series 2 8.00%, 12/15/26		1,950	1,940,250
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		5,410	5,851,845
Capital One Financial Corp. 4.75%, 7/15/21		4,440	4,467,599
Citigroup, Inc. 5.50%, 4/11/13		2,900	3,021,577
6.50%, 8/19/13		2,770	2,946,743
8.50%, 5/22/19		2,750	3,361,259
Compass Bank 5.50%, 4/01/20		4,989	4,931,826
Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21		1,148	1,163,855
6.00%, 6/15/20		2,700	2,881,750
7.50%, 2/15/19		2,855	3,261,495
JPMorgan Chase & Co. 4.40%, 7/22/20		3,955	4,063,149
4.625%, 5/10/21		857	887,745
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)		3,820	3,763,957
Macquarie Group Ltd. 4.875%, 8/10/17(a)		3,420	3,406,317
Morgan Stanley 5.45%, 1/09/17		1,615	1,655,961
5.50%, 7/24/20		5,325	5,207,722
6.60%, 4/01/12		960	987,542
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,692,616
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		2,740	2,859,546
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		3,400	3,302,393
Shinhan Bank 4.125%, 10/04/16(a)		2,550	2,586,113
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,602,641
5.20%, 4/15/21(a)		1,680	1,557,333

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Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SouthTrust Corp. 5.80%, 6/15/14	U.S.$	3,315	$3,584,493
Standard Chartered PLC 6.409%, 1/30/17(a)		4,800	4,382,717
UFJ Finance Aruba AEC 6.75%, 7/15/13		1,913	2,071,448
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,580	1,287,340
Union Bank NA 5.95%, 5/11/16		1,005	1,117,135
Wachovia Corp. 5.50%, 5/01/13		1,225	1,309,546

			92,551,199

Brokerage – 0.3%
Jefferies Group, Inc. 5.125%, 4/13/18		2,141	2,134,371
6.875%, 4/15/21		1,330	1,487,100

			3,621,471

Finance – 0.8%
General Electric Capital Corp. 4.80%, 5/01/13		2,795	2,947,979
Series A 4.375%, 11/21/11		2,713	2,734,289
SLM Corp. Series A 5.375%, 1/15/13-5/15/14		4,650	4,645,841

			10,328,109

Insurance – 3.7%
Allied World Assurance Co. Ltd. 7.50%, 8/01/16		1,820	2,098,937
Assurant, Inc. 5.625%, 2/15/14		1,028	1,091,156
CIGNA Corp. 5.125%, 6/15/20		435	475,266
Coventry Health Care, Inc. 5.95%, 3/15/17		665	749,648
6.125%, 1/15/15		260	289,255
6.30%, 8/15/14		2,060	2,276,568
Genworth Financial, Inc. 6.515%, 5/22/18		4,100	3,716,724
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,605	1,973,128
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	694,241
5.50%, 3/30/20		3,221	3,260,341
Humana, Inc. 6.30%, 8/01/18		1,514	1,728,042

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		Principal Amount (000)	U.S. $ Value

6.45%, 6/01/16	U.S.$	285	$326,697
7.20%, 6/15/18		610	728,388
Lincoln National Corp. 8.75%, 7/01/19		791	980,944
Markel Corp. 7.125%, 9/30/19		1,685	2,001,446
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		1,510	2,209,665
MetLife, Inc. 4.75%, 2/08/21		1,460	1,531,179
7.717%, 2/15/19		1,159	1,423,818
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,585	3,054,488
Principal Financial Group, Inc. 7.875%, 5/15/14		2,220	2,542,004
Prudential Financial, Inc. 3.00%, 5/12/16		1,685	1,678,899
5.15%, 1/15/13		2,545	2,665,389
6.20%, 1/15/15		265	296,529
Series D 7.375%, 6/15/19		200	239,238
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		2,385	2,331,862
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,463,150
XL Group PLC 5.25%, 9/15/14		4,520	4,850,435

			48,677,437

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15		3,328	3,493,132

REITS – 0.7%
ERP Operating LP 5.25%, 9/15/14		3,300	3,581,269
HCP, Inc. 6.00%, 1/30/17		3,180	3,426,307
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		2,373	2,501,208

			9,508,784

			168,180,132

Industrial – 10.6%
Basic – 1.7%
Anglo American Capital PLC 9.375%, 4/08/19(a)		1,901	2,538,915
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		2,110	2,151,942

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ArcelorMittal 6.125%, 6/01/18	U.S.$	3,570	$3,720,318
Dow Chemical Co. (The) 8.55%, 5/15/19		4,115	5,346,961
International Paper Co. 5.30%, 4/01/15		2,625	2,861,969
7.50%, 8/15/21		797	946,745
Packaging Corp. of America 5.75%, 8/01/13		1,329	1,424,252
PPG Industries, Inc. 5.75%, 3/15/13		3,190	3,411,128
Teck Resources Ltd. 6.00%, 8/15/40		205	208,594

			22,610,824

Capital Goods – 0.3%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		299	326,125
Republic Services, Inc. 3.80%, 5/15/18		85	89,250
5.25%, 11/15/21		1,213	1,358,231
5.50%, 9/15/19		1,768	2,029,510

			3,803,116

Communications - Media – 2.1%
CBS Corp. 5.75%, 4/15/20		3,655	4,042,732
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,795,023
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	1,957,467
4.75%, 10/01/14		1,200	1,319,746
News America, Inc. 6.15%, 3/01/37		2,177	2,279,835
6.55%, 3/15/33		1,383	1,477,188
9.25%, 2/01/13		670	736,879
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,756,855
Time Warner Cable, Inc. 7.50%, 4/01/14		1,325	1,513,927
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,492,638
WPP Finance UK 5.875%, 6/15/14		376	412,815
8.00%, 9/15/14		2,616	3,039,632

			26,824,737

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		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.3%
American Tower Corp. 5.05%, 9/01/20	U.S.$	2,750	$2,795,669
AT&T Corp. 8.00%, 11/15/31		295	398,695
AT&T, Inc. 4.45%, 5/15/21		1,694	1,818,001
Embarq Corp. 7.082%, 6/01/16		1,509	1,642,995
Qwest Corp. 7.50%, 10/01/14		2,931	3,246,083
Telecom Italia Capital SA 6.175%, 6/18/14		2,510	2,532,578
6.375%, 11/15/33		375	321,672
7.175%, 6/18/19		1,450	1,511,542
United States Cellular Corp. 6.70%, 12/15/33		3,150	3,177,619

			17,444,854

Consumer Cyclical - Automotive – 0.3%
Daimler Finance North America LLC 5.75%, 9/08/11		1,105	1,105,311
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,722,181

			3,827,492

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,560,232
7.625%, 4/15/31		2,810	3,453,779
Viacom, Inc. 5.625%, 9/15/19		2,895	3,324,337

			8,338,348

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		4,120	4,295,397

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		1,460	1,767,886

Consumer Non-Cyclical – 1.0%
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,711,605
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,711	1,830,423

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		Principal Amount (000)	U.S. $ Value

5.875%, 5/15/13	U.S.$	2,720	$2,866,562
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,751,280
Delhaize Group SA 5.875%, 2/01/14		775	850,463

			13,010,333

Energy – 1.5%
Anadarko Petroleum Corp. 5.95%, 9/15/16		1,465	1,646,790
6.45%, 9/15/36		877	934,519
Hess Corp. 7.875%, 10/01/29		1,793	2,314,878
Marathon Petroleum Corp. 3.50%, 3/01/16(a)		448	467,810
5.125%, 3/01/21(a)		760	811,468
Nabors Industries, Inc. 9.25%, 1/15/19		2,995	3,797,816
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,729,867
Noble Holding International Ltd. 4.90%, 8/01/20		251	277,673
Valero Energy Corp. 6.125%, 2/01/20		1,635	1,821,531
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		1,600	1,685,210
9.625%, 3/01/19		1,540	2,067,183

			19,554,745

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)		3,341	3,374,410

Technology – 0.3%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	537,678
Computer Sciences Corp. 5.50%, 3/15/13		2,290	2,418,089
Motorola Solutions, Inc. 7.50%, 5/15/25		290	347,743
Xerox Corp. 8.25%, 5/15/14		310	358,599

			3,662,109

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,802,619
5.75%, 12/15/16		1,115	1,237,482

			3,040,101

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		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)	U.S.$	3,375	$3,435,719
Con-way, Inc. 6.70%, 5/01/34		2,208	2,214,657
Ryder System, Inc. 5.85%, 11/01/16		930	1,075,309
7.20%, 9/01/15		908	1,082,494

			7,808,179

			139,362,531

Utility – 2.5%
Electric – 1.4%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		1,610	1,783,413
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,700	2,827,089
FirstEnergy Corp. Series B 6.45%, 11/15/11		58	58,580
Series C 7.375%, 11/15/31		2,291	2,664,598
NextEra Energy Capital Holdings, Inc. 5.625%, 9/01/11		2,855	2,855,000
Nisource Finance Corp. 6.80%, 1/15/19		3,445	4,122,342
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,563,867
TECO Finance, Inc. 4.00%, 3/15/16		745	797,373
5.15%, 3/15/20		915	1,020,444
Union Electric Co. 6.70%, 2/01/19		315	385,517

			18,078,223

Natural Gas – 1.0%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,101,178
7.50%, 7/01/38		3,329	3,770,329
EQT Corp. 8.125%, 6/01/19		1,707	2,104,801
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		1,340	1,326,470
Williams Partners LP 5.25%, 3/15/20		4,178	4,545,773

			12,848,551

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		Principal Amount (000)	U.S. $ Value

Other Utility – 0.1%
Veolia Environnement SA 6.00%, 6/01/18	U.S.$	1,298	$1,481,119

			32,407,893

Non Corporate Sectors – 1.5%
Agencies - Not Government Guaranteed – 1.5%
AK Transneft OJSC Via TransCapitalInvest Ltd. 8.70%, 8/07/18(a)		3,055	3,742,375
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		6,255	6,817,950
MDC-GMTN B.V. 3.75%, 4/20/16(a)		3,500	3,637,000
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		5,100	5,532,929

			19,730,254

Total Corporates - Investment Grades (cost $333,543,901)			359,680,810

MORTGAGE PASS-THROUGH’S – 25.3%
Agency Fixed Rate 30-Year – 20.6%
Federal Home Loan Mortgage Corp. Gold 4.50%, TBA		25,330	26,733,044
5.50%, 4/01/38		15,066	16,449,275
Series 2006 4.50%, 5/01/36		89	94,365
Series 2007 5.50%, 7/01/35		2,886	3,167,606
Federal National Mortgage Association 4.00%, TBA		47,405	49,123,431
4.00%, 1/01/41		3,061	3,178,880
5.50%, 1/01/35-6/01/38		19,204	21,046,777
6.00%, 5/01/31-4/01/40		30,939	34,268,009
Series 2003 5.00%, 11/01/33		8,459	9,146,837
5.50%, 4/01/33-7/01/33		9,592	10,549,270
Series 2004 5.50%, 4/01/34-11/01/34		7,882	8,664,871
Series 2005 4.50%, 8/01/35-10/01/35		12,075	12,836,493
5.50%, 2/01/35		1,930	2,121,841
6.00%, 4/01/35		6,407	7,148,623
Series 2006 5.00%, 1/01/36-2/01/36		10,335	11,164,233

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		Principal Amount (000)	U.S. $ Value

Series 2007 4.50%, 9/01/35-8/01/37	U.S.$	8,669	$9,227,930
5.50%, 8/01/37		14,264	15,680,063
Series 2008 5.50%, 5/01/38		3,378	3,696,023
6.00%, 3/01/37-5/01/38		21,133	23,469,723
Series 2010 6.00%, 4/01/40		1,866	2,066,093

			269,833,387

Agency Fixed Rate 15-Year – 2.9%
Federal National Mortgage Association 4.50%, TBA		11,145	11,878,131
4.50%, 4/01/26		24,250	25,872,667
Series 2008 4.50%, 5/01/23		284	303,673

			38,054,471

Agency ARMs – 1.8%
Federal Home Loan Mortgage Corp. 2.603%, 4/01/36(b)		4,534	4,782,360
3.644%, 8/01/36(b)		3,390	3,540,077
Series 2007 6.004%, 2/01/37(c)		1,561	1,615,358
Federal National Mortgage Association 4.984%, 10/01/39(b)		3,255	3,415,530
5.073%, 6/01/37(c)		3,330	3,527,815
Series 2003 2.685%, 12/01/33(b)		1,315	1,382,454
Series 2006 2.177%, 3/01/36(b)		846	878,466
2.305%, 2/01/36(b)		1,322	1,379,041
Series 2007 2.462%, 3/01/34(b)		2,444	2,565,645

			23,086,746

Total Mortgage Pass-Through’s (cost $318,405,523)			330,974,604

GOVERNMENTS - TREASURIES – 18.8%
Mexico – 1.1%
Mexican Bonos Series M 10 7.25%, 12/15/16	MXN	160,215	14,330,485

United States – 17.7%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$	16,860	19,821,037

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Intermediate Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.625%, 2/15/40	U.S.$	27,085	$32,273,457
5.375%, 2/15/31		7,565	9,977,524
U.S. Treasury Notes 1.00%, 8/31/16		39,040	39,128,621
1.50%, 6/30/16		38,645	39,744,064
2.625%, 4/30/16-11/15/20		52,390	55,057,209
3.625%, 2/15/20		31,225	35,498,922

			231,500,834

Total Governments - Treasuries (cost $230,879,392)			245,831,319

AGENCIES – 9.4%
Agency Debentures – 9.4%
Federal Farm Credit Bank 0.269%, 4/26/13(c)		47,120	47,141,864
Federal National Mortgage Association 6.25%, 5/15/29		12,375	16,558,592
6.625%, 11/15/30		23,645	33,579,210
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		32,305	25,983,751

Total Agencies (cost $114,451,073)			123,263,417

ASSET-BACKED SECURITIES – 6.2%
Autos - Fixed Rate – 3.2%
Ally Auto Receivables Trust Series 2011-1, Class A3 1.38%, 1/15/15		4,555	4,597,516
Series 2011-2, Class A2 0.67%, 10/15/13		3,795	3,794,508
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		5,100	5,095,761
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		5,790	5,790,752
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		5,550	5,548,953
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		2,173	2,171,857
Porsche Financial Auto Securitization Trust Series 2011-1, Class A3 0.84%, 1/16/15(a)		3,235	3,241,888

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		Principal Amount (000)	U.S. $ Value

SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)	U.S.$	4,730	$4,730,535
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		6,705	6,705,430

			41,677,200

Credit Cards - Floating Rate – 1.4%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.267%, 7/15/16(c)		5,500	5,483,884
Chase Issuance Trust Series 2008-A10, Class A10 0.957%, 8/17/15(c)		5,500	5,569,731
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.757%, 1/15/17(c)		2,830	2,844,212
Series 2011-2, Class A
0.687%, 5/15/19(c)		5,020	5,020,705

			18,918,532

Autos - Floating Rate – 0.9%
Ford Credit Floorplan Master Owner Trust Series 2009-2, Class A 1.757%, 9/15/14(c)		7,360	7,443,947
Wheels SPV LLC Series 2009-1, Class A 1.757%, 3/15/18(a)(c)		4,012	4,027,735

			11,471,682

Other ABS - Fixed Rate – 0.5%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		2,905	2,918,735
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		4,140	4,138,260

			7,056,995

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.312%, 12/25/32		492	405,858
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		480	421,056

			826,914

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		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.488%, 5/25/37(c)(d)	U.S.$	3,715	$162,190
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.473%, 1/20/35(c)		699	584,837
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.448%, 2/25/37(c)(d)		1,785	12,637

			759,664

Total Asset-Backed Securities (cost $86,226,639)			80,710,987

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.5%
Non-Agency Fixed Rate CMBS – 5.0%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class A4 5.451%, 1/15/49		6,845	7,265,037
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/11/50		6,455	6,856,159
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,065	3,258,205
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		6,475	6,770,921
Series 2006-C5, Class A3 5.311%, 12/15/39		4,500	4,812,453
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 6.005%, 6/15/49		9,364	9,899,796
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.499%, 6/15/29		6,015	6,484,411
Series 2006-C6, Class A4 5.372%, 9/15/39		8,090	8,760,426
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.097%, 6/12/46		3,075	3,406,500

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		Principal Amount (000)	U.S. $ Value

Series 2006-3, Class A4 5.414%, 7/12/46	U.S.$	6,885	$7,472,841

			64,986,749

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	4,837,492

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.669%, 3/06/20(a)(c)		1,855	1,781,970

Total Commercial Mortgage-Backed Securities (cost $67,652,237)			71,606,211

INFLATION-LINKED SECURITIES – 1.6%
United States – 1.6%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS) (cost $20,593,561)		19,529	20,560,667

GOVERNMENTS - SOVEREIGN AGENCIES – 1.5%
Germany – 0.2%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		2,695	3,193,629

United Kingdom – 1.3%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)		10,450	10,464,222
2.625%, 5/11/12(a)		6,000	6,093,270

			16,557,492

Total Governments - Sovereign Agencies (cost $19,206,770)			19,751,121

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Kazakhstan – 0.1%
KazMunayGas National Co. 7.00%, 5/05/20(a)		1,990	2,149,200

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		Principal Amount (000)	U.S. $ Value

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	U.S.$	3,390	$3,785,338

Russia – 0.5%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		5,677	6,471,780

Total Quasi-Sovereigns (cost $10,813,841)			12,406,318

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Fixed Rate – 0.4%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 2.655%, 2/25/36		2,758	1,580,261
Series 2007-1, Class 21A1 5.112%, 1/25/47		1,830	982,315
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.089%, 5/25/35		1,944	1,729,903
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.504%, 5/25/36		1,474	773,500

			5,065,979

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.252%, 12/25/35(c)		966	602,040
Series 2006-OA14, Class 3A1 1.102%, 11/25/46(c)		4,197	1,923,457
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.748%, 2/25/35(c)(d)		2,838	167,538

			2,693,035

Non-Agency ARMs – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.69%, 3/25/36(c)		2,778	1,561,064

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.752%, 5/28/35		392	287,323

Total Collateralized Mortgage Obligations (cost $19,163,786)			9,607,401

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		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36	U.S.$	1,970	$2,243,424
International Bank for Reconstruction & Development 9.25%, 7/15/17		2,340	3,278,609

Total Supranationals (cost $4,905,094)			5,522,033

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.625%, 3/01/40 (cost $3,378,896)		3,310	3,999,109

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Russia – 0.3%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a) (cost $3,503,363)		3,214	3,849,172

CORPORATES - NON-INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Basic – 0.1%
Westvaco Corp. 8.20%, 1/15/30 (cost $734,408)		670	721,632

		Shares
SHORT-TERM INVESTMENTS – 8.0%
Investment Companies – 8.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $104,234,888)		104,234,888	104,234,888

Total Investments – 106.5% (cost $1,337,693,372)			1,392,719,689
Other assets less liabilities – (6.5)%			(85,457,180)

Net Assets – 100.0%			$1,307,262,509

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FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	425	December 2011	$93,718,303	$93,712,500	$5,803

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley and Co. Inc:
Canadian Dollar settling 9/23/11	30,216	$30,505,382	$30,839,083	$333,701

Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 9/23/11	28,956	30,666,467	29,552,490	1,113,977
Canadian Dollar settling 9/23/11	1,261	1,270,376	1,286,594	(16,218)
Goldman Sachs International:
Mexican Peso settling 10/19/11	166,642	13,492,771	13,453,927	38,844
HSBC Bank USA:
Mexican Peso settling 10/19/11	13,085	1,046,531	1,056,445	(9,914)

				$1,460,390

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America:
CDX – NAIGS16V1 – 5 Year Index, 6/20/16*	(1.00)%	1.15%	$20,980	$96,407	$4,752	$101,159

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $118,890,050 or 9.1% of net assets.

(b)	Variable rate coupon, rate shown as of August 31, 2011.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(d)	Illiquid security.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

MXN	– Mexican Peso

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Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

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BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.9%
United States – 97.9%
U.S. Treasury Inflation Index 0.50%, 4/15/15 (TIPS)	U.S.$	17,864	$18,769,350
0.625%, 7/15/21 (TIPS)		34,223	35,792,037
1.125%, 1/15/21 (TIPS)		18,203	19,941,931
1.25%, 7/15/20 (TIPS)(a)		45,915	50,929,589
1.375%, 1/15/20 (TIPS)(a)		41,264	46,189,650
1.625%, 1/15/15-1/15/18 (TIPS)(a)		126,640	139,924,863
1.875%, 7/15/13-7/15/19 (TIPS)		77,164	84,338,409
1.875%, 7/15/15 (TIPS)(a)		81,038	89,901,990
2.00%, 7/15/14 (TIPS)(a)		74,822	81,228,280
2.00%, 1/15/16 (TIPS)		19,118	21,490,021
2.125%, 1/15/19 (TIPS)(a)		26,163	30,754,198
2.375%, 1/15/17 (TIPS)(a)(b)		66,455	77,217,147
2.375%, 1/15/25 (TIPS)		1,198	1,480,446

Total Inflation-Linked Securities (cost $641,040,460)			697,957,911

CORPORATES - INVESTMENT GRADES – 19.3%
Industrial – 8.0%
Basic – 0.9%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		980	999,481
ArcelorMittal 6.125%, 6/01/18		1,570	1,636,106
Dow Chemical Co. (The) 8.55%, 5/15/19		1,370	1,780,155
International Paper Co. 9.375%, 5/15/19		1,315	1,686,231

			6,101,973

Capital Goods – 0.5%
CRH Finance BV 7.375%, 5/28/14	EUR	1,100	1,733,284
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	1,675	1,875,546

			3,608,830

Communications - Media – 1.4%
CBS Corp. 5.75%, 4/15/20		1,290	1,426,846
Comcast Corp. 5.15%, 3/01/20		1,745	1,989,164
News America, Inc. 6.15%, 3/01/37		1,739	1,821,145

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reed Elsevier Capital, Inc. 8.625%, 1/15/19	U.S.$	1,340	$1,739,525
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,639,611
WPP Finance UK 5.875%, 6/15/14		1,565	1,718,234

			10,334,525

Communications - Telecommunications – 1.1%
American Tower Corp. 5.05%, 9/01/20		1,355	1,377,502
Embarq Corp. 7.082%, 6/01/16		602	655,456
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,760,317
Qwest Corp. 7.50%, 10/01/14	U.S.$	1,343	1,487,373
Telecom Italia Capital SA 6.375%, 11/15/33		1,165	999,328
United States Cellular Corp. 6.70%, 12/15/33		1,715	1,730,037

			8,010,013

Consumer Cyclical - Automotive – 0.3%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,811,106

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 6.25%, 4/30/16		1,495	1,748,703

Consumer Cyclical - Other – 0.5%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,822,148
Marriott International, Inc./DE Series J 5.625%, 2/15/13	U.S.$	1,700	1,772,373

			3,594,521

Consumer Non-Cyclical – 0.5%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,722,373
Delhaize Group SA 5.875%, 2/01/14		1,515	1,662,519

			3,384,892

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	105

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 1.4%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	775	$871,169
Hess Corp. 8.125%, 2/15/19		1,355	1,767,590
Marathon Petroleum Corp. 3.50%, 3/01/16(c)		230	240,170
5.125%, 3/01/21(c)		390	416,411
Nabors Industries, Inc. 9.25%, 1/15/19		1,330	1,686,509
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,787,935
Valero Energy Corp. 6.875%, 4/15/12		1,525	1,578,302
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		1,560	1,643,079

			9,991,165

Technology – 0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	265,112
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,846,636
Xerox Corp. 8.25%, 5/15/14		1,425	1,648,399

			3,760,147

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,792,406

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	992,909
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,161,552
5.85%, 11/01/16		630	728,435

			2,882,896

			57,021,177

Financial Institutions – 7.8%
Banking – 3.7%
Bank of America Corp. 5.625%, 7/01/20		1,710	1,731,780
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,777,208
Barclays Bank PLC 5.45%, 9/12/12	U.S.$	1,535	1,588,527

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BBVA Senior Finance SAU Series G 3.625%, 5/14/12	EUR	1,200	$1,735,444
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,625,969
Citigroup, Inc. 5.50%, 4/11/13		1,565	1,630,609
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		1,565	1,670,348
JPMorgan Chase & Co. 4.40%, 7/22/20		1,745	1,792,717
Macquarie Group Ltd. 7.625%, 8/13/19(c)		1,470	1,617,049
Morgan Stanley 5.50%, 7/24/20		1,670	1,633,220
National Capital Trust II 5.486%, 3/23/15(c)		1,090	1,013,319
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		1,715	1,703,611
Shinhan Bank 4.125%, 10/04/16(c)		1,550	1,571,951
Societe Generale SA 5.20%, 4/15/21(c)		1,825	1,691,746
UBS AG/Stamford CT 5.875%, 7/15/16		1,610	1,759,609
Union Bank NA 5.95%, 5/11/16		1,675	1,861,891

			26,404,998

Brokerage – 0.3%
Jefferies Group, Inc. 6.875%, 4/15/21		1,639	1,832,599

Finance – 0.2%
SLM Corp. Series A 5.375%, 1/15/13		1,670	1,686,854

Insurance – 3.4%
Allstate Corp. (The) 6.125%, 5/15/37		1,725	1,604,250
American International Group, Inc. 6.40%, 12/15/20		1,660	1,746,295
CIGNA Corp. 5.125%, 6/15/20		656	716,723
Genworth Financial, Inc. 6.515%, 5/22/18		1,675	1,518,418
Hartford Financial Services Group, Inc. 6.10%, 10/01/41		1,850	1,679,924

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	107

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Humana, Inc. 7.20%, 6/15/18	U.S.$	1,520	$1,815,000
Lincoln National Corp. 8.75%, 7/01/19		1,350	1,674,178
Markel Corp. 7.125%, 9/30/19		1,628	1,933,742
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,737,559
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		1,410	1,666,084
Principal Financial Group, Inc. 7.875%, 5/15/14		1,445	1,654,593
Prudential Financial, Inc. Series D 7.375%, 6/15/19		1,425	1,704,573
QBE Capital Funding III Ltd. 7.25%, 5/24/41(c)		1,210	1,183,041
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,678,875
XL Group PLC 5.25%, 9/15/14		1,590	1,706,237

			24,019,492

REITS – 0.2%
HCP, Inc. 5.375%, 2/01/21		1,757	1,790,014

			55,733,957

Utility – 2.4%
Electric – 1.0%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		1,355	1,500,947
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,775	1,858,549
Nisource Finance Corp. 6.15%, 3/01/13		1,530	1,629,586
Ohio Power Co. Series F 5.50%, 2/15/13		350	370,947
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,798,104

			7,158,133

Natural Gas – 1.4%
DCP Midstream LLC 9.75%, 3/15/19(c)		1,290	1,730,980
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,833,686
EQT Corp. 8.125%, 6/01/19		1,385	1,707,762

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		Principal Amount (000)	U.S. $ Value

Kinder Morgan Energy Partners LP 4.15%, 3/01/22	U.S.$	716	$708,770
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,762,230
Williams Partners LP 3.80%, 2/15/15		1,660	1,761,559

			9,504,987

			16,663,120

Non Corporate Sectors – 1.1%
Agencies - Not Government Guaranteed – 1.1%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		2,760	3,008,400
MDC-GMTN B.V. 3.75%, 4/20/16(c)		1,825	1,896,436
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		2,805	3,043,111

			7,947,947

Total Corporates - Investment Grades (cost $133,167,154)			137,366,201

GOVERNMENTS - SOVEREIGN AGENCIES – 7.5%
Australia – 0.4%
Suncorp-Metway Ltd. 1.749%, 7/16/12(c)(d)		2,600	2,633,480

Netherlands – 2.0%
NIBC Bank NV 3.125%, 2/17/12	EUR	5,050	7,301,091
SNS Bank NV 2.875%, 1/30/12		5,090	7,357,576

			14,658,667

United Kingdom – 1.4%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	1,465	2,399,115
Skipton Building Society 2.00%, 4/05/12		1,485	2,423,690
West Bromwich Building Society 2.00%, 4/05/12		1,490	2,435,259
Yorkshire Building Society 2.00%, 3/30/12		1,490	2,430,177

			9,688,241

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	109

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States – 3.7%
Goldman Sachs Group, Inc. (The) 3.50%, 12/08/11	EUR	18,510	$26,706,520

Total Governments - Sovereign Agencies (cost $49,080,167)			53,686,908

ASSET-BACKED SECURITIES – 4.7%
Autos - Fixed Rate – 2.0%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14	U.S.$	2,690	2,687,764
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		2,940	2,939,445
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,120	3,212,948
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		1,177	1,176,381
Porsche Financial Auto Securitization Trust Series 2011-1, Class A3 0.84%, 1/16/15(c)		1,715	1,718,652
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		2,440	2,440,276

			14,175,466

Credit Cards - Floating Rate – 1.7%
American Express Credit Account Master Trust Series 2007-8, Class A 0.507%, 5/15/15(d)		3,676	3,684,338
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.757%, 1/15/17(d)		1,495	1,502,508
Series 2011-2, Class A 0.687%, 5/15/19(d)		2,625	2,625,369
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.963%, 12/18/14(c)(d)		4,090	4,082,051

			11,894,266

Autos - Floating Rate – 0.8%
Ford Credit Floorplan Master Owner Trust Series 2009-2, Class A 1.757%, 9/15/14(d)		3,845	3,888,856

110	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

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		Principal Amount (000)	U.S. $ Value

Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.457%, 11/17/14(c)(d)	U.S.$	2,075	$2,085,320

			5,974,176

Other ABS - Fixed Rate – 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,467	1,473,812

Total Asset-Backed Securities (cost $33,526,403)			33,517,720

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.3%
Non-Agency Fixed Rate CMBS – 3.8%
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/11/50		1,390	1,476,384
Commercial Mortgage Pass Through Certificates
Series 2006-C8, Class A4
5.306%, 12/10/46		3,350	3,561,171
Series 2007-C9, Class A4
6.008%, 12/10/49		4,250	4,651,047
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,455	3,650,259
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A4
5.814%, 6/12/43		3,327	3,614,068
Series 2007-LD11, Class A4
6.005%, 6/15/49		3,211	3,394,797
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 6.067%, 6/15/38		3,220	3,551,747
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,543,766

			27,443,239

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	111

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19	U.S.$	3,201	$3,304,751

Total Commercial Mortgage-Backed Securities (cost $29,190,919)			30,747,990

MORTGAGE PASS-THROUGH’S – 1.6%
Agency ARMs – 1.6%
Federal Home Loan Mortgage Corp. 5.188%, 10/01/39(e)		1,851	1,955,859
Federal National Mortgage Association 3.928%, 10/01/37(e)		3,506	3,698,643
4.984%, 10/01/39(e)		1,831	1,921,235
5.097%, 8/01/38(d)		3,414	3,647,968

Total Mortgage Pass-Through’s (cost $11,258,406)			11,223,705

CORPORATES - NON-INVESTMENT GRADES – 1.3%
Industrial – 1.3%
Capital Goods – 0.2%
Building Materials Corp. of America 6.75%, 5/01/21(c)		189	180,967
Case New Holland, Inc. 7.875%, 12/01/17		618	668,985
Griffon Corp. 7.125%, 4/01/18		672	635,040
Huntington Ingalls Industries, Inc. 7.125%, 3/15/21(c)		168	157,920

			1,642,912

Communications - Media – 0.3%
EH Holding Corp. 6.50%, 6/15/19(c)		475	475,000
RR Donnelley & Sons Co. 4.95%, 4/01/14		1,650	1,600,500

			2,075,500

Communications - Telecommunications – 0.1%
eAccess Ltd. 8.25%, 4/01/18(c)		363	348,480

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		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.2%
Delphi Corp. 5.875%, 5/15/19(c)	U.S.$	151	$145,715
6.125%, 5/15/21(c)		252	243,180
Ford Motor Credit Co. LLC 5.00%, 5/15/18		740	718,177

			1,107,072

Consumer Cyclical - Retailers – 0.1%
Limited Brands, Inc. 6.625%, 4/01/21		730	739,125

Consumer Non-Cyclical – 0.2%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(c)		715	686,400
Universal Health Services, Inc. 7.125%, 6/30/16		997	1,070,529

			1,756,929

Energy – 0.2%
Chesapeake Energy Corp. 6.125%, 2/15/21		707	717,605
Oil States International, Inc. 6.50%, 6/01/19(c)		493	493,000
Range Resources Corp. 5.75%, 6/01/21		538	540,690

			1,751,295

Total Corporates - Non-Investment Grades (cost $9,643,979)			9,421,313

GOVERNMENTS - TREASURIES – 1.0%
Mexico – 1.0%
Mexican Bonos Series M 10 7.25%, 12/15/16 (cost $6,796,636)	MXN	80,365	7,188,274

SUPRANATIONALS – 1.0%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	5,675	3,645,704
European Investment Bank 0.552%, 3/05/12(d)	U.S.$	3,500	3,506,118

Total Supranationals (cost $6,658,694)			7,151,822

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	113

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(c)	U.S.$	1,328	$1,434,240

Russia – 0.6%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(c)		3,716	4,236,240

Total Quasi-Sovereigns (cost $5,656,402)			5,670,480

		Shares
SHORT-TERM INVESTMENTS – 3.4%
Investment Companies – 3.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (cost $23,960,165)		23,960,165	23,960,165

Total Investments – 142.8% (cost $949,979,385)			1,017,892,489
Other assets less liabilities – (42.8)%			(305,161,981)

Net Assets – 100.0%			$712,730,508

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	15	December 2011	$2,084,150	$2,040,469	$43,681
U.S. T-Note 5 Yr Futures	579	December 2011	70,950,723	70,954,641	(3,918)
U.S. T-Note 10 Yr Futures	181	December 2011	23,498,534	23,354,656	143,878

					$183,641

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Bond Inflation Protection Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Euro settling 9/15/11	274	$391,878	$392,823	$945
BNP Paribas SA:
Great British Pound settling 10/07/11	1,118	1,820,876	1,814,868	(6,008)
Deutsche Bank AG London:
Euro settling 9/15/11	526	753,878	754,822	944
Goldman Sachs International:
Brazilian Real settling 9/02/11	6,125	3,793,647	3,847,505	53,858
Brazilian Real settling 9/02/11	6,125	3,858,898	3,847,505	(11,393)
Morgan Stanley and Co., Inc.:
Canadian Dollar settling 9/23/11	15,772	15,922,662	16,096,841	174,179

Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 9/23/11	851	857,651	868,599	(10,948)
Euro settling 9/15/11	36,512	50,959,164	52,441,044	(1,481,880)
Goldman Sachs International:
Brazilian Real settling 9/02/11	6,125	3,886,322	3,847,505	38,817
Brazilian Real settling 9/02/11	6,125	3,858,898	3,847,505	11,393
Brazilian Real settling 10/04/11	6,125	3,772,616	3,825,362	(52,746)
Canadian Dollar settling 9/23/11	14,921	15,783,881	15,228,242	555,639
Mexican Peso settling 10/19/11	83,851	6,789,310	6,769,764	19,546
HSBC Bank USA:
Mexican Peso settling 10/19/11	6,286	502,742	507,505	(4,763)
Royal Bank of Scotland PLC:
Great British Pound settling 10/07/11	7,099	11,622,082	11,519,980	102,102

				$(610,315)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$50,940	11/17/13	1.059%	3 Month LIBOR	$(767,822)
JPMorgan Chase Bank, N.A.	8,040	5/17/21	3.268%	3 Month LIBOR	(743,980)
Barclays Bank PLC	33,270	6/7/13	0.627%	3 Month LIBOR	(116,911)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

Bond Inflation Protection Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America:
CDX – NAHYS16V1 – 5 Year Index, 6/20/16*	5.00%	6.33%	$5,000	$(199,305)	$109,863	$(309,168)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity		U.S. $ Value at August 31, 2011
Bank of America	0.17%	11/07/11		$26,385,122
Bank of America	0.18%	9/26/11		19,211,868
Bank of America	0.19%	9/26/11		22,622,786
Bank of America	0.19%	11/07/11		32,170,845
Barclays Bank	0.05%	12/30/11	+	34,088,444
Barclays Bank	0.10%	9/01/11		26,565,450
Barclays Bank	0.17%	1/05/12		42,723,997
Barclays Bank	0.20%	10/13/11		27,587,675
Nomura International	0.11%	10/06/11		91,132,142

				$322,488,329

+	The reverse repurchase agreement matures on demand. The interest rate shown is a variable rate and was in effect on August 31, 2011.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $328,749,641.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate and credit default swaps. The aggregate market value of this security amounted to $14,466,024.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $44,556,726 or 6.3% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(e)	Variable rate coupon, rate shown as of August 31, 2011.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL	– Brazilian Real
EUR	– Euro
GBP	– Great British Pound
MXN	– Mexican Peso

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

116	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

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HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 69.9%
Industrial – 55.3%
Basic – 4.5%
AK Steel Corp. 7.625%, 5/15/20	U.S. $	493	$453,560
Aleris International, Inc. 7.625%, 2/15/18(a)		1,100	1,012,000
Alpha Natural Resources, Inc. 6.25%, 6/01/21		600	587,250
Arch Coal, Inc. 7.00%, 6/15/19(a)		451	444,235
7.25%, 6/15/21(a)		754	742,690
Arch Western Finance LLC 6.75%, 7/01/13		696	694,260
Calcipar SA 6.875%, 5/01/18(a)		479	453,853
Consol Energy, Inc. 8.25%, 4/01/20		525	564,375
Drummond Co., Inc. 7.375%, 2/15/16		530	537,950
FMG Resources August 2006 Pty Ltd. 7.00%, 11/01/15(a)		425	423,938
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	525,000
Huntsman International LLC 5.50%, 6/30/16		400	385,500
8.625%, 3/15/21		241	251,544
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		1,000	870,000
Kerling PLC 10.625%, 2/01/17(a)	EUR	535	699,360
Kinove German Bondco GmbH 9.625%, 6/15/18(a)	U.S.$	317	304,320
Lyondell Chemical Co. 11.00%, 5/01/18		715	798,119
MacDermid, Inc. 9.50%, 4/15/17(a)		675	668,250
Nalco Co. 6.625%, 1/15/19(a)		291	320,100
NewMarket Corp. 7.125%, 12/15/16		615	627,300
NewPage Corp. 10.00%, 5/01/12		397	46,648
11.375%, 12/31/14		374	329,120
Nova Chemicals Corp. 8.625%, 11/01/19		501	547,969

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Omnova Solutions, Inc. 7.875%, 11/01/18	U.S.$	809	$709,897
Peabody Energy Corp. 7.375%, 11/01/16		545	592,687
Polymer Group, Inc. 7.75%, 2/01/19(a)		1,300	1,287,000
Polypore International, Inc. 7.50%, 11/15/17		380	376,200
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		501	512,272
Rhodia SA 6.875%, 9/15/20(a)		406	474,005
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	500	685,929
Steel Dynamics, Inc. 7.75%, 4/15/16	U.S.$	1,755	1,792,294
TPC Group LLC 8.25%, 10/01/17(a)		1,047	1,073,175
United States Steel Corp. 7.00%, 2/01/18		825	792,000
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		529	412,620
Weyerhaeuser Co. 7.375%, 3/15/32		685	730,349

			21,725,769

Capital Goods – 5.4%
Alliant Techsystems, Inc. 6.875%, 9/15/20		320	319,200
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)		320	315,200
Berry Plastics Corp. 9.75%, 1/15/21		1,300	1,205,750
Bombardier, Inc. 7.50%, 3/15/18(a)		624	678,600
Building Materials Corp. of America 7.00%, 2/15/20(a)		689	689,000
7.50%, 3/15/20(a)		499	502,743
CNH America LLC 7.25%, 1/15/16		935	995,775
CPI International Acquisition, Inc. 8.00%, 2/15/18		529	476,100
Griffon Corp. 7.125%, 4/01/18		287	271,215
Grohe Holding GmbH 8.625%, 10/01/14(a)	EUR	834	1,051,282
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(a)	U.S.$	256	240,640
7.125%, 3/15/21(a)		254	238,760

118	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

KUKA AG 8.75%, 11/15/17(a)	EUR	361	$518,572
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	922	917,390
Masco Corp. 6.125%, 10/03/16		160	156,737
7.125%, 3/15/20		900	880,650
Mohawk Industries, Inc. 6.875%, 1/15/16		1,377	1,473,390
Nordenia Holdings AG 9.75%, 7/15/17(a)	EUR	517	727,843
Nortek, Inc. 8.50%, 4/15/21(a)	U.S.$	1,262	1,079,010
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,180	1,185,900
Ply Gem Industries, Inc. 8.25%, 2/15/18		600	507,000
Pregis Corp. 6.605%, 4/15/13(b)	EUR	500	646,425
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(a)	U.S.$	712	674,620
7.875%, 8/15/19(a)		2,365	2,341,350
8.25%, 2/15/21(a)		1,850	1,558,625
8.50%, 10/15/16(a)		118	120,655
9.00%, 4/15/19(a)		638	574,200
9.875%, 8/15/19(a)		526	494,440
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.25%, 2/01/21		750	699,375
10.25%, 11/15/19		500	513,750
Sterling Merger, Inc. 11.00%, 10/01/19(a)		813	793,691
Terex Corp. 8.00%, 11/15/17		536	522,600
TransDigm, Inc. 7.75%, 12/15/18(a)		1,200	1,221,000
United Rentals North America, Inc. 8.375%, 9/15/20		825	752,812
USG Corp. 6.30%, 11/15/16		1,115	869,700

			26,214,000

Communications - Media – 7.4%
Allbritton Communications Co. 8.00%, 5/15/18		510	495,975
Cablevision Systems Corp. 8.00%, 4/15/20		1,750	1,833,125

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CCH II LLC/CCH II Capital Corp. 13.50%, 11/30/16	U.S.$	1,000	$1,155,000
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19		1,625	1,633,125
7.00%, 1/15/19(a)		625	626,562
7.875%, 4/30/18		664	690,560
8.125%, 4/30/20		219	231,593
Cengage Learning Acquisitions, Inc. 10.50%, 1/15/15(a)		850	654,500
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, 11/15/17(a)		1,015	1,055,600
Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 4/30/12(a)		800	820,000
Clear Channel Communications, Inc. 5.50%, 9/15/14		1,180	811,250
9.00%, 3/01/21		457	367,885
10.75%, 8/01/16		1,362	946,590
Clear Channel Worldwide Holdings, Inc. Series B 9.25%, 12/15/17		1,440	1,540,800
Crown Media Holdings, Inc. 10.50%, 7/15/19(a)		470	471,175
CSC Holdings LLC 7.625%, 7/15/18		535	561,750
7.875%, 2/15/18		640	676,800
Cumulus Media, Inc. 7.75%, 5/01/19(a)		648	568,620
Dex One Corp. 12.00%, 1/29/17(c)		338	121,773
DISH DBS Corp. 6.625%, 10/01/14		970	1,001,525
6.75%, 6/01/21(a)		1,100	1,108,250
7.125%, 2/01/16		650	663,000
EH Holding Corp. 7.625%, 6/15/21(a)		965	960,175
Houghton Mifflin Harcourt Publishing Co. 10.50%, 6/01/19(a)		400	320,000
Intelsat Jackson Holdings SA 7.25%, 10/15/20(a)		1,100	1,056,000
11.25%, 6/15/16		212	221,540
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,673,250
11.50%, 2/04/17(c)		1,598	1,552,191
11.50%, 2/04/17(a)(c)		300	291,375

120	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.50%, 3/15/19(a)	U.S.$	402	$395,970
Lamar Media Corp. 6.625%, 8/15/15		940	935,300
Liberty Media LLC 5.70%, 5/15/13		545	557,262
LIN Television Corp. 6.50%, 5/15/13		725	703,250
Local TV Finance LLC 9.25%, 6/15/15(a)(c)		525	484,313
New York Times Co. (The) 6.625%, 12/15/16		500	503,125
Quebecor Media, Inc. 7.75%, 3/15/16		2,455	2,473,412
RR Donnelley & Sons Co. 7.25%, 5/15/18		2,124	1,943,460
Sinclair Television Group, Inc. 8.375%, 10/15/18		600	601,500
Univision Communications, Inc. 6.875%, 5/15/19(a)		1,000	925,000
UPCB Finance III Ltd. 6.625%, 7/01/20(a)		550	541,750
Valassis Communications, Inc. 6.625%, 2/01/21		500	473,750
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		975	996,937

			35,645,018

Communications - Telecommunications – 4.5%
Cricket Communications, Inc. 7.75%, 10/15/20		260	231,400
Crown Castle International Corp. 7.125%, 11/01/19		1,000	1,025,000
Digicel Group Ltd. 10.50%, 4/15/18(a)		333	352,980
eAccess Ltd. 8.25%, 4/01/18(a)		646	620,160
Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(d)		1,966	14,746
Frontier Communications Corp. 6.25%, 1/15/13		851	870,148
9.00%, 8/15/31		545	518,840
Level 3 Financing, Inc. 8.75%, 2/15/17		685	671,300
9.25%, 11/01/14		275	278,438
9.375%, 4/01/19(a)		550	539,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetroPCS Wireless, Inc. 7.875%, 9/01/18	U.S.$	1,950	$1,976,812
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)		1,058	1,073,870
NII Capital Corp. 7.625%, 4/01/21		749	763,980
PAETEC Holding Corp. 9.875%, 12/01/18		1,045	1,112,925
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	725	906,207
Sprint Capital Corp. 6.875%, 11/15/28	U.S.$	1,315	1,176,925
8.75%, 3/15/32		1,180	1,209,500
Sprint Nextel Corp. 6.00%, 12/01/16		1,000	962,500
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	350	482,664
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	1,039	1,070,170
VimpelCom Holdings BV 7.504%, 3/01/22(a)		800	762,800
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		1,850	1,748,250
Windstream Corp. 7.50%, 4/01/23		1,750	1,693,125
7.875%, 11/01/17		675	709,594
8.125%, 9/01/18		900	933,750

			21,705,084

Consumer Cyclical - Automotive – 3.6%
Affinia Group, Inc. 9.00%, 11/30/14		850	833,000
Allison Transmission, Inc.
7.125%, 5/15/19(a)		975	904,312
11.00%, 11/01/15(a)		560	589,400
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(a)		427	407,785
Cooper-Standard Automotive, Inc. 8.50%, 5/01/18		150	153,750
Dana Holding Corp. 6.50%, 2/15/19		140	136,850
6.75%, 2/15/21		111	108,780
Delphi Corp. 5.875%, 5/15/19(a)		433	417,845
6.125%, 5/15/21(a)		325	313,625
Exide Technologies 8.625%, 2/01/18(a)		60	57,000
Ford Motor Co. 7.45%, 7/16/31		1,000	1,096,373

122	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Motor Credit Co. LLC 2.996%, 1/13/12(b)	U.S.$	1,785	$1,785,036
7.00%, 10/01/13		2,734	2,917,348
8.00%, 12/15/16		2,665	2,956,610
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		964	1,018,225
8.75%, 8/15/20		857	916,990
Meritor, Inc. 8.125%, 9/15/15		500	471,250
Navistar International Corp. 8.25%, 11/01/21		1,010	1,045,350
Tenneco, Inc. 6.875%, 12/15/20		330	334,950
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. 10.625%, 9/01/17(a)		371	383,057
UCI International, Inc. 8.625%, 2/15/19		402	389,940

			17,237,476

Consumer Cyclical - Entertainment – 0.8%
AMC Entertainment, Inc. 9.75%, 12/01/20		425	410,125
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		775	720,750
Greektown Holdings LLC 10.75%, 12/01/13(d)(e)		525	0
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		930	939,300
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		600	598,500
8.75%, 5/15/20		171	171,855
Regal Entertainment Group 9.125%, 8/15/18		1,020	1,030,200

			3,870,730

Consumer Cyclical - Other – 5.1%
Beazer Homes USA, Inc. 12.00%, 10/15/17		425	431,375
Boyd Gaming Corp. 9.125%, 12/01/18(a)		525	489,563
Broder Brothers Co. 12.00%, 10/15/13(a)(c)		354	353,576
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	647,625
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		540	394,200

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16(a)	U.S.$	1,111	$1,080,447
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,188,850
Host Hotels & Resorts LP
6.875%, 11/01/14		385	393,181
Series Q 6.75%, 6/01/16		935	956,038
Isle of Capri Casinos, Inc.
7.00%, 3/01/14		320	308,000
7.75%, 3/15/19(a)		545	534,100
K Hovnanian Enterprises, Inc.
6.25%, 1/15/16		655	281,650
10.625%, 10/15/16		500	446,250
Lennar Corp. Series B 6.50%, 4/15/16		1,750	1,671,250
Levi Strauss & Co. 8.875%, 4/01/16		742	762,405
M/I Homes, Inc. 8.625%, 11/15/18		790	728,775
Marina District Finance Co., Inc. 9.50%, 10/15/15		375	363,750
9.875%, 8/15/18		745	715,200
Meritage Homes Corp. 7.15%, 4/15/20		133	123,358
MGM Resorts International
6.625%, 7/15/15		1,222	1,099,800
7.625%, 1/15/17		790	716,925
NCL Corp. Ltd.
9.50%, 11/15/18(a)		800	828,000
11.75%, 11/15/16		500	560,000
Quiksilver, Inc. 6.875%, 4/15/15		650	609,375
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		1,885	1,953,331
Ryland Group, Inc. 6.625%, 5/01/20		335	288,100
Seminole Indian Tribe of Florida
6.535%, 10/01/20(a)		94	93,092
7.75%, 10/01/17(a)		631	640,465
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(a)		703	594,035
Standard Pacific Corp.
8.375%, 5/15/18		500	438,750
10.75%, 9/15/16		555	549,450
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		2,065	2,132,112

124	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Station Casinos, Inc. 6.625%, 3/15/18(d)(e)	U.S.$	3,610	$361
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 4/15/16(a)		272	269,960
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,900	2,075,750

			24,719,099

Consumer Cyclical - Restaurants – 0.4%
Burger King Corp. 9.875%, 10/15/18		640	683,200
CKE Restaurants, Inc. 11.375%, 7/15/18		700	744,625
Landry’s Restaurants, Inc. 11.625%, 12/01/15(a)		455	478,888

			1,906,713

Consumer Cyclical - Retailers – 1.6%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		357	350,753
AutoNation, Inc. 6.75%, 4/15/18		120	125,100
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		695	627,237
Gymboree Corp. 9.125%, 12/01/18		475	410,875
JC Penney Corp., Inc. 7.40%, 4/01/37		525	488,250
Limited Brands, Inc.
6.625%, 4/01/21		400	405,000
6.90%, 7/15/17		1,645	1,719,025
Michaels Stores, Inc.
7.75%, 11/01/18		500	473,125
11.375%, 11/01/16		565	586,187
Rite Aid Corp. 8.00%, 8/15/20		1,000	1,050,000
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)		805	780,850
Toys R US, Inc. 7.375%, 10/15/18		900	805,500

			7,821,902

Consumer Non-Cyclical – 7.6%
ACCO Brands Corp.
7.625%, 8/15/15		500	496,875
10.625%, 3/15/15		760	831,250
Alere, Inc. 8.625%, 10/01/18		800	768,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AMGH Merger Sub, Inc. 9.25%, 11/01/18(a)	U.S.$	720	$729,000
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,765,575
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18(a)		775	784,688
Bakkavor Finance 2 PLC 8.25%, 2/15/18(a)	GBP	500	564,097
Biomet, Inc. 11.625%, 10/15/17	U.S.$	520	556,400
BioScrip, Inc. 10.25%, 10/01/15		500	495,000
Boparan Holdings Ltd. 9.875%, 4/30/18(a)	GBP	500	657,437
Capsugel FinanceCo SCA 9.875%, 8/01/19(a)	EUR	740	1,015,175
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	525	775,532
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(c)	U.S.$	1,320	1,221,311
CDRT Merger Sub, Inc. 8.125%, 6/01/19(a)		1,123	1,047,197
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		891	903,251
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		521	474,110
Del Monte Foods Co. 7.625%, 2/15/19(a)		1,555	1,543,337
DJO Finance LLC/DJO Finance Corp. 7.75%, 4/15/18(a)		165	153,450
10.875%, 11/15/14		520	537,550
Dole Food Co., Inc. 8.00%, 10/01/16(a)		500	516,250
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		500	517,500
Elizabeth Arden, Inc. 7.375%, 3/15/21		445	441,663
Endo Pharmaceuticals Holdings, Inc. 7.00%, 7/15/19(a)		195	197,438
7.25%, 1/15/22(a)		255	260,100
Gentiva Health Services, Inc. 11.50%, 9/01/18		425	380,375
Giant Funding Corp. 8.25%, 2/01/18(a)		700	700,000
HCA Holdings, Inc. 7.75%, 5/15/21(a)		700	689,500

126	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA, Inc. 6.375%, 1/15/15	U.S.$	3,348	$3,289,410
6.50%, 2/15/16-2/15/20		4,645	4,664,956
Jarden Corp. 7.50%, 1/15/20		280	288,400
Kindred Healthcare, Inc. 8.25%, 6/01/19(a)		210	186,900
Mylan, Inc./PA 7.875%, 7/15/20(a)		750	802,500
NBTY, Inc. 9.00%, 10/01/18		250	262,500
New Albertsons, Inc. 7.45%, 8/01/29		1,870	1,477,300
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	575	792,948
Pilgrim’s Pride Corp. 7.875%, 12/15/18(a)	U.S.$	950	807,500
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	600	708,913
Select Medical Corp. 7.625%, 2/01/15	U.S.$	536	493,120
Select Medical Holdings Corp. 6.211%, 9/15/15(b)		500	457,500
Stater Bros Holdings, Inc. 7.375%, 11/15/18(a)		275	283,250
STHI Holding Corp. 8.00%, 3/15/18(a)		175	166,250
SUPERVALU, Inc. 8.00%, 5/01/16		430	421,400
Tenet Healthcare Corp. 8.875%, 7/01/19		900	954,000
Universal Hospital Services, Inc. 3.778%, 6/01/15(b)		895	778,650
Vanguard Health Holding Co. II LLC/ Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		600	562,500
Visant Corp. 10.00%, 10/01/17		83	80,925

			36,500,983

Energy – 6.8%
Antero Resources Finance Corp. 7.25%, 8/01/19(a)		384	373,440
9.375%, 12/01/17		495	524,700
ATP Oil & Gas Corp./United States 11.875%, 5/01/15		635	554,037
Basic Energy Services, Inc. 7.75%, 2/15/19(a)		500	495,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bluewater Holding BV 3.25%, 7/17/14(a)(b)	U.S.$	600	$450,000
Calfrac Holdings LP 7.50%, 12/01/20(a)		289	280,330
Chaparral Energy, Inc. 8.25%, 9/01/21		300	286,500
Chesapeake Energy Corp. 6.50%, 8/15/17		2,350	2,449,875
6.625%, 8/15/20		500	522,500
Cie Generale de Geophysique-Veritas 6.50%, 6/01/21(a)		800	752,000
Complete Production Services, Inc. 8.00%, 12/15/16		1,325	1,338,250
Continental Resources, Inc./OK 7.125%, 4/01/21		150	154,500
Denbury Resources, Inc.
6.375%, 8/15/21		1,202	1,177,960
8.25%, 2/15/20		95	100,106
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		900	846,000
9.25%, 12/15/17		800	820,000
Forest Oil Corp. 7.25%, 6/15/19		1,915	1,895,850
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		1,425	1,453,500
Key Energy Services, Inc. 6.75%, 3/01/21		466	456,680
McJunkin Red Man Corp. 9.50%, 12/15/16		1,000	1,005,000
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,180,400
Offshore Group Investments Ltd. 11.50%, 8/01/15		1,100	1,171,500
Oil States International, Inc. 6.50%, 6/01/19(a)		722	722,000
OPTI Canada, Inc. 8.25%, 12/15/14(d)		500	316,250
Parker Drilling Co. 9.125%, 4/01/18		520	540,800
Perpetual Energy, Inc. 8.75%, 3/15/18(a)	CAD	775	782,909
Petrohawk Energy Corp. 7.25%, 8/15/18	U.S.$	1,300	1,516,125
PHI, Inc. 8.625%, 10/15/18		400	399,000
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,040,663

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Plains Exploration & Production Co. 6.625%, 5/01/21	U.S.$	500	$501,875
7.00%, 3/15/17		847	855,470
7.75%, 6/15/15		1,089	1,121,670
Precision Drilling Corp. 6.50%, 12/15/21(a)		299	299,000
Range Resources Corp. 5.75%, 6/01/21		1,060	1,065,300
SandRidge Energy, Inc. 7.50%, 3/15/21(a)		361	351,975
8.75%, 1/15/20		775	778,875
SESI LLC 6.375%, 5/01/19(a)		144	141,120
Southwestern Energy Co. 7.50%, 2/01/18		1,025	1,171,332
Tesoro Corp. 6.25%, 11/01/12		680	707,200
6.50%, 6/01/17		1,460	1,474,600
W&T Offshore, Inc. 8.50%, 6/15/19(a)		550	550,000

			32,624,292

Other Industrial – 1.2%
Briggs & Stratton Corp. 6.875%, 12/15/20		152	152,380
Brightstar Corp. 9.50%, 12/01/16(a)		883	909,490
Exova Ltd. 10.50%, 10/15/18(a)	GBP	500	807,564
Interline Brands, Inc. 7.00%, 11/15/18	U.S.$	704	704,000
Liberty Tire Recycling 11.00%, 10/01/16(a)		1,100	1,157,750
Neenah Foundry Co. 15.00%, 7/29/15(e)		331	315,863
New Enterprise Stone & Lime Co. 11.00%, 9/01/18(a)		950	840,750
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	439	694,813

			5,582,610

Services – 1.4%
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	309	300,502
Realogy Corp. Series A 11.00%, 4/15/18(a)		570	473,100
Service Corp. International/US 6.75%, 4/01/16		2,000	2,095,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ServiceMaster Co. (The) 10.75%, 7/15/15(a)(c)	U.S.$	835	$860,050
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		940	996,400
West Corp. 7.875%, 1/15/19		1,750	1,671,250
8.625%, 10/01/18		133	129,675

			6,525,977

Technology – 3.7%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		121	122,815
8.125%, 12/15/17		202	207,555
Amkor Technology, Inc. 6.625%, 6/01/21(a)		275	255,750
Aspect Software, Inc. 10.625%, 5/15/17		500	515,000
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18(a)		671	664,290
8.50%, 4/01/19(a)		1,049	965,080
11.50%, 10/12/15(c)		44	45,003
Ceridian Corp. 11.25%, 11/15/15		450	419,625
CommScope, Inc. 8.25%, 1/15/19(a)		1,500	1,485,000
CoreLogic, Inc./United States 7.25%, 6/01/21(a)		719	654,290
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		680	581,400
Eagle Parent, Inc. 8.625%, 5/01/19(a)		892	820,640
First Data Corp.
7.375%, 6/15/19(a)		1,600	1,512,000
11.25%, 3/31/16		1,400	1,176,000
Freescale Semiconductor, Inc.
8.875%, 12/15/14		460	476,100
10.125%, 12/15/16		1,200	1,254,000
Interactive Data Corp. 10.25%, 8/01/18		750	795,000
Iron Mountain, Inc. 6.625%, 1/01/16		860	855,700
NXP BV/NXP Funding LLC 2.999%, 10/15/13(b)		869	842,930
9.50%, 10/15/15		420	441,000
Sanmina-SCI Corp.
7.00%, 5/15/19(a)		550	495,000
8.125%, 3/01/16		306	306,765

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Seagate HDD Cayman 7.00%, 11/01/21(a)	U.S.$	769	$726,705
Sensata Technologies BV 6.50%, 5/15/19(a)		800	770,000
Serena Software, Inc. 10.375%, 3/15/16		875	892,500
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	764,000

			18,044,148

Transportation - Airlines – 0.5%
Air Canada 12.00%, 2/01/16(a)		500	480,000
AMR Corp. 9.00%, 8/01/12		1,570	1,588,628
Continental Airlines 2003-ERJ1 Series RJ03 7.875%, 7/02/18		42	40,020
Delta Air Lines, Inc. 9.50%, 9/15/14(a)		391	400,775

			2,509,423

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17(a)		164	163,180

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16		1,000	991,250
Hapag-Lloyd AG 9.75%, 10/15/17(a)		500	407,500
Hertz Corp. (The)
6.75%, 4/15/19(a)		1,236	1,152,570
7.375%, 1/15/21(a)		775	740,125
8.875%, 1/01/14		106	107,325
Swift Services Holdings, Inc. 10.00%, 11/15/18		413	417,130

			3,815,900

			266,612,304

Financial Institutions – 8.6%
Banking – 1.9%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	964,323
HBOS Capital Funding LP 6.071%, 6/30/14(a)	U.S.$	1,325	894,375
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	682,033

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	1,150	$977,500
Regions Bank/Birmingham AL 6.45%, 6/26/37		600	511,500
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)(d)		2,715	2,090,550
Swedbank AB 5.75%, 3/17/16	GBP	850	1,200,430
Telenet Finance III Luxembourg S.C.A. 6.625%, 2/15/21(a)	EUR	1,000	1,321,581
UT2 Funding PLC 5.321%, 6/30/16		634	692,164

			9,334,456

Brokerage – 0.7%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	990	1,009,800
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(d)		5,500	1,395,625
Nuveen Investments, Inc. 10.50%, 11/15/15		900	868,500

			3,273,925

Finance – 4.0%
AGFC Capital Trust I 6.00%, 1/15/67(a)		2,245	1,313,325
Ally Financial, Inc. 6.75%, 12/01/14		760	755,345
6.875%, 9/15/11		1,935	1,935,000
8.00%, 11/01/31		1,332	1,302,030
Series 8 6.75%, 12/01/14		1,657	1,661,143
Capmark Financial Group, Inc. 5.875%, 5/10/12(d)		1,666	941,293
CIT Group, Inc. 7.00%, 5/01/14-5/01/17		182	182,500
7.00%, 5/04/15-5/02/17(a)		5,763	5,728,538
International Lease Finance Corp. 6.375%, 3/25/13		1,715	1,693,562
iStar Financial, Inc. Series B 5.70%, 3/01/14		350	297,500
Residential Capital LLC 9.625%, 5/15/15		2,195	1,945,319
Springleaf Finance Corp. 6.90%, 12/15/17		1,930	1,630,850

			19,386,405

Insurance – 1.3%
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	867,000

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hartford Financial Services Group, Inc. 8.125%, 6/15/38	U.S.$	1,000	$1,010,000
ING Capital Funding Trust III Series 9 3.846%, 9/30/11(b)		1,294	1,113,403
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		495	465,300
MBIA Insurance Corp. 14.00%, 1/15/33(a)		1,452	726,000
XL Group PLC Series E 6.50%, 4/15/17		2,100	1,853,250

			6,034,953

Other Finance – 0.5%
FTI Consulting, Inc. 6.75%, 10/01/20		500	493,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		750	757,500
iPayment Holdings, Inc. 15.00%, 11/15/18(a)(c)		522	529,830
iPayment, Inc. 10.25%, 5/15/18(a)		860	808,400

			2,588,855

REITS – 0.2%
Developers Diversified Realty Corp. 7.875%, 9/01/20		1,000	1,112,612

			41,731,206

Utility – 5.8%
Electric – 4.2%
AES Corp. (The) 7.375%, 7/01/21(a)		489	493,890
7.75%, 3/01/14		630	666,225
8.00%, 10/15/17		1,240	1,302,000
Calpine Corp. 7.25%, 10/15/17(a)		2,250	2,278,125
7.875%, 1/15/23(a)		500	510,000
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,076,325
Dynegy Holdings, Inc. 7.75%, 6/01/19		1,460	890,600
8.375%, 5/01/16		780	514,800
Edison Mission Energy 7.00%, 5/15/17		2,090	1,463,000
7.50%, 6/15/13		360	350,100
7.75%, 6/15/16		295	224,200
Energy Future Holdings Corp. 10.00%, 1/15/20(g)		694	696,686

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

10.875%, 11/01/17	U.S.$	304	$249,280
Series Q 6.50%, 11/15/24		481	187,590
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		792	799,026
GenOn Americas Generation LLC 8.50%, 10/01/21		725	688,750
GenOn Energy, Inc. 7.875%, 6/15/17		840	814,800
9.50%, 10/15/18		650	650,000
9.875%, 10/15/20		515	517,575
NRG Energy, Inc. 7.375%, 1/15/17		1,385	1,426,550
7.875%, 5/15/21(a)		1,496	1,473,560
8.25%, 9/01/20		975	984,750
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		800	772,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)		761	643,045
Series A 10.25%, 11/01/15		1,401	539,385

			20,212,262

Natural Gas – 1.6%
El Paso Corp. Series G 7.375%, 12/15/12		385	406,907
7.75%, 1/15/32		855	956,618
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,694,925
Inergy LP/Inergy Finance Corp. 6.875%, 8/01/21(a)		1,000	960,000
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,800,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,600	1,632,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21(a)		330	326,700

			7,777,450

			27,989,712

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Citgo Petroleum Corp. 11.50%, 7/01/17(a)	U.S.$	891	$980,100

Total Corporates - Non-Investment Grades (cost $332,855,622)			337,313,322

CORPORATES – INVESTMENT GRADES – 8.2%
Financial Institutions – 5.1%
Banking – 2.8%
American Express Co. 6.80%, 9/01/66		900	896,400
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		700	497,000
Barclays Bank PLC 4.75%, 3/15/20	EUR	520	422,417
5.926%, 12/15/16(a)	U.S.$	1,300	1,066,000
BBVA International Preferred SAU 5.919%, 4/18/17		400	295,842
Series E 8.50%, 10/21/14	EUR	500	700,294
Capital One Financial Corp. 6.75%, 9/15/17	U.S.$	663	757,733
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		1,100	1,144,000
Countrywide Financial Corp. 6.25%, 5/15/16		1,221	1,233,040
Credit Agricole SA 6.637%, 5/31/17(a)		1,100	792,550
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		365	357,169
National Capital Trust II 5.486%, 3/23/15(a)		647	601,484
PNC Financial Services Group, Inc. 6.75%, 8/01/21		1,100	1,066,021
Societe Generale SA 6.999%, 12/19/17	EUR	700	804,441
UBS AG/Jersey 4.28%, 4/15/15		820	901,117
Unicredito Italiano Capital Trust III 4.028%, 10/27/15		1,300	1,148,482
Zions Bancorporation 7.75%, 9/23/14	U.S.$	980	1,043,422

			13,727,412

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
GFI Group, Inc. 8.375%, 7/19/18(a)	U.S.$	500	$495,000

Finance – 0.2%
SLM Corp. 8.00%, 3/25/20		525	539,454
Series A 5.00%, 10/01/13		400	402,123

			941,577

Insurance – 1.3%
American International Group, Inc. 6.25%, 3/15/37		1,461	1,176,105
8.175%, 5/15/58		725	719,780
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		771	539,700
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(a)		234	231,843
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	474,082
Metlife Capital Trust IV 7.875%, 12/15/37(a)		750	765,000
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		575	679,431
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		665	650,184
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24	AUD	1,000	996,434

			6,232,559

Other Finance – 0.3%
Aviation Capital Group Corp. 6.75%, 4/06/21(a)	U.S.$	325	320,703
7.125%, 10/15/20(a)		920	928,537

			1,249,240

REITS – 0.4%
Entertainment Properties Trust 7.75%, 7/15/20		842	949,355
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		832	867,995

			1,817,350

			24,463,138

Industrial – 2.8%
Basic – 0.8%
Basell Finance Co. BV 8.10%, 3/15/27(a)		569	634,435

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Metals Co. 6.50%, 7/15/17	U.S.$	500	$541,518
Domtar Corp. 7.125%, 8/15/15		626	688,600
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	630,162
8.25%, 5/01/16(a)		375	428,253
Mosaic Co. (The) 7.625%, 12/01/16(a)		875	917,656

			3,840,624

Capital Goods – 0.1%
Tyco International Finance SA 8.50%, 1/15/19		375	493,115

Communications - Media – 0.3%
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,597,500

Communications - Telecommunications – 0.3%
Qwest Communications International, Inc. 7.50%, 2/15/14		350	354,375
Qwest Corp. 6.875%, 9/15/33		1,240	1,190,400

			1,544,775

Consumer Cyclical - Retailers – 0.4%
CVS Caremark Corp. 6.302%, 6/01/37		575	560,625
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		945	1,044,357

			1,604,982

Energy – 0.5%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	876,143
TNK-BP Finance SA
7.25%, 2/02/20(a)		204	224,645
7.50%, 7/18/16(a)		520	581,750
7.875%, 3/13/18(a)		680	776,016

			2,458,554

Services – 0.3%
Expedia, Inc. 8.50%, 7/01/16		1,070	1,178,359

Technology – 0.1%
Motorola Solutions, Inc. 7.50%, 5/15/25		470	563,584

			13,281,493

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.3%
Electric – 0.3%
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12	U.S.$	596	$646,423
Oncor Electric Delivery Co. LLC 5.95%, 9/01/13		490	534,065
Sierra Pacific Power Co. Series M 6.00%, 5/15/16		440	515,133

			1,695,621

Total Corporates - Investment Grades (cost $34,495,280)			39,440,252

EMERGING MARKETS - CORPORATE BONDS – 3.9%
Industrial – 3.5%
Basic – 1.3%
Evraz Group SA
8.25%, 11/10/15(a)		394	415,670
9.50%, 4/24/18(a)		720	798,480
Novelis, Inc./GA 8.75%, 12/15/20		1,976	2,079,740
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(a)		938	1,027,110
Vedanta Resources PLC 8.75%, 1/15/14(a)		900	909,000
Winsway Coking Coal Holding Ltd. 8.50%, 4/08/16(a)		1,250	1,137,500

			6,367,500

Capital Goods – 0.1%
Cemex SAB de CV 9.00%, 1/11/18(a)		500	412,500

Communications - Media – 0.3%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	300	392,165
Columbus International, Inc. 11.50%, 11/20/14(a)	U.S.$	1,128	1,201,320

			1,593,485

Communications - Telecommunications –0.3%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 8.375%, 4/30/13(a)		1,060	1,120,950

Consumer Cyclical - Other – 0.1%
MCE Finance Ltd. 10.25%, 5/15/18		460	508,300

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Pty Ltd. 6.971%, 6/15/15(a)(b)	EUR	425	$405,991

Consumer Non-Cyclical – 0.5%
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16(a)	U.S.$	1,000	745,000
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	282	358,508
JBS Finance II Ltd. 8.25%, 1/29/18(a)	U.S.$	1,000	930,000
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(a)		550	499,812

			2,533,320

Energy – 0.2%
Golden Close Maritime Corp., Ltd. 11.00%, 12/09/15		200	206,970
MIE Holdings Corp. 9.75%, 5/12/16(a)		540	515,700
OGX Petroleo e Gas Participacoes SA 8.50%, 6/01/18(a)		323	323,807

			1,046,477

Other Industrial – 0.3%
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		540	453,600
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	459	507,834
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)		450	625,416

			1,586,850

Technology – 0.1%
Seagate Technology HDD Holdings 6.375%, 10/01/11	U.S.$	503	503,000

Transportation - Services – 0.2%
Inversiones Alsacia SA 8.00%, 8/18/18(a)		800	751,949

			16,830,322

Financial Institutions – 0.3%
Banking – 0.3%
Banco Cruzeiro do Sul SA/Brazil 8.25%, 1/20/16(a)		500	468,997
8.875%, 9/22/20(a)		390	351,000
Renaissance Securities Trading Ltd. 11.00%, 4/21/16(a)		500	464,566

			1,284,563

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 0.0%
Stoneheath RE 6.868%, 10/15/11	U.S.$	250	$224,700

			1,509,263

Utility – 0.1%
Electric – 0.1%
Inkia Energy Ltd. 8.375%, 4/04/21(a)		330	334,950

Total Emerging Markets - Corporate Bonds (cost $18,960,678)			18,674,535

GOVERNMENTS - TREASURIES – 3.7%
Canada – 0.6%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	571,404
2.75%, 9/01/16		2,400	2,578,903

			3,150,307

Greece – 0.4%
Hellenic Republic Government Bond Series 30YR 4.60%, 9/20/40	EUR	3,300	1,958,694

Mexico – 0.3%
Mexican Bonos Series MI10 9.50%, 12/18/14	MXN	13,600	1,263,582

South Africa – 0.3%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	9,350	1,377,465

United Kingdom – 0.6%
United Kingdom Gilt 2.00%, 1/22/16	GBP	1,725	2,871,206

United States – 1.5%
U.S. Treasury Notes 0.75%, 3/31/13(h)	U.S.$	1,350	1,362,083
1.50%, 7/31/16(h)		5,650	5,807,126

			7,169,209

Total Governments - Treasuries (cost $17,945,054)			17,790,463

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.1%
Non-Agency Fixed Rate CMBS – 3.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	U.S.$	1,007	$1,085,456
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.399%, 7/15/44		1,170	972,484
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	894,359
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.011%, 6/15/38		2,375	2,591,025
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,996,830
Series 2007-LD11, Class A4 6.005%, 6/15/49		2,000	2,114,332
Series 2007-LD12, Class AM 6.257%, 2/15/51		285	239,332
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38		1,875	1,964,295
Morgan Stanley Capital I Series 2005-HQ6, Class AJ 5.073%, 8/13/42		1,125	963,815
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.418%, 6/15/44(a)		390	361,446
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(a)		1,300	1,320,268

			14,503,642

Non-Agency Floating Rate CMBS – 0.1%
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.61%, 9/15/21(a)(b)		510	407,721

Total Commercial Mortgage-Backed Securities (cost $13,908,520)			14,911,363

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 2.1%
Industrial – 1.9%
Capital Goods – 0.5%
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 12/22/17(b)	U.S.$	1,294	$1,262,780
Hawker Beechcraft Acquisition Company LLC 10.50%, 3/26/14(b)		1,192	1,063,993

			2,326,773

Consumer Cyclical - Entertainment – 0.4%
ClubCorp Club Operations, Inc. 6.00%, 11/30/16(b)		547	519,887
Las Vegas Sands, LLC 2.72%, 11/23/16(b)		1,580	1,463,523

			1,983,410

Consumer Cyclical - Other – 0.2%
Great Atlantic & Pacific Tea Company, Inc., The 8.75%, 6/14/12(b)		50	49,812
Harrah’s Las Vegas Propco, LLC 3.20%, 2/13/13(b)		1,500	1,176,570

			1,226,382

Consumer Non-Cyclical – 0.3%
Immucor, Inc. 7.25%, 8/19/18(b)		1,300	1,253,694

Other Industrial – 0.2%
Metaldyne, LLC 5.25%, 5/18/17(b)		998	945,959

Services – 0.2%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(b)		224	210,107
Realogy Corporation 3.271%, 10/10/13(i)		800	706,000

			916,107

Technology – 0.1%
Smart Modular Technologies 5.25%, 8/25/17(i)		700	630,000

			9,282,325

Financial Institutions – 0.2%
Finance – 0.2%
iStar Financial, Inc. 7.00%, 6/30/14(b)		1,100	1,061,038

Total Bank Loans (cost $10,717,150)			10,343,363

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 2.1%
United States – 2.1%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 2007A 5.375%, 11/15/40	U.S.$	240	$203,755
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47		605	423,155
California GO 7.60%, 11/01/40		325	393,767
7.95%, 3/01/36		700	776,258
California Mun Fin Auth Rev 8.00%, 4/01/41		375	395,381
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38(a)		325	328,725
Capital Trust Agency FL (Million Air One) 7.75%, 1/01/41		100	100,509
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45		335	304,475
District of Columbia Series 2011A 6.50%, 10/01/41		600	624,672
Illinois Finance Auth (Illinois Institute Of Technology) Series 06A 5.00%, 4/01/31		275	204,790
Illinois Finance Auth Series 2010A 8.125%, 2/15/40		575	570,854
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40		450	402,876
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) 6.50%, 3/01/45		335	342,564
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41		580	572,628
Los Angeles CA Regl Arpts Impt Corp. (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24		395	400,115
Louisiana Pub Fac Auth (Ochsner Clinic Fndtn) Series 2007A 5.375%, 5/15/43		560	511,308

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	U.S.$	665	$674,902
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41		800	793,376
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46		605	615,231
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39		550	566,225
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40		425	441,345
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		445	266,902
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37		330	338,564

Total Local Governments - Municipal Bonds (cost $9,522,020)			10,252,377

EMERGING MARKETS - SOVEREIGNS – 1.1%
Argentina – 0.4%
Argentina Bonos 7.00%, 10/03/15		2,100	1,965,075

Ukraine – 0.2%
Ukraine Government International Bond 6.75%, 11/14/17(a)		930	930,000

Venezuela – 0.5%
Republic of Venezuela 7.00%, 3/31/38(a)		4,675	2,618,000

Total Emerging Markets - Sovereigns (cost $4,643,431)			5,513,075

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Kazakhstan – 0.5%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(a)		875	916,475
KazMunayGas National Co. 8.375%, 7/02/13(a)		400	430,500
9.125%, 7/02/18(a)		950	1,144,750

			2,491,725

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.2%
Russian Capital SA for OJSC Russian Agricutural Bank 6.299%, 5/15/17(a)	U.S.$	955	$1,007,525

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		750	907,500

Venezuela – 0.1%
Petroleos de Venezuela SA 5.25%, 4/12/17		800	482,000

Total Quasi-Sovereigns (cost $4,033,101)			4,888,750

		Shares
PREFERRED STOCKS – 0.9%
Financial Institutions – 0.9%
Banking – 0.1%
Zions Bancorporation 9.50%		27,300	693,420

Finance – 0.6%
Ally Financial, Inc. 7.00%(a)		1,687	1,283,649
Ally Financial, Inc. 8.50%		21,000	433,020
Citigroup Capital XII 8.50%		39,000	998,158
Citigroup Capital XIII 7.875%(g)		5,000	130,200

			2,845,027

REITS – 0.2%
Sovereign Real Estate Investment Trust 12.00%(a)		624	761,804

			4,300,251

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	81,451

Total Preferred Stocks (cost $4,352,892)			4,381,702

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates
Series 2005-7, Class AF5W
5.054%, 10/25/35	U.S.$	737	$439,053
Series 2006-15, Class A6
5.826%, 10/25/46		1,455	985,467
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,504	1,046,989

			2,471,509

Home Equity Loans - Floating Rate – 0.4%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, 2/25/37(b)		1,750	850,089
GSAA Home Equity Trust Series 2006-6, Class AF5 5.496%, 3/25/36(b)		1,539	828,963

			1,679,052

Total Asset-Backed Securities (cost $4,674,879)			4,150,561

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Floating Rate – 0.7%
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.438%, 6/25/37(b)		740	486,397
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1 0.432%, 7/19/47(b)		1,090	700,660
Lehman XS Trust Series 2007-4N, Class 3A2A 1.002%, 3/25/47(b)		334	197,229
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.752%, 8/25/47(b)		1,452	829,757
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 1.012%, 4/25/47(b)		1,962	985,138

Total Collateralized Mortgage Obligations (cost $3,443,304)			3,199,181

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Shares	U.S. $ Value

COMMON STOCKS – 0.3%
Fairpoint Communications, Inc.(j)		7,175	$45,992
Greektown Superholdings, Inc.(f)(j)		397	26,599
Keystone Automotive Operations, Inc.(e)		61,065	772,604
Neenah Enterprises, Inc.(f)(j)		58,199	378,293
Rock-Tenn Co.		531	28,499
Voyager Learning Exchange		982,000	1

Total Common Stocks (cost $2,940,099)			1,251,988

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21 (cost $1,119,727)	U.S.$	1,130	1,155,561

		Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options Purchased - Puts – 0.0%
CNY/USD Expiration: Aug 2012, Exercise Price: $ 7.00(j)(k)		2,350,000	46,498
EUR/USD Expiration: Nov 2011, Exercise Price: $ 1.25(j)(k)		136,000	24,010

Total Options Purchased - Puts (cost $186,288)			70,508

OPTION PURCHASED - CALL – 0.0%
Swaptions – 0.0%
CALL – CDX-NAHYS16V1-5 Year Index Expiration: Sep 2011, Exercise Price: $ 99.00(j)(k) (cost $234,050)		155,000	42,334

		Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(f)(j) (cost $0)		12,231	– 0	–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(l) (cost $5,661,791)	5,661,791	$5,661,791

Total Investments – 99.3% (cost $469,693,886)		479,041,126
Other assets less liabilities – 0.7%		3,381,528

Net Assets – 100.0%		$482,422,654

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Euro settling 9/15/11	685	$970,982	$983,359	$12,377
Euro settling 9/15/11	550	785,867	789,946	4,079
Euro settling 9/15/11	425	613,142	610,653	(2,489)
Euro settling 9/15/11	305	441,139	437,579	(3,560)
Great British Pound settling 10/07/11	335	545,794	544,083	(1,711)

Sale Contracts
State Street Bank and Trust Co.:
Australian Dollar settling 10/26/11	863	892,899	916,522	(23,623)
Canadian Dollar settling 9/23/11	2,515	2,610,479	2,567,073	43,406
Canadian Dollar settling 9/23/11	775	818,503	790,976	27,527
Euro settling 9/15/11	375	540,470	539,195	1,275
Euro settling 9/15/11	18,091	25,287,753	25,983,832	(696,079)
Great British Pound settling 10/07/11	5,589	9,141,038	9,069,264	71,774

				$(567,024)

CREDIT DEFAULT SWAPTION (see Note C)

Description	Counterparty	Buy/Sell Protection	Strike Price	Expiration Date	Notional Amount (000)	Premiums	Market Value
CALL – CDX-NAIGS16V1-5 Year Index	Morgan Stanley Capital Services, Inc.	Sell	100	09/21/2011	$62,000	$220,100	$(23,659)

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	$35,520	8/15/18	3 Month LIBOR	1.883%	$194,499
Morgan Stanley	48,000	8/15/16	3 Month LIBOR	1.267%	(92,687)

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America: CDX-EMS15V1-5Years, 6/20/16*	(5.00)%	2.60%	$4,800	$(545,615)	$(467,206)	$(78,409)
Barclays Bank PLC: Bolivarian Republic of Venezuela, 9.25% 9/15/27, 6/20/16*	(5.00)	10.72	2,800	484,280	535,382	(51,102)
Barclays Capital Inc.: The McClatchy Co., 5.75% 9/1/17, 12/20/13*	(5.00)	11.28	180	19,443	6,130	13,313
Liz Claiborne, Inc., 5% 7/8/13, 12/20/13*	(5.00)	7.78	180	8,180	3,270	4,910
Goldman Sachs Bank: Hellenic Republic 5.90%, 10/22/22, 6/20/15*	– 0	–	31.13	4,250	409,234	– 0	–	409,234
Goldman Sachs: Health Management Associates, Inc., 6.125% 4/15/16, 9/20/16*	(5.00)	4.20	800	(35,148)	(79,353)	44,205
JPMorgan Chase Bank: MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)	10.36	370	34,132	35,360	(1,228)
Morgan Stanley Capital Services Inc.: XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	.57	1,260	(44,123)	23,256	(67,379)
CDX-NAIG16-5Years, 6/20/16*	(1.00)	1.15	41,200	189,323	(37,590)	226,913
CDX-EMS15V1-5Years, 6/20/16*	(5.00)	2.60	5,000	(568,349)	(508,334)	(60,015)

Sale Contracts
Bank of America: Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	11.72	860	(164,592)	(52,349)	(112,243)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate		Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC: Univision Communications Inc. 8.5%, 5/15/21, 6/20/16*	5.00%		8.51%	$550	$(61,264)	$(16,287)	$(44,977)
Barclays Capital Inc.: Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00		9.33	1,850	(250,296)	(48,685)	(201,611)
Community Health Systems, 8.875% 7/15/15, 6/20/16*	5.00		7.91	800	(74,000)	(24,065)	(49,935)
Amkor Technology, Inc. 9.25%, 6/01/16, 6/20/16*	5.00		6.18	800	(27,257)	28,540	(55,797)
Alcatel-Lucent USA Inc. 6.5%, 1/15/28, 6/20/16*	5.00		6.51	1,100	(50,553)	57,671	(108,224)
Rite Aid Corporation 7.7%, 2/15/27, 3/20/12*	5.00		6.09	1,000	4,326	8,733	(4,407)
CDX NAIG-15 5 Year Index, 12/20/15*	1.00		5.85	500	(83,854)	(63,716)	(20,138)
NXP BV/NXP Funding LLC, 8.625% 10/15/15, 3/20/16*	5.00		8.68	550	(61,561)	29,510	(91,071)
Credit Suisse International: Wind Acquisition Finance S.A., 5% 12/31/45, 6/20/16*	5.00		7.48	1,320	(104,183)	57,308	(161,491)
Ford Motor Company 6.5%, 8/01/18, 6/20/16*	5.00		3.55	1,100	77,756	97,348	(19,592)
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00		5.16	800	6,095	16,491	(10,396)
CDX NAHY-15 5 Year, 12/20/15*	5.00		11.17	2,500	(424,653)	(234,882)	(189,771)
MGM Resorts International, 5.875%, 2/27/14, 3/20/16*	5.00		8.11	1,700	(161,706)	(49,555)	(112,151)
CDX NAHY-15 5 Year, 12/20/15*	5.00		11.17	2,800	(475,611)	(261,021)	(214,590)
Goldman Sachs: CDX-NAHYS16V1-5Year, 6/20/16*CDX-NAHYS16V1-5Y	5.00		6.33	10,700	(426,514)	152,666	(579,180)
CDX NAHY-15 3 Yr Index, 12/20/13*	5.00		25.51	5,400	(1,862,250)	(1,110,270)	(751,980)
Tenet Healthcare Corp., 6.875% 11/15/31, 9/20/16*	5.00		7.02	1,050	(69,448)	(30,365)	(39,083)
CDX NAHY-11 5 Yr Index, 12/20/13*	– 0	–	43.00	1,888	1,302,231	954,939	347,292
CDX NAIG-15 5 Yr Index: 12/20/15*	1.00		5.85	900	(150,937)	(116,189)	(34,748)
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00		6.37	1,070	(41,658)	(41,120)	(538)
Morgan Stanley Capital Services Inc.: CDX-NAHYS16V1-5Years, 6/20/2016*	5.00		6.33	7,700	(306,931)	4,595	(311,526)

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00%	8.53%	$550	$(25,465)	$10,204	$(35,669)
CDX-NAHYS16V1-5Years, 6/20/16*	5.00	6.33	3,000	(119,583)	(11,067)	(108,516)
AK Steel Holding Corp., 7.625% 5/15/20, 3/20/16*	5.00	7.46	550	(41,162)	8,077	(49,239)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $153,599,322 or 31.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2011.

(c)	Pay-In-Kind Payments (PIK).

(d)	Defaulted.

(e)	Illiquid security.

(f)	Fair valued.

(g)	Variable rate coupon, rate shown as of August 31, 2011.

(h)	Position, or a portion thereof, has been segregated to collateralize interest rate and credit default swaps. The aggregate market value of these securities amounted to $5,520,602.

(i)	This position or a portion of this position represents an unsettled loan purchase. At August 31, 2011, the market value and unrealized loss of these unsettled loan purchases amounted to $1,336,000 and $24,000, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(j)	Non-income producing security.

(k)	One contract relates to 100 shares.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
MXN	– Mexican Peso
ZAR	– South African Rand

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CDA	– Community Development Authority
CMBS	– Commercial Mortgage-Backed Securities
GO	– General Obligation
MBIA	– MBIA Insurance Corporation
OJSC	– Open Joint Stock Company

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Financials – 25.4%
Capital Markets – 0.7%
MF Global Holdings Ltd.(a)	659,400	$3,620,106

Commercial Banks – 7.0%
Associated Banc-Corp	331,875	3,650,625
CapitalSource, Inc.	1,036,500	6,581,775
Comerica, Inc.	226,700	5,801,253
Hancock Holding Co.	95,069	2,969,005
Huntington Bancshares, Inc.	768,200	3,864,046
Popular, Inc.(a)	1,941,966	4,039,289
Susquehanna Bancshares, Inc.	683,900	4,588,969
Webster Financial Corp.	171,700	3,107,770

		34,602,732

Insurance – 7.2%
Amtrust Financial Services, Inc.	194,800	4,712,212
Aspen Insurance Holdings Ltd.	217,200	5,214,972
Endurance Specialty Holdings Ltd.	166,400	6,017,024
PartnerRe Ltd.	54,300	3,094,557
Platinum Underwriters Holdings Ltd.	192,600	6,066,900
Reinsurance Group of America, Inc. – Class A	112,900	6,025,473
Unum Group	202,500	4,766,850

		35,897,988

Real Estate Investment Trusts (REITs) – 8.2%
BioMed Realty Trust, Inc.	378,300	6,919,107
BRE Properties, Inc.	87,875	4,416,598
Camden Property Trust	97,700	6,528,314
DiamondRock Hospitality Co.	522,500	4,044,150
Entertainment Properties Trust	150,000	6,319,500
Glimcher Realty Trust	606,300	5,159,613
Home Properties, Inc.	65,900	4,406,733
Mid-America Apartment Communities, Inc.	41,500	2,966,420

		40,760,435

Real Estate Management & Development – 0.1%
Forest City Enterprises, Inc.(a)	34,900	463,821

Thrifts & Mortgage Finance – 2.2%
First Niagara Financial Group, Inc.	402,718	4,333,246
People’s United Financial, Inc.	281,200	3,304,100
Washington Federal, Inc.	223,550	3,359,956

		10,997,302

		126,342,384

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 18.7%
Auto Components – 4.1%
Cooper Tire & Rubber Co.	399,000	$4,839,870
Dana Holding Corp.(a)	218,000	2,779,500
Lear Corp.	145,300	6,942,434
TRW Automotive Holdings Corp.(a)	137,000	5,711,530

		20,273,334

Hotels, Restaurants & Leisure – 0.8%
Royal Caribbean Cruises Ltd.	157,300	4,083,508

Household Durables – 3.5%
American Greetings Corp.	324,475	6,885,359
Newell Rubbermaid, Inc.	317,800	4,398,352
NVR, Inc.(a)	9,590	6,104,035

		17,387,746

Media – 0.8%
Gannett Co., Inc.	344,200	3,975,510

Multiline Retail – 2.2%
Big Lots, Inc.(a)	191,100	6,478,290
Saks, Inc.(a)	455,200	4,406,336

		10,884,626

Specialty Retail – 5.8%
ANN, Inc.(a)	257,425	6,067,507
Childrens Place Retail Stores, Inc. (The)(a)	104,900	4,502,308
Foot Locker, Inc.	217,300	4,535,051
GameStop Corp. – Class A(a)	272,000	6,508,960
Office Depot, Inc.(a)	971,850	2,526,810
Signet Jewelers Ltd.(a)	125,824	4,899,587

		29,040,223

Textiles, Apparel & Luxury Goods – 1.5%
Jones Group, Inc. (The)	621,000	7,296,750

		92,941,697

Information Technology – 14.6%
Communications Equipment – 0.7%
Arris Group, Inc.(a)	312,100	3,408,132

Computers & Peripherals – 0.6%
NCR Corp.(a)	192,200	3,311,606

Electronic Equipment, Instruments & Components – 8.0%
Anixter International, Inc.	50,500	2,980,005
Arrow Electronics, Inc.(a)	179,000	5,584,800
AU Optronics Corp. (Sponsored ADR)	1,138,124	5,349,183
Avnet, Inc.(a)	221,500	5,812,160

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Celestica, Inc.(a)	516,600	$4,334,274
Flextronics International Ltd.(a)	991,900	5,703,425
Insight Enterprises, Inc.(a)	349,500	6,577,590
TTM Technologies, Inc.(a)	326,948	3,652,009

		39,993,446

IT Services – 1.8%
Amdocs Ltd.(a)	102,500	2,815,675
Convergys Corp.(a)	576,600	6,140,790

		8,956,465

Semiconductors & Semiconductor Equipment –2.6%
Amkor Technology, Inc.(a)	846,700	3,683,145
Entegris, Inc.(a)	599,050	4,504,856
Lam Research Corp.(a)	123,600	4,592,976

		12,780,977

Software – 0.9%
Take-Two Interactive Software, Inc.(a)	332,700	4,398,294

		72,848,920

Utilities – 10.3%
Electric Utilities – 5.3%
NV Energy, Inc.	489,800	7,307,816
PNM Resources, Inc.	415,900	6,221,864
Portland General Electric Co.	264,225	6,373,107
Unisource Energy Corp.	171,700	6,500,562

		26,403,349

Gas Utilities – 2.6%
Atmos Energy Corp.	174,800	5,862,792
UGI Corp.	234,200	6,969,792

		12,832,584

Multi-Utilities – 2.4%
CMS Energy Corp.	328,000	6,461,600
NiSource, Inc.	248,000	5,297,280

		11,758,880

		50,994,813

Industrials – 7.7%
Airlines – 0.7%
Alaska Air Group, Inc.(a)	58,300	3,365,659

Commercial Services & Supplies – 0.7%
Avery Dennison Corp.	121,200	3,528,132

Construction & Engineering – 0.5%
Tutor Perini Corp.	198,900	2,792,556

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 2.7%
EnerSys(a)	200,300	$4,500,741
General Cable Corp.(a)	152,400	4,594,860
Thomas & Betts Corp.(a)	96,250	4,204,200

		13,299,801

Machinery – 0.9%
Timken Co.	113,500	4,466,225

Trading Companies & Distributors – 2.2%
Aircastle Ltd.	544,400	6,407,588
WESCO International, Inc.(a)	105,600	4,550,304

		10,957,892

		38,410,265

Energy – 6.2%
Energy Equipment & Services – 1.3%
Bristow Group, Inc.	143,300	6,302,334

Oil, Gas & Consumable Fuels – 4.9%
Forest Oil Corp.(a)	211,700	4,121,799
Stone Energy Corp.(a)	168,600	4,452,726
Swift Energy Co.(a)	170,900	5,272,265
Teekay Corp.	118,900	3,230,513
Tesoro Corp.(a)	310,700	7,475,442

		24,552,745

		30,855,079

Consumer Staples – 5.7%
Beverages – 1.5%
Constellation Brands, Inc. – Class A(a)	374,994	7,413,631

Food Products – 4.2%
Bunge Ltd.	71,800	4,646,178
Dole Food Co., Inc.(a)	413,800	4,663,526
Smithfield Foods, Inc.(a)	231,400	5,072,288
Tyson Foods, Inc. – Class A	375,900	6,566,973

		20,948,965

		28,362,596

Materials – 5.7%
Chemicals – 3.1%
Ferro Corp.(a)	422,200	3,533,814
Huntsman Corp.	276,200	3,620,982
OM Group, Inc.(a)	93,869	2,969,077
PolyOne Corp.	422,700	5,338,701

		15,462,574

Metals & Mining – 2.6%
Commercial Metals Co.	344,400	4,046,700
Reliance Steel & Aluminum Co.	142,600	5,909,344

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Steel Dynamics, Inc.	219,200	$2,790,416

		12,746,460

		28,209,034

Health Care – 3.8%
Health Care Providers & Services – 2.9%
Health Net, Inc.(a)	260,500	6,431,745
LifePoint Hospitals, Inc.(a)	138,478	5,082,143
Molina Healthcare, Inc.(a)	133,537	2,567,916

		14,081,804

Pharmaceuticals – 0.9%
Par Pharmaceutical Cos., Inc.(a)	154,400	4,590,312

		18,672,116

Total Common Stocks (cost $480,372,120)		487,636,904

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $7,130,095)	7,130,095	7,130,095

Total Investments – 99.5% (cost $487,502,215)		494,766,999
Other assets less liabilities – 0.5%		2,281,952

Net Assets – 100.0%		$497,048,951

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Industrials – 23.8%
Aerospace & Defense – 1.6%
Hexcel Corp.(a)	357,775	$8,218,092

Air Freight & Logistics – 2.0%
Atlas Air Worldwide Holdings, Inc.(a)	93,284	4,578,379
Expeditors International of Washington, Inc.	120,170	5,467,735

		10,046,114

Building Products – 1.1%
Simpson Manufacturing Co., Inc.	184,750	5,252,443

Electrical Equipment – 1.6%
AMETEK, Inc.	208,500	8,148,180

Machinery – 9.9%
Actuant Corp. – Class A	245,540	4,930,443
Gardner Denver, Inc.	103,900	8,186,281
IDEX Corp.	192,315	7,150,272
Joy Global, Inc.	107,895	9,003,838
Lincoln Electric Holdings, Inc.	216,580	7,370,217
Middleby Corp.(a)	81,260	6,546,712
Robbins & Myers, Inc.	20,851	1,001,890
Valmont Industries, Inc.	64,000	5,921,920

		50,111,573

Marine – 1.5%
Kirby Corp.(a)	137,108	7,546,424

Professional Services – 1.8%
CoStar Group, Inc.(a)	20,100	1,028,718
Robert Half International, Inc.	339,790	8,127,777

		9,156,495

Road & Rail – 1.9%
Genesee & Wyoming, Inc. – Class A(a)	117,110	6,082,693
Knight Transportation, Inc.	229,660	3,479,349

		9,562,042

Trading Companies & Distributors – 2.4%
MSC Industrial Direct Co. – Class A	118,420	7,302,962
United Rentals, Inc.(a)	297,230	4,957,796

		12,260,758

		120,302,121

Information Technology – 19.0%
Communications Equipment – 2.0%
ADTRAN, Inc.	210,564	6,540,118
Polycom, Inc.(a)	154,560	3,678,528

		10,218,646

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 0.6%
OpenTable, Inc.(a)	51,360	$3,132,446

IT Services – 1.7%
Alliance Data Systems Corp.(a)	66,380	6,200,556
VeriFone Systems, Inc.(a)	62,794	2,211,605

		8,412,161

Semiconductors & Semiconductor Equipment – 5.3%
Fairchild Semiconductor International, Inc.(a)	417,149	5,531,396
Hittite Microwave Corp.(a)	72,390	3,932,225
International Rectifier Corp.(a)	185,150	4,219,568
Netlogic Microsystems, Inc.(a)	162,638	4,882,393
ON Semiconductor Corp.(a)	395,100	2,872,377
Teradyne, Inc.(a)	440,560	5,330,776

		26,768,735

Software – 9.4%
Aspen Technology, Inc.(a)	394,183	6,618,333
Cadence Design Systems, Inc.(a)	873,810	8,074,004
Fortinet, Inc.(a)	209,820	4,013,857
Informatica Corp.(a)	116,050	4,848,569
MICROS Systems, Inc.(a)	127,790	6,090,471
Red Hat, Inc.(a)	130,230	5,149,294
SolarWinds, Inc.(a)	248,000	6,142,960
TIBCO Software, Inc.(a)	280,890	6,286,318

		47,223,806

		95,755,794

Consumer Discretionary – 18.6%
Distributors – 1.2%
LKQ Corp.(a)	237,110	6,070,016

Hotels, Restaurants & Leisure – 4.9%
Chipotle Mexican Grill, Inc. – Class A(a)	16,760	5,252,081
Orient-Express Hotels Ltd. – Class A(a)	687,930	5,393,371
Panera Bread Co. – Class A(a)	61,630	7,096,695
Wyndham Worldwide Corp.	218,830	7,107,598

		24,849,745

Household Durables – 1.1%
Tempur-Pedic International, Inc.(a)	97,345	5,669,373

Internet & Catalog Retail – 1.7%
Shutterfly, Inc.(a)	160,917	8,634,806

Media – 1.8%
National CineMedia, Inc.	438,140	6,208,444
Pandora Media, Inc.(a)	218,267	2,881,124

		9,089,568

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 1.5%
Dollar Tree, Inc.(a)	106,290	$7,591,232

Specialty Retail – 6.2%
CarMax, Inc.(a)	280,630	7,888,509
Dick’s Sporting Goods, Inc.(a)	223,050	7,835,747
Tractor Supply Co.	129,700	7,959,689
Ulta Salon Cosmetics & Fragrance, Inc.(a)	124,400	7,349,552

		31,033,497

Textiles, Apparel & Luxury Goods – 0.2%
Deckers Outdoor Corp.(a)	12,700	1,129,792

		94,068,029

Health Care – 17.7%
Biotechnology – 4.4%
Alexion Pharmaceuticals, Inc.(a)	101,150	5,861,137
Amarin Corp. PLC (ADR)(a)	469,020	5,398,420
AVEO Pharmaceuticals, Inc.(a)	151,083	2,565,389
InterMune, Inc.(a)	104,850	2,820,465
Ironwood Pharmaceuticals, Inc.(a)	151,770	1,933,550
Pharmasset, Inc.(a)	29,083	3,819,180

		22,398,141

Health Care Equipment & Supplies – 3.7%
MAKO Surgical Corp.(a)	36,210	1,299,939
NxStage Medical, Inc.(a)	307,650	5,657,684
Sirona Dental Systems, Inc.(a)	122,164	5,700,172
Volcano Corp.(a)	198,560	5,946,872

		18,604,667

Health Care Providers & Services – 7.1%
Catalyst Health Solutions, Inc.(a)	121,300	6,516,236
Centene Corp.(a)	213,570	6,810,747
Healthspring, Inc.(a)	173,480	6,772,659
HMS Holdings Corp.(a)	333,855	8,757,017
Mednax, Inc.(a)	29,823	1,947,740
Vanguard Health Systems, Inc.(a)	398,282	5,153,769

		35,958,168

Health Care Technology – 1.8%
SXC Health Solutions Corp.(a)	162,069	8,863,553

Pharmaceuticals – 0.7%
Impax Laboratories, Inc.(a)	180,776	3,555,864

		89,380,393

Energy – 8.8%
Energy Equipment & Services – 4.6%
FMC Technologies, Inc.(a)	145,680	6,476,933
Nabors Industries, Ltd.(a)	275,000	5,071,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oceaneering International, Inc.	142,960	$6,102,962
Oil States International, Inc.(a)	89,670	5,925,394

		23,576,289

Oil, Gas & Consumable Fuels – 4.2%
Cabot Oil & Gas Corp.	67,600	5,128,136
Concho Resources, Inc./Midland TX(a)	69,890	6,076,935
Range Resources Corp.	67,090	4,344,748
SM Energy Co.	72,133	5,518,175

		21,067,994

		44,644,283

Financials – 6.3%
Capital Markets – 3.5%
Affiliated Managers Group, Inc.(a)	57,600	5,020,416
Greenhill & Co., Inc.	66,690	2,369,496
Lazard Ltd. – Class A	189,740	5,534,716
Stifel Financial Corp.(a)	163,131	4,906,980

		17,831,608

Commercial Banks – 2.1%
Iberiabank Corp.	105,822	5,094,271
Signature Bank/New York NY(a)	100,200	5,572,122

		10,666,393

Real Estate Management & Development – 0.7%
Jones Lang LaSalle, Inc.	50,380	3,370,926

		31,868,927

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.5%
tw telecom, Inc.(a)	383,270	7,393,278

Consumer Staples – 1.3%
Food Products – 1.3%
Green Mountain Coffee Roasters, Inc.(a)	61,508	6,442,348

Materials – 1.3%
Chemicals – 1.3%
Solutia, Inc.(a)	370,120	6,432,686

Total Common Stocks (cost $408,165,551)		496,287,859

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $6,401,876)	6,401,876	$6,401,876

Total Investments – 99.6% (cost $414,567,427)		502,689,735
Other assets less liabilities – 0.4%		2,246,097

Net Assets – 100.0%		$504,935,832

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 63.6%
Energy – 20.2%
Coal & Consumable Fuels – 0.6%
Banpu PCL	133,900	$2,846,128
Peabody Energy Corp.	54,500	2,659,600

		5,505,728

Integrated Oil & Gas – 16.1%
BG Group PLC	360,100	7,765,795
BP PLC	2,080,500	13,579,477
Cenovus Energy, Inc.	41,400	1,496,538
Chevron Corp.	182,700	18,070,857
China Petroleum & Chemical Corp. – Class H	4,982,000	4,908,484
ConocoPhillips	166,300	11,320,041
Exxon Mobil Corp.	412,300	30,526,692
Gazprom OAO (Sponsored ADR)	674,400	8,193,960
Hess Corp.	51,300	3,044,142
LUKOIL OAO (London) (Sponsored ADR)	78,800	4,704,360
Origin Energy Ltd.	165,100	2,514,291
Petroleo Brasileiro SA	25,400	366,185
Petroleo Brasileiro SA (ADR)	278,800	8,099,140
Petroleo Brasileiro SA (Sponsored ADR)	124,288	3,312,275
PTT PCL	266,700	2,927,738
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	466,700	15,606,105
Royal Dutch Shell PLC – Class B	134,300	4,519,525
Suncor Energy, Inc. (Toronto)	158,300	5,072,454
Total SA	106,400	5,196,093

		151,224,152

Oil & Gas Equipment & Services – 0.2%
Schlumberger, Ltd.	28,300	2,210,796

Oil & Gas Exploration & Production – 3.1%
Anadarko Petroleum Corp.	92,900	6,851,375
Devon Energy Corp.	94,700	6,423,501
Marathon Oil Corp.	114,500	3,082,340
Nexen, Inc. (Toronto)	147,200	3,144,516
Noble Energy, Inc.	42,200	3,728,792
Penn West Petroleum Ltd.	115,400	2,161,172
QEP Resources, Inc.	38,600	1,359,106
Tullow Oil PLC	133,700	2,329,232

		29,080,034

Oil & Gas Refining & Marketing – 0.2%
Marathon Petroleum Corp.	36,200	1,341,572

		189,362,282

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Equity:Other – 13.0%
Diversified/Specialty – 11.6%
American Assets Trust, Inc.	72,500	$1,458,700
BioMed Realty Trust, Inc.	245,578	4,491,622
British Land Co. PLC	704,373	6,151,159
Cheung Kong Holdings Ltd.	212,000	2,987,947
Crown Castle International Corp.(a)	19,000	825,170
Dexus Property Group	4,444,300	4,090,631
Digital Realty Trust, Inc.	100,600	6,010,850
Dundee Real Estate Investment Trust	140,256	4,568,739
Fonciere Des Regions	29,700	2,470,097
Forest City Enterprises, Inc.(a)	142,609	1,895,273
Hysan Development Co., Ltd.	545,366	2,206,487
Kerry Properties Ltd.	840,191	3,633,073
Land Securities Group PLC	480,958	5,745,475
Lend Lease Group	257,487	2,321,780
Mitsui Fudosan Co., Ltd.	715,000	12,097,122
Overseas Union Enterprise Ltd.	950,000	1,860,947
Rayonier, Inc.	39,600	1,660,824
Soho China Ltd.	5,284,500	4,690,974
Sumitomo Realty & Development Co., Ltd.	177,000	3,756,768
Sun Hung Kai Properties Ltd.	740,600	10,459,900
Swire Pacific Ltd.	178,000	2,379,847
Telecity Group PLC(a)	313,936	2,772,274
Unibail-Rodamco SE	52,247	11,258,983
UOL Group Ltd.	654,000	2,483,447
Weyerhaeuser Co.	123,000	2,217,690
Wharf Holdings Ltd.	424,000	2,708,909
Wheelock & Co., Ltd.	351,000	1,239,295

		108,443,983

Health Care – 1.2%
Chartwell Seniors Housing Real Estate Investment Trust	262,100	1,927,009
Health Care REIT, Inc.	92,803	4,729,241
Ventas, Inc.	90,000	4,813,200

		11,469,450

Triple Net – 0.2%
Entertainment Properties Trust	44,100	1,857,933

		121,771,366

Materials – 11.2%
Aluminum – 0.5%
Alcoa, Inc.	181,700	2,327,577
Hindalco Industries Ltd.(a)	730,300	2,420,041

		4,747,618

Diversified Chemicals – 0.2%
Dow Chemical Co. (The)	50,900	1,448,105

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Metals & Mining – 3.4%
BHP Billiton Ltd.	171,000	$7,275,319
BHP Billiton PLC	116,900	3,978,781
Exxaro Resources Ltd.	60,640	1,628,891
KGHM Polska Miedz SA	28,000	1,699,152
Mitsubishi Materials Corp.	54,000	159,440
Poongsan Corp.	17,400	693,862
Rio Tinto Ltd.	18,600	1,454,637
Rio Tinto PLC	165,600	10,094,717
Xstrata PLC	301,660	5,239,045

		32,223,844

Fertilizers & Agricultural Chemicals – 1.6%
Agrium, Inc. (Toronto)	38,500	3,301,573
Incitec Pivot Ltd.	970,100	3,944,441
Monsanto Co.	64,900	4,473,557
Potash Corp. of Saskatchewan, Inc.	55,700	3,229,486

		14,949,057

Gold – 2.6%
Goldcorp, Inc.	148,400	7,728,377
IAMGOLD Corp.	238,700	4,930,972
Kinross Gold Corp.	269,600	4,688,337
Koza Altin Isletmeleri AS	176,100	2,449,220
New Gold, Inc.(a)	170,000	2,308,792
Newmont Mining Corp.	28,600	1,790,932
Real Gold Mining Ltd.	686,500	597,547

		24,494,177

Paper Products – 0.2%
Mondi PLC	239,800	2,119,315

Precious Metals & Minerals – 0.2%
Northam Platinum Ltd.	315,500	1,635,256

Steel – 2.5%
ArcelorMittal (Euronext Amsterdam)	182,900	4,023,319
JFE Holdings, Inc.	184,000	4,276,633
OneSteel Ltd.	1,055,300	1,705,429
Tata Steel Ltd. (GDR)(b)	202,400	2,059,379
Vale SA	46,400	1,305,811
Vale SA (Preference Shares)	42,600	1,087,813
Vale SA (Sponsored ADR) (Local Preference Shares)	284,500	7,348,635
Vale SA (Sponsored ADR) – Class B	58,800	1,660,512

		23,467,531

		105,084,903

Retail – 6.4%
Regional Mall – 4.1%
BR Malls Participacoes SA	283,800	3,164,426
CFS Retail Property Trust	770,200	1,481,954

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Glimcher Realty Trust	445,007	$3,787,010
Multiplan Empreendimentos Imobiliarios SA	86,505	1,819,327
Simon Property Group, Inc.	156,002	18,330,235
Taubman Centers, Inc.	38,646	2,227,169
Westfield Group	852,996	7,446,726

		38,256,847

Shopping Center/Other Retail – 2.3%
Excel Trust, Inc.	200,700	2,161,539
Federal Realty Investment Trust	24,600	2,227,530
Klepierre	94,902	3,282,132
Link REIT (The)	971,812	3,388,354
RioCan Real Estate Investment Trust (New York)(b)	132,100	3,449,196
RioCan Real Estate Investment Trust (Toronto)	78,437	2,048,028
Tanger Factory Outlet Centers	82,500	2,320,725
Weingarten Realty Investors	123,733	3,015,373

		21,892,877

		60,149,724

Residential – 6.3%
Manufactured Homes – 0.2%
Equity Lifestyle Properties, Inc.	23,100	1,592,052

Multi-Family – 3.6%
BRE Properties, Inc.	63,750	3,204,075
Camden Property Trust	68,700	4,590,534
Colonial Properties Trust	182,916	3,844,894
Essex Property Trust, Inc.	36,954	5,304,747
GSW Immobilien AG(a)	71,480	2,305,191
Home Properties, Inc.	68,172	4,558,662
Mid-America Apartment Communities, Inc.	42,400	3,030,752
PDG Realty SA Empreendimentos e Participacoes	151,100	743,208
Post Properties, Inc.	34,600	1,446,280
Rossi Residencial SA	398,400	3,053,257
Stockland	464,585	1,490,659

		33,572,259

Self Storage – 2.1%
Big Yellow Group PLC	875,340	3,733,780
Extra Space Storage, Inc.	190,637	4,098,696
Public Storage	66,817	8,267,267
U-Store-It Trust	316,300	3,397,062

		19,496,805

Student Housing – 0.4%
American Campus Communities, Inc.	99,600	3,885,396

		58,546,512

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 3.6%
Office – 3.6%
Beni Stabili SpA	1,867,411	$1,399,879
Boston Properties, Inc.	84,835	8,847,442
Castellum AB	214,644	3,092,699
Cominar Real Estate Investment Trust	98,593	2,214,894
Douglas Emmett, Inc.	248,648	4,485,610
Duke Realty Corp.	249,800	2,965,126
Great Portland Estates PLC	476,500	2,789,763
Hongkong Land Holdings Ltd.	762,000	4,413,890
Kilroy Realty Corp.	44,009	1,572,442
SL Green Realty Corp.	29,907	2,160,482

		33,942,227

Lodging – 1.6%
Lodging – 1.6%
Ashford Hospitality Trust, Inc.	355,028	2,875,727
Great Eagle Holdings Ltd.	685,000	2,029,927
InnVest Real Estate Investment Trust	412,366	1,920,136
Intercontinental Hotels Group PLC	196,800	3,316,954
RLJ Lodging Trust(a)	148,292	1,966,352
Wyndham Worldwide Corp.	100,700	3,270,736

		15,379,832

Industrials – 0.8%
Industrial Warehouse Distribution – 0.4%
Ascendas Real Estate Investment Trust	908,000	1,598,786
Global Logistic Properties Ltd.(a)	1,136,000	1,576,523

		3,175,309

Mixed Office Industrial – 0.4%
Goodman Group	5,590,500	3,903,879

		7,079,188

Food Beverage & Tobacco – 0.5%
Agricultural Products – 0.5%
Bunge Ltd.	71,200	4,607,352

Total Common Stocks (cost $574,357,796)		595,923,386

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 33.3%
United States – 33.3%
U.S. Treasury Inflation Index 0.625%, 4/15/13 (TIPS)	$32,048	32,772,001
1.875%, 7/15/13 (TIPS)	44,479	46,827,599
2.00%, 4/15/12 (TIPS)(c)	76,538	77,667,723

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

3.00%, 7/15/12 (TIPS)	$59,806	$61,885,083
3.375%, 1/15/12 (TIPS)	91,941	93,061,918

Total Inflation - Linked Securities (cost $313,325,206)		312,214,324

	Shares
INVESTMENT COMPANIES – 1.0%
Funds and Investment Trust – 1.0%
Market Vectors Gold Miners ETF (cost $9,313,684)	151,500	9,515,715

	Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Aluminum HG Futures Expiration: Dec 2011, Exercise Price: $ 2,300.00(a)(d)	500	707,419
Copper London Metal Exchange Futures Expiration: Dec 2011, Exercise Price: $8,000.00(a)(d)	150	691,478
Gold 100 OZ Futures Expiration: Nov 2011, Exercise Price: $ 1,800.00(a)(e)	50	389,000

Total Options Purchased - Puts (cost $2,150,486)		1,787,897

	Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(f) (Cost $4,895,524)	4,895,524	4,895,524

Total Investments – 98.6% (cost $904,042,696)		924,336,846
Other assets less liabilities – 1.4%		12,944,485

Net Assets – 100.0%		$937,281,331

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Aluminum HG Futures	34	November 2011	$2,190,948	$2,094,400	$(96,548)
Cocoa Futures	34	December 2011	1,053,422	1,058,420	4,998
Corn Futures	170	December 2011	6,024,700	6,523,750	499,050
Gasoline RBOB Futures	18	November 2011	2,061,441	2,138,649	77,208
Gold 100 OZ Futures	101	December 2011	18,405,243	18,500,170	94,927
Lean Hogs Futures	203	December 2011	6,890,681	6,731,480	(159,201)
Live Cattle Futures	174	December 2011	8,371,607	8,066,640	(304,967)
Natural Gas Futures	51	November 2011	2,069,598	2,128,230	58,632
Nickel Futures	10	November 2011	1,445,020	1,331,820	(113,200)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Platinum Futures	97	October 2011	$8,860,973	$9,002,570	$141,597
Soybean Futures	37	November 2011	2,552,651	2,696,375	143,724
Sugar 11 Futures	59	March 2012	1,856,189	1,908,390	52,201

Sold Contracts
Aluminum HG Futures	34	November 2011	2,020,426	2,094,400	(73,974)
Brent Crude Oil	52	October 2011	5,655,409	5,932,160	(276,751)
Cocoa Futures	30	December 2011	928,138	953,039	(24,901)
Coffee C Futures	61	December 2011	5,520,272	6,593,719	(1,073,447)
Copper LME Futures	15	November 2011	3,332,986	3,478,219	(145,233)
Nickel Futures	6	November 2011	779,394	799,092	(19,698)
S&P 500 E Mini Index Futures	468	September 2011	27,141,814	28,494,180	(1,352,366)
Wheat Futures	363	December 2011	14,743,904	14,365,725	378,179

					$(2,189,770)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 9/15/11	9,074	$9,236,686	$9,262,782	$26,096
Japanese Yen settling 9/15/11	1,982,570	25,152,496	25,894,837	742,341
Morgan Stanley and Co., Inc.:
Euro settling 12/15/11	3,420	4,917,515	4,906,871	(10,644)
Great British Pound settling 12/15/11	5,010	8,262,993	8,123,149	(139,844)
Royal Bank of Scotland PLC:
Chinese Yuan Renminbi settling 12/15/11(1)	205,303	32,361,759	32,365,403	3,644
State Street Bank and Trust Co.:
Australian Dollar settling 12/15/11	15,832	16,303,794	16,714,595	410,801
Japanese Yen settling 9/15/11	619,299	7,690,671	8,088,817	398,146
Japanese Yen settling 12/15/11	991,065	12,656,471	12,956,830	300,359
Norwegian Krone settling 12/15/11	17,593	3,183,919	3,260,016	76,097
Singapore Dollar settling 12/15/11	9,106	7,473,920	7,569,796	95,876
Swedish Krona settling 12/15/11	11,509	1,768,700	1,805,028	36,328
Swiss Franc settling 12/15/11	4,722	6,181,680	5,878,284	(303,396)

Sale Contracts
Bank of America NA:
Canadian Dollar settling 9/15/11	32,065	32,866,954	32,732,101	134,853
Credit Suisse London Branch (GFX):
Great British Pound settling 12/15/11	4,629	7,649,515	7,505,401	144,114
HSBC BANKUSA:
Japanese Yen settling 9/15/11	2,601,869	32,456,826	33,983,654	(1,526,828)
Morgan Stanley and Co., Inc.:
Australian Dollar settling 12/15/11	7,982	8,336,521	8,426,977	(90,456)
Australian Dollar settling 12/15/11	15,832	16,535,178	16,714,595	(179,417)

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
State Street Bank and Trust Co.:
Australian Dollar settling 12/15/11	3,006	$3,155,999	$3,173,577	$(17,578)
Canadian Dollar settling 12/15/11	2,594	2,650,455	2,642,918	7,537
Euro settling 12/15/11	17,728	25,072,356	25,435,387	(363,031)
Great British Pound settling 12/15/11	1,437	2,340,456	2,329,933	10,523

				$(244,479)

(1)	Contract represents a non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	325,430	0.21%	$109,744	9/15/11	Barclays Bank PLC	$4,156,560
Receive	Dow Jones-UBS 3 Month Forward Grains Excess Return Commodity Index	87,645	0.30%	10,168	9/15/11	Citibank NA	700,695
Receive	Dow Jones-UBS 3 Month Forward Grains Excess Return Commodity Index	8,169	0.30%	948	9/15/11	Citibank NA	65,309
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	206,022	0.20%	69,476	9/15/11	Credit Suisse International	2,631,743
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	121,929	0.20%	41,118	11/15/11	Goldman Sachs International	1,557,604
Receive	Dow Jones-UBS Commodity Index	73,021	0.13%	11,566	9/15/11	JPMorgan Chase Bank NA	440,244

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index	70,569	0.13%	$11,178	9/15/11	JPMorgan Chase Bank NA	$425,461
Receive	Dow Jones-UBS Commodity Index	61,569	0.13%	9,752	9/15/11	JPMorgan Chase Bank NA	371,200
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	18,590	0.20%	6,269	9/15/11	JPMorgan Chase Bank NA	237,470
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	13,321	0.20%	4,492	9/15/11	JPMorgan Chase Bank NA	170,164
Receive	Dow Jones-UBS Commodity Index	20,254	0.13%	3,208	9/15/11	JPMorgan Chase Bank NA	122,111

							$10,878,561

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2011, the aggregate market value of these securities amounted to $5,508,575 or 0.6% of net assets.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $5,519,958.

(d)	One contract relates to 25 shares.

(e)	One contract relates to 100 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT

PORTFOLIO OF INVESTMENTS

August 31, 2011

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 18.0%
United States – 18.0%
U.S. Treasury Bonds 4.25%, 5/15/39	$1,285	$1,442,613
4.375%, 5/15/40	1,240	1,419,031
6.25%, 5/15/30	1,885	2,720,585
6.75%, 8/15/26	410	603,981
7.25%, 5/15/16	1,320	1,711,359
7.625%, 2/15/25	395	614,842
8.125%, 8/15/21	1,075	1,650,125
8.75%, 8/15/20	1,435	2,236,806
10.625%, 8/15/15	1,845	2,568,587
U.S. Treasury Notes 0.75%, 8/15/13	2,500	2,527,148
1.25%, 2/15/14	2,040	2,090,202
1.375%, 10/15/12	4,355	4,414,881
1.75%, 5/31/16	1,390	1,447,115
1.875%, 9/30/17	850	877,890
2.50%, 4/30/15-6/30/17	1,715	1,837,507
2.625%, 6/30/14	1,735	1,848,454
2.75%, 2/15/19	1,380	1,488,890
3.125%, 5/15/21	1,255	1,359,328
3.25%, 6/30/16	910	1,011,806
3.50%, 5/31/13-5/15/20	3,650	3,927,925
3.625%, 12/31/12	7,260	7,594,076
3.75%, 11/15/18	685	787,910
4.25%, 8/15/14-8/15/15	1,980	2,221,063
4.625%, 2/15/17	955	1,133,689
4.875%, 8/15/16	1,325	1,579,235

Total Governments – Treasuries (cost $50,839,029)		51,115,048

	Shares
COMMON STOCKS – 17.2%
Financials – 3.0%
Capital Markets – 0.3%
3i Group PLC	1,594	5,500
Ameriprise Financial, Inc.	550	25,135
Bank of New York Mellon Corp. (The)	2,950	60,976
BlackRock, Inc. – Class A	243	40,034
Charles Schwab Corp. (The)	2,350	28,975
Credit Suisse Group AG(a)	1,769	50,727
Daiwa Securities Group, Inc.	3,000	12,070
Deutsche Bank AG	1,197	48,412
E*Trade Financial Corp.(a)	570	7,045
Federated Investors, Inc. – Class B	200	3,542
Franklin Resources, Inc.	350	41,972

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Goldman Sachs Group, Inc. (The)	1,250	$145,275
Invesco Ltd.	1,050	19,215
Janus Capital Group, Inc.	400	2,920
Legg Mason, Inc.	350	9,965
Macquarie Group Ltd.	555	15,441
Man Group PLC	2,949	10,681
Morgan Stanley	3,500	61,250
Nomura Holdings, Inc.	5,500	23,169
Northern Trust Corp.	550	21,137
Ratos AB	793	11,949
SBI Holdings, Inc./Japan	32	2,882
State Street Corp.	1,200	42,624
T Rowe Price Group, Inc.	600	32,088
UBS AG(a)	5,712	82,587

		805,571

Commercial Banks – 0.8%
Alpha Bank AE(a)	811	2,615
Australia & New Zealand Banking Group Ltd.	3,468	75,566
Banco Bilbao Vizcaya Argentaria SA	5,699	51,711
Banco de Sabadell SA	1,745	6,894
Banco Espirito Santo SA	1,201	4,017
Banco Popular Espanol SA	1,511	7,872
Banco Santander SA	11,274	104,169
Bank Leumi Le-Israel BM	3,349	12,301
Bank of Cyprus PLC	1,125	1,938
Bank of Yokohama Ltd. (The)	2,000	10,052
Bankia SAU(a)	1,360	7,326
Barclays PLC	18,166	50,193
BB&T Corp.	1,650	36,779
BNP Paribas SA	1,505	77,412
BOC Hong Kong Holdings Ltd.	6,000	16,538
Chiba Bank Ltd. (The)	1,000	6,534
Comerica, Inc.	450	11,516
Commerzbank AG(a)	5,616	16,596
Commonwealth Bank of Australia	2,069	107,100
Credit Agricole SA	1,595	15,594
Danske Bank A/S(a)	1,024	15,119
DBS Group Holdings Ltd.	3,000	33,019
DnB NOR ASA	1,534	18,529
Erste Group Bank AG	297	10,786
Fifth Third Bancorp	2,150	22,833
First Horizon National Corp.	585	4,118
Fukuoka Financial Group, Inc.	2,000	8,085
Hang Seng Bank Ltd.	1,200	17,759
Hokuhoku Financial Group, Inc.	4,000	8,079
HSBC Holdings PLC	23,652	206,009

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Huntington Bancshares, Inc./OH	2,050	$10,312
Intesa Sanpaolo SpA	15,814	25,738
Joyo Bank Ltd. (The)	2,000	8,404
KBC Groep NV	253	7,126
KeyCorp	2,250	14,940
Lloyds Banking Group PLC(a)	64,105	34,967
M&T Bank Corp.	300	22,821
Mitsubishi UFJ Financial Group, Inc.	17,000	77,100
Mizuho Financial Group, Inc.	32,203	49,153
Mizuho Trust & Banking Co., Ltd.	6,000	4,908
National Australia Bank Ltd.	2,898	73,918
National Bank of Greece SA(a)	1,501	6,631
Natixis	3,611	14,404
Nordea Bank AB	4,124	37,998
Oversea-Chinese Banking Corp. Ltd.	4,000	29,097
PNC Financial Services Group, Inc.	1,250	62,675
Raiffeisen Bank International AG	10	414
Regions Financial Corp.	2,950	13,393
Resona Holdings, Inc.	3,000	13,654
Royal Bank of Scotland Group PLC(a)	27,549	10,829
Shizuoka Bank Ltd. (The)	1,000	9,856
Skandinaviska Enskilda Banken AB	1,579	9,343
Societe Generale SA	996	33,352
Standard Chartered PLC	3,137	71,265
Sumitomo Mitsui Financial Group, Inc.	1,800	53,294
Sumitomo Mitsui Trust Holdings, Inc.	5,000	16,997
SunTrust Banks, Inc.	1,250	24,875
Svenska Handelsbanken AB	768	21,041
Swedbank AB	1,361	18,711
UniCredit SpA	21,174	28,629
United Overseas Bank Ltd.	2,000	30,811
US Bancorp	4,550	105,605
Wells Fargo & Co.	12,550	327,555
Westpac Banking Corp.	4,019	89,006
Zions Bancorporation	400	6,976

		2,332,857

Consumer Finance – 0.1%
American Express Co.	2,492	123,877
Capital One Financial Corp.	1,100	50,655
Discover Financial Services	1,250	31,450
SLM Corp.	1,250	17,163

		223,145

Diversified Financial Services – 0.4%
ASX Ltd.	48	1,493
Bank of America Corp.	24,100	196,897
CaixaBank	1,173	5,975
Citigroup, Inc.	6,932	215,239

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

CME Group, Inc. – Class A	200	$53,424
Deutsche Boerse AG(a)	315	18,261
Exor SpA	518	12,376
Groupe Bruxelles Lambert SA	101	8,140
Hong Kong Exchanges and Clearing Ltd.	1,600	29,961
ING Groep NV(a)	6,011	52,160
IntercontinentalExchange, Inc.(a)	200	23,590
JPMorgan Chase & Co.	9,420	353,815
Leucadia National Corp.	450	13,333
Moody’s Corp.	450	13,873
NASDAQ OMX Group, Inc. (The)(a)	350	8,292
NYSE Euronext	600	16,368
ORIX Corp.	160	14,531
Pohjola Bank PLC	218	2,483
Resolution Ltd.	2,280	9,859

		1,050,070

Insurance – 0.5%
ACE Ltd.	795	51,341
Aegon NV(a)	4,035	18,169
Aflac, Inc.	1,100	41,492
Ageas	3,473	6,980
AIA Group Ltd.	12,287	43,486
Allianz SE	606	62,339
Allstate Corp. (The)	1,200	31,476
American International Group, Inc.(a)	1,014	25,685
AMP Ltd.	4,421	21,520
AON Corp.	800	37,384
Assicurazioni Generali SpA	1,833	33,104
Assurant, Inc.	200	7,034
Aviva PLC	4,426	24,390
Berkshire Hathaway, Inc.(a)	4,100	299,300
Chubb Corp.	700	43,323
Cincinnati Financial Corp.	350	9,772
Dai-ichi Life Insurance Co., Ltd. (The)	14	16,315
Genworth Financial, Inc. – Class A(a)	1,150	7,947
Gjensidige Forsikring ASA	49	581
Hartford Financial Services Group, Inc.	1,050	20,097
Insurance Australia Group Ltd.	3,640	11,856
Legal & General Group PLC	9,208	15,674
Lincoln National Corp.	700	14,525
Loews Corp.	750	28,215
Mapfre SA	289	989
Marsh & McLennan Cos., Inc.	1,300	38,636
MetLife, Inc.	2,507	84,235
MS&AD Insurance Group Holdings	900	21,090
Muenchener Rueckversicherungs AG	262	34,179
NKSJ Holdings, Inc.	2,000	11,820

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Old Mutual PLC	8,563	$16,626
Principal Financial Group, Inc.	750	19,020
Progressive Corp. (The)	1,550	29,729
Prudential Financial, Inc.	1,150	57,742
Prudential PLC	3,995	40,243
QBE Insurance Group Ltd.	1,651	24,996
RSA Insurance Group PLC	5,490	10,219
Sampo Oyj – Class A	561	16,108
Sony Financial Holdings, Inc.	507	8,009
Standard Life PLC	3,583	11,741
Suncorp Group Ltd.	2,011	17,643
Swiss Re AG(a)	553	29,007
T&D Holdings, Inc.	450	9,294
Tokio Marine Holdings, Inc.	1,100	30,026
Torchmark Corp.	250	9,553
Travelers Cos., Inc. (The)	1,000	50,460
Unum Group	700	16,478
Vienna Insurance Group AG Wiener Versicherung Gruppe	46	2,140
XL Group PLC	700	14,567
Zurich Financial Services AG(a)	229	51,592

		1,528,147

Real Estate Investment Trusts (REITs) – 0.4%
Ascendas Real Estate Investment Trust	27,000	47,541
British Land Co. PLC	10,811	94,410
CapitaMall Trust	30,600	47,555
CFS Retail Property Trust	30,851	59,361
Gecina SA	383	42,794
Hammerson PLC	7,610	50,337
Klepierre	1,393	48,176
Land Securities Group PLC	9,618	114,896
Mirvac Group	49,679	64,254
Nippon Building Fund, Inc.	8	86,017
Plum Creek Timber Co., Inc.	350	13,289
Stockland	30,548	98,016
Unibail-Rodamco SE	1,154	248,681
Westfield Group	28,373	247,699

		1,263,026

Real Estate Management & Development – 0.5%
Aeon Mall Co., Ltd.	820	18,618
CapitaLand Ltd.	34,500	75,080
CapitaMalls Asia Ltd.	16,680	18,828
China Overseas Land & Investment Ltd.	44,050	94,234
Daito Trust Construction Co., Ltd.	100	9,272
Daiwa House Industry Co., Ltd.	1,000	12,425
Hang Lung Group Ltd.	2,000	11,683

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Hang Lung Properties Ltd.	27,500	$102,292
Henderson Land Development Co., Ltd.	14,300	82,768
IMMOFINANZ AG(a)	1,475	5,263
Kerry Properties Ltd.	10,000	43,241
Mitsubishi Estate Co., Ltd.	12,440	205,396
Mitsui Fudosan Co., Ltd.	9,040	152,948
New World Development Ltd.	33,800	43,041
Nomura Real Estate Holdings, Inc.	1,280	20,150
Sun Hung Kai Properties Ltd.	23,500	331,903
Wharf Holdings Ltd.	18,500	118,195

		1,345,337

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	1,250	7,763
People’s United Financial, Inc.	850	9,987

		17,750

		8,565,903

Information Technology – 2.0%
Communications Equipment – 0.2%
Cisco Systems, Inc.	13,050	204,624
F5 Networks, Inc.(a)	200	16,324
Harris Corp.	300	12,105
JDS Uniphase Corp.(a)	500	6,485
Juniper Networks, Inc.(a)	1,250	26,163
Motorola Mobility Holdings, Inc.(a)	681	25,687
Motorola Solutions, Inc.(a)	778	32,746
Nokia Oyj	5,002	32,174
QUALCOMM, Inc.	3,950	203,267
Telefonaktiebolaget LM Ericsson – Class B	4,727	53,050
Tellabs, Inc.	850	3,468

		616,093

Computers & Peripherals – 0.5%
Apple, Inc.(a)	2,230	858,171
Dell, Inc.(a)	3,900	57,974
EMC Corp./Massachusetts(a)	4,850	109,561
Fujitsu Ltd.	3,000	15,237
Hewlett-Packard Co.	4,903	127,625
Lexmark International, Inc. – Class A(a)	150	4,794
NEC Corp.(a)	4,000	8,213
NetApp, Inc.(a)	850	31,977
SanDisk Corp.(a)	550	20,158
Toshiba Corp.	6,000	26,183
Western Digital Corp.(a)	550	16,220

		1,276,113

Electronic Equipment & Instruments & Components – 0.1%
Amphenol Corp. – Class A	400	18,792
Corning, Inc.	3,700	55,611

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

FLIR Systems, Inc.	350	$9,055
Foxconn International Holdings Ltd.(a)	4,000	1,998
Fujifilm Holdings Corp.	700	17,006
Hirose Electric Co. Ltd.	100	9,403
Hitachi High-Technologies Corp.	400	7,618
Hitachi Ltd.	7,000	37,867
Hoya Corp.	700	15,453
Jabil Circuit, Inc.	450	7,583
Keyence Corp.	100	26,933
Kyocera Corp.	200	18,450
Molex, Inc.	300	6,555
Murata Manufacturing Co., Ltd.	300	18,310
TDK Corp.	200	8,834

		259,468

Internet Software & Services – 0.2%
Akamai Technologies, Inc.(a)	400	8,776
Dena Co., Ltd.	175	9,127
eBay, Inc.(a)	2,700	83,349
Google, Inc. – Class A(a)	607	328,363
Monster Worldwide, Inc.(a)	300	2,832
VeriSign, Inc.	400	12,460
Yahoo! Japan Corp.	27	8,757
Yahoo!, Inc.(a)	3,100	42,175

		495,839

IT Services – 0.4%
Accenture PLC	1,534	82,207
Amadeus IT Holding SA	386	7,695
Automatic Data Processing, Inc.	1,200	60,036
Cap Gemini SA	502	20,298
Cognizant Technology Solutions Corp. – Class A(a)	700	44,415
Computer Sciences Corp.	350	10,731
Computershare Ltd.	698	5,804
Fidelity National Information Services, Inc.	600	16,908
Fiserv, Inc.(a)	350	19,540
Indra Sistemas SA	30	537
International Business Machines Corp.	2,900	498,539
Mastercard, Inc. – Class A	250	82,427
Nomura Research Institute Ltd.	400	9,058
Paychex, Inc.	750	20,235
SAIC, Inc.(a)	650	9,750
Teradata Corp.(a)	400	20,944
Total System Services, Inc.	350	6,352
Visa, Inc. – Class A	1,152	101,238
Western Union Co. (The) – Class W	1,500	24,780

		1,041,494

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Office Electronics – 0.0%
Brother Industries Ltd.	700	$9,218
Canon, Inc.	1,500	70,783
Ricoh Co., Ltd.	1,000	9,091
Xerox Corp.	3,300	27,390

		116,482

Semiconductors & Semiconductor Equipment – 0.2%
Advanced Micro Devices, Inc.(a)	1,350	9,221
Altera Corp.	750	27,292
Analog Devices, Inc.	700	23,114
Applied Materials, Inc.	3,100	35,092
ARM Holdings PLC	2,111	19,367
ASM Pacific Technology Ltd.	300	3,102
ASML Holding NV	677	23,852
Broadcom Corp. – Class A(a)	1,100	39,215
Elpida Memory, Inc.(a)	400	2,810
Infineon Technologies AG	1,706	14,487
Intel Corp.	12,600	253,638
KLA-Tencor Corp.	400	14,672
Linear Technology Corp.	500	14,315
LSI Corp.(a)	1,400	9,534
MEMC Electronic Materials, Inc.(a)	500	3,490
Microchip Technology, Inc.	450	14,769
Micron Technology, Inc.(a)	2,000	11,820
National Semiconductor Corp.	600	14,940
Novellus Systems, Inc.(a)	150	4,196
NVIDIA Corp.(a)	1,400	18,634
STMicroelectronics NV	2,898	19,221
Sumco Corp.(a)	600	7,178
Teradyne, Inc.(a)	400	4,840
Texas Instruments, Inc.	2,750	72,077
Tokyo Electron Ltd.	300	14,446
Xilinx, Inc.	600	18,684

		694,006

Software – 0.4%
Adobe Systems, Inc.(a)	1,200	30,288
Autodesk, Inc.(a)	500	14,100
Autonomy Corp. PLC(a)	362	14,775
BMC Software, Inc.(a)	400	16,244
CA, Inc.	900	18,891
Citrix Systems, Inc.(a)	450	27,194
Compuware Corp.(a)	500	4,230
Electronic Arts, Inc.(a)	750	16,935
Intuit, Inc.(a)	650	32,064
Microsoft Corp.	17,650	469,490
Nintendo Co., Ltd.	100	17,631
Oracle Corp.	9,250	259,647

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Red Hat, Inc.(a)	450	$17,793
Sage Group PLC (The)	567	2,313
Salesforce.com, Inc.(a)	300	38,625
SAP AG	1,229	67,023
Symantec Corp.(a)	1,750	30,012

		1,077,255

		5,576,750

Industrials – 1.7%
Aerospace & Defense – 0.3%
BAE Systems PLC	5,351	23,877
Boeing Co. (The)	1,750	117,005
Cobham PLC	2,865	8,896
European Aeronautic Defence and Space Co. NV	641	20,300
Finmeccanica SpA	138	1,024
General Dynamics Corp.	900	57,672
Goodrich Corp.	300	26,754
Honeywell International, Inc.	1,850	88,448
ITT Corp.	450	21,303
L-3 Communications Holdings, Inc.	250	16,955
Lockheed Martin Corp.	700	51,933
Northrop Grumman Corp.	650	35,503
Precision Castparts Corp.	350	57,348
Raytheon Co.	850	36,746
Rockwell Collins, Inc.	350	17,661
Rolls-Royce Holdings PLC(a)	2,938	30,423
Safran SA	268	10,367
Singapore Technologies Engineering Ltd.	6,000	14,648
Textron, Inc.	650	10,966
United Technologies Corp.	2,200	163,350

		811,179

Air Freight & Logistics – 0.1%
C.H. Robinson Worldwide, Inc.	400	28,200
Deutsche Post AG	1,328	20,268
Expeditors International of Washington, Inc.	500	22,750
FedEx Corp.	750	59,040
Kuehne & Nagel International AG	245	34,154
United Parcel Service, Inc. – Class B	2,350	158,366
Yamato Holdings Co., Ltd.	600	10,476

		333,254

Airlines – 0.0%
Deutsche Lufthansa (REG)	56	945
Southwest Airlines Co.	1,850	15,947

		16,892

Building Products – 0.0%
Asahi Glass Co., Ltd.	2,000	19,689
Cie de St-Gobain	625	31,392

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Daikin Industries Ltd.	400	$12,642
JS Group Corp.	400	10,153
Masco Corp.	850	7,539
TOTO Ltd.	1,000	8,130

		89,545

Commercial Services & Supplies – 0.1%
Aggreko PLC	417	13,089
Avery Dennison Corp.	250	7,277
Babcock International Group PLC	680	6,919
Brambles Ltd.	1,938	14,017
Cintas Corp.	250	7,995
Dai Nippon Printing Co., Ltd.	1,000	10,471
G4S PLC	2,214	9,367
Iron Mountain, Inc.	450	14,643
Pitney Bowes, Inc.	450	9,139
Republic Services, Inc. – Class A	700	21,252
RR Donnelley & Sons Co.	400	6,100
Secom Co., Ltd.	300	13,963
Stericycle, Inc.(a)	200	17,542
Toppan Printing Co., Ltd.	1,000	7,475
Waste Management, Inc.	1,100	36,344

		195,593

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	222	9,094
Ferrovial SA	576	7,197
Fluor Corp.	400	24,288
Hochtief AG	196	13,946
Jacobs Engineering Group, Inc.(a)	300	11,172
Leighton Holdings Ltd.	815	17,726
Quanta Services, Inc.(a)	500	9,595
Skanska AB	1,000	15,178
Vinci SA	698	36,421

		144,617

Electrical Equipment – 0.1%
ABB Ltd. (REG)(a)	3,440	73,366
Alstom SA	323	14,909
Bekaert SA	61	3,466
Emerson Electric Co.	1,800	83,790
First Solar, Inc.(a)	150	14,997
Furukawa Electric Co., Ltd.	2,000	7,033
GS Yuasa Corp.	1,000	5,836
Mitsubishi Electric Corp.	3,000	30,015
Nidec Corp.	200	17,512
Rockwell Automation, Inc.	350	22,445
Roper Industries, Inc.	250	19,238
Schneider Electric SA	384	51,141
Sumitomo Electric Industries Ltd.	1,200	16,051
Vestas Wind Systems A/S(a)	320	6,707

		366,506

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.3%
3M Co.	1,700	$141,066
Danaher Corp.	1,300	59,553
Delek Group Ltd.	17	3,038
Fraser and Neave Ltd.	3,000	14,710
General Electric Co.	25,200	411,012
Hutchison Whampoa Ltd.	3,000	28,812
Keppel Corp. Ltd.	2,500	19,309
Koninklijke Philips Electronics NV	2,026	42,855
Orkla ASA	973	8,119
SembCorp Industries Ltd.	3,000	10,743
Siemens AG	1,099	113,052
Smiths Group PLC	615	9,916
Tyco International Ltd.	1,123	46,694
Wendel SA	31	2,636

		911,515

Industrial Warehouse Distribution – 0.1%
DCT Industrial Trust, Inc.	2,560	11,546
EastGroup Properties, Inc.	280	11,315
First Industrial Realty Trust, Inc.(a)	850	8,024
First Potomac Realty Trust	450	5,827
Global Logistic Properties Ltd.(a)	19,780	27,450
Hansteen Holdings PLC	6,800	8,858
Mapletree Industrial Trust	11,690	11,462
Mapletree Logistics Trust	19,560	14,452
ProLogis, Inc.	5,556	151,291
Segro PLC	7,890	33,051
Warehouses De Pauw SCA	90	4,804

		288,080

Machinery – 0.4%
Alfa Laval AB	197	3,867
Amada Co., Ltd.	1,000	6,968
Atlas Copco AB – Class A	2,570	54,209
Caterpillar, Inc.	1,550	141,050
Cummins, Inc.	450	41,814
Deere & Co.	1,000	80,820
Dover Corp.	450	25,884
Eaton Corp.	800	34,360
FANUC Corp.	300	49,936
Fiat Industrial SpA(a)	77	746
Flowserve Corp.	150	14,151
Hitachi Construction Machinery Co., Ltd.	400	7,502
Illinois Tool Works, Inc.	1,175	54,684
Ingersoll-Rand PLC	755	25,300
Japan Steel Works Ltd. (The)	1,000	6,551
Joy Global, Inc.	259	21,614
JTEKT Corp.	700	8,647
Komatsu Ltd.	1,500	40,009

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Kone Oyj	208	$12,295
Kubota Corp.	2,000	16,541
Kurita Water Industries Ltd.	300	7,994
Makita Corp.	200	8,320
MAN SE	122	11,011
Metso Oyj	142	5,380
Mitsubishi Heavy Industries Ltd.	5,000	21,253
NSK Ltd.	1,000	8,010
PACCAR, Inc.	850	31,985
Pall Corp.	250	12,782
Parker Hannifin Corp.	400	29,372
Sandvik AB	1,583	21,047
SMC Corp./Japan	100	15,849
Snap-On, Inc.	150	7,937
Stanley Black & Decker, Inc.	400	24,792
Sulzer AG	104	14,032
Sumitomo Heavy Industries Ltd.	1,000	6,057
THK Co., Ltd.	400	8,250
Vallourec SA	176	15,778
Volvo AB – Class B	2,163	26,870
Wartsila Oyj	263	7,310
Weir Group PLC (The)	331	10,318
Zardoya Otis SA	383	5,778

		947,073

Marine – 0.0%
AP Moller – Maersk A/S (Line of “B” Shares)	2	13,974
Kawasaki Kisen Kaisha Ltd.	2,000	5,167

		19,141

Mixed Office Industrial – 0.0%
Goodman Group	79,740	55,683

Professional Services – 0.0%
Adecco SA(a)	11	512
Bureau Veritas SA	192	15,624
Capita Group PLC (The)	962	11,062
Dun & Bradstreet Corp.	100	6,689
Equifax, Inc.	250	8,082
Experian PLC	1,569	17,883
Randstad Holding NV	86	2,950
Robert Half International, Inc.	300	7,176

		69,978

Road & Rail – 0.1%
Central Japan Railway Co.	2	16,723
CSX Corp.	2,600	57,044
DSV A/S	328	6,858
East Japan Railway Co.	500	30,028
Kintetsu Corp.	3,000	11,421
MTR Corp.	3,000	10,063

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Norfolk Southern Corp.	850	$57,528
Ryder System, Inc.	100	4,708
Union Pacific Corp.	1,200	110,604
West Japan Railway Co.	267	11,111

		316,088

Trading Companies & Distributors – 0.1%
Fastenal Co.	700	23,436
ITOCHU Corp.	2,000	21,587
Marubeni Corp.	3,000	19,023
Mitsubishi Corp.	2,100	50,530
Mitsui & Co., Ltd.	2,700	46,325
Sumitomo Corp.	1,800	23,592
Wolseley PLC	447	11,586
WW Grainger, Inc.	150	23,115

		219,194

Transportation Infrastructure – 0.0%
Abertis Infraestructuras SA	580	9,197
Aeroports de Paris	179	14,942
Atlantia SpA	1,350	21,753
Auckland International Airport Ltd.	1,439	2,834
MAp Group	4,191	14,189

		62,915

		4,847,253

Consumer Staples – 1.6%
Beverages – 0.4%
Anheuser-Busch InBev NV	1,072	59,172
Asahi Group Holdings Ltd.	600	12,530
Brown-Forman Corp. – Class B	250	17,937
Carlsberg A/S	138	10,332
Coca Cola Hellenic Bottling Co. SA(a)	287	5,891
Coca-Cola Amatil Ltd.	612	7,724
Coca-Cola Co. (The)	5,450	383,953
Coca-Cola Enterprises, Inc.	750	20,715
Constellation Brands, Inc. – Class A(a)	400	7,908
Diageo PLC	3,345	67,212
Dr Pepper Snapple Group, Inc.	500	19,240
Foster’s Group Ltd.	2,585	13,829
Heineken NV	588	29,432
Kirin Holdings Co., Ltd.	1,000	13,341
Molson Coors Brewing Co. – Class B	350	15,313
PepsiCo, Inc./NC	3,750	241,613
Pernod-Ricard SA	311	27,909
SABMiller PLC	1,272	46,020

		1,000,071

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.3%
Aeon Co., Ltd.	900	$11,335
Carrefour SA	906	24,130
Colruyt SA	119	6,228
Costco Wholesale Corp.	1,050	82,467
CVS Caremark Corp.	3,200	114,912
Delhaize Group SA	122	8,175
Distribuidora Internacional de Alimentacion SA(a)	906	3,904
J Sainsbury PLC	1,904	9,268
Jeronimo Martins SGPS SA	346	6,449
Kesko Oyj	105	4,055
Kroger Co. (The)	1,400	32,984
Safeway, Inc.	800	14,664
Seven & I Holdings Co., Ltd.	1,200	31,853
SUPERVALU, Inc.	500	3,985
Sysco Corp.	1,350	37,706
Tesco PLC	10,748	66,064
Wal-Mart Stores, Inc.	4,553	242,265
Walgreen Co.	2,150	75,701
Wesfarmers Ltd.	1,578	52,027
Whole Foods Market, Inc.	350	23,111
WM Morrison Supermarkets PLC	2,421	11,357
Woolworths Ltd.	1,904	51,371

		914,011

Food Products – 0.4%
Ajinomoto Co., Inc.	1,000	11,859
Archer-Daniels-Midland Co.	1,600	45,568
Aryzta AG	274	12,962
Associated British Foods PLC	559	9,706
Campbell Soup Co.	400	12,748
ConAgra Foods, Inc.	950	23,199
Danone	735	50,167
Dean Foods Co.(a)	400	3,456
General Mills, Inc.	1,500	56,865
Golden Agri-Resources Ltd.	44,000	24,100
Hershey Co. (The)	350	20,528
HJ Heinz Co.	750	39,480
Hormel Foods Corp.	300	8,283
JM Smucker Co. (The)	300	21,627
Kellogg Co.	600	32,592
Kerry Group PLC	220	8,533
Kraft Foods, Inc. – Class A	4,150	145,333
McCormick & Co., Inc./MD	300	14,337
Mead Johnson Nutrition Co. – Class A	500	35,625
Nestle SA	4,628	286,356
Nissin Foods Holdings Co., Ltd.	200	7,733
Sara Lee Corp.	1,350	24,354

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Tyson Foods, Inc. – Class A	700	$12,229
Unilever NV	2,557	86,667
Unilever PLC	1,714	57,514

		1,051,821

Household Products – 0.2%
Clorox Co.	300	20,910
Colgate-Palmolive Co.	1,150	103,466
Henkel AG & Co. KGaA (Preference Shares)	530	28,631
Kimberly-Clark Corp.	950	65,702
Procter & Gamble Co. (The)	6,650	423,472
Reckitt Benckiser Group PLC	824	43,709
Unicharm Corp.	300	14,254

		700,144

Personal Products – 0.0%
Avon Products, Inc.	1,000	22,560
Beiersdorf AG	213	12,521
Estee Lauder Cos., Inc. (The) – Class A	300	29,298
Kao Corp.	800	21,253
L’Oreal SA	323	35,057
Shiseido Co., Ltd.	600	11,490

		132,179

Tobacco – 0.3%
Altria Group, Inc.	4,950	134,591
British American Tobacco PLC	2,667	118,659
Imperial Tobacco Group PLC	1,360	44,990
Japan Tobacco, Inc.	7	30,256
Lorillard, Inc.	350	38,997
Philip Morris International, Inc.	4,250	294,610
Reynolds American, Inc.	800	30,056
Swedish Match AB	293	10,626

		702,785

		4,501,011

Health Care – 1.5%
Biotechnology – 0.1%
Actelion Ltd.(a)	892	38,081
Amgen, Inc.	2,200	121,891
Biogen Idec, Inc.(a)	600	56,520
Celgene Corp.(a)	1,100	65,417
Cephalon, Inc.(a)	200	16,128
CSL Ltd.	850	25,628
Gilead Sciences, Inc.(a)	1,850	73,787
Grifols S.A.(a)	157	3,222

		400,674

Health Care Equipment & Supplies – 0.2%
Baxter International, Inc.	1,350	75,573
Becton Dickinson and Co.	550	44,759

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Boston Scientific Corp.(a)	3,600	$24,408
CareFusion Corp.(a)	500	12,805
Cie Generale d’Optique Essilor International SA	237	18,147
Coloplast A/S	36	5,385
Covidien PLC	1,192	62,199
CR Bard, Inc.	200	19,052
DENTSPLY International, Inc.	300	10,560
Edwards Lifesciences Corp.(a)	260	19,617
Fresenius SE & Co. KGaA	178	18,390
Getinge AB	314	8,105
Intuitive Surgical, Inc.(a)	100	38,135
Medtronic, Inc.	2,550	89,428
Olympus Corp.	300	8,767
Smith & Nephew PLC	1,400	14,234
Sonova Holding AG(a)	15	1,279
St Jude Medical, Inc.	750	34,155
Stryker Corp.	800	39,072
Terumo Corp.	300	15,837
Varian Medical Systems, Inc.(a)	300	17,088
William Demant Holding AS(a)	30	2,471
Zimmer Holdings, Inc.(a)	450	25,600

		605,066

Health Care Providers & Services – 0.2%
Aetna, Inc.	900	36,027
AmerisourceBergen Corp. – Class A	650	25,727
Cardinal Health, Inc.	850	36,125
CIGNA Corp.	650	30,381
Coventry Health Care, Inc.(a)	350	11,508
DaVita, Inc.(a)	250	18,395
Express Scripts, Inc. – Class A(a)	1,150	53,981
Fresenius Medical Care AG & Co. KGaA	308	20,859
Humana, Inc.	400	31,056
Laboratory Corp. of America Holdings(a)	250	20,882
McKesson Corp.	600	47,958
Medco Health Solutions, Inc.(a)	950	51,433
Patterson Cos., Inc.	200	5,844
Quest Diagnostics, Inc./DE	350	17,525
Sonic Healthcare Ltd.	917	11,541
Tenet Healthcare Corp.(a)	1,150	6,072
UnitedHealth Group, Inc.	2,550	121,176
WellPoint, Inc.	850	53,805

		600,295

Health Care Technology – 0.0%
Cerner Corp.(a)	350	23,086

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.(a)	800	$29,496
Life Technologies Corp.(a)	400	16,800
PerkinElmer, Inc.	250	5,717
Thermo Fisher Scientific, Inc.(a)	900	49,437
Waters Corp.(a)	200	15,974

		117,424

Pharmaceuticals – 0.9%
Abbott Laboratories	3,700	194,287
Allergan, Inc./United States	750	61,358
Astellas Pharma, Inc.	700	26,454
AstraZeneca PLC	1,858	87,979
Bayer AG	1,105	71,061
Bristol-Myers Squibb Co.	4,050	120,487
Chugai Pharmaceutical Co., Ltd.	500	8,770
Daiichi Sankyo Co., Ltd.	1,100	21,999
Dainippon Sumitomo Pharma Co., Ltd.	1,000	10,204
Eisai Co., Ltd.	400	17,072
Elan Corp. PLC(a)	837	8,901
Eli Lilly & Co.	2,400	90,024
Forest Laboratories, Inc.(a)	650	22,256
GlaxoSmithKline PLC	6,928	147,493
Hisamitsu Pharmaceutical Co., Inc.	200	8,515
Hospira, Inc.(a)	400	18,480
Johnson & Johnson	6,550	430,990
Merck & Co., Inc.	7,350	243,432
Merck KGaA	114	10,210
Mylan, Inc./PA(a)	1,000	20,760
Novartis AG	3,117	181,874
Novo Nordisk A/S – Class B	559	59,546
Orion Oyj	147	3,305
Otsuka Holdings Co., Ltd.	394	10,256
Pfizer, Inc.	18,800	356,824
Roche Holding AG	938	164,023
Sanofi	1,488	108,517
Shionogi & Co., Ltd.	200	3,230
Shire PLC	691	22,261
Takeda Pharmaceutical Co., Ltd.	1,200	58,120
Teva Pharmaceutical Industries Ltd.	1,361	56,233
UCB SA	158	7,050
Watson Pharmaceuticals, Inc.(a)	300	20,136

		2,672,107

		4,418,652

Energy – 1.5%
Energy Equipment & Services – 0.2%
AMEC PLC	185	2,740
Baker Hughes, Inc.	1,050	64,165

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Cameron International Corp.(a)	600	$31,176
Cie Generale de Geophysique-Veritas(a)	69	1,747
Diamond Offshore Drilling, Inc.	150	9,559
FMC Technologies, Inc.(a)	550	24,453
Fugro NV	119	7,193
Halliburton Co.	2,150	95,395
Helmerich & Payne, Inc.	250	14,255
Nabors Industries Ltd.(a)	650	11,986
National Oilwell Varco, Inc.	1,000	66,120
Noble Corp.(a)	593	20,020
Rowan Cos., Inc.(a)	300	10,821
Schlumberger, Ltd.	3,242	253,265
Seadrill Ltd.	487	15,759
Subsea 7 SA(a)	124	2,873
Technip SA	163	15,896
Tenaris SA	597	9,898
Transocean Ltd./Switzerland	309	17,167

		674,488

Oil, Gas & Consumable Fuels – 1.3%
Alpha Natural Resources, Inc.(a)	511	16,899
Anadarko Petroleum Corp.	1,200	88,500
Apache Corp.	900	92,763
BG Group PLC	4,525	97,585
BP PLC	25,110	163,894
Cabot Oil & Gas Corp.	250	18,965
Cairn Energy PLC(a)	2,198	11,932
Chesapeake Energy Corp.	1,550	50,204
Chevron Corp.	4,800	474,768
ConocoPhillips	3,350	228,035
Consol Energy, Inc.	550	25,113
Denbury Resources, Inc.(a)	900	14,355
Devon Energy Corp.	1,000	67,830
El Paso Corp.	1,800	34,452
ENI SpA	3,772	75,841
EOG Resources, Inc.	650	60,183
EQT Corp.	350	20,937
Essar Energy PLC(a)	1,919	7,863
Exxon Mobil Corp.	11,752	870,118
Galp Energia SGPS SA	292	5,815
Hess Corp.	700	41,538
Idemitsu Kosan Co., Ltd.	100	10,486
Inpex Corp.	3	20,452
JX Holdings, Inc.	4,000	25,467
Marathon Oil Corp.	1,650	44,418
Marathon Petroleum Corp.	850	31,501
Murphy Oil Corp.	450	24,111
Neste Oil Oyj	204	2,262

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Newfield Exploration Co.(a)	300	$15,315
Noble Energy, Inc.	450	39,762
Occidental Petroleum Corp.	1,950	169,143
OMV AG	201	7,921
Origin Energy Ltd.	1,667	25,387
Peabody Energy Corp.	650	31,720
Pioneer Natural Resources Co.	300	23,451
QEP Resources, Inc.	418	14,718
Range Resources Corp.	400	25,904
Repsol YPF SA	1,060	30,507
Royal Dutch Shell PLC – Class B	8,362	280,444
Santos Ltd.	1,374	17,354
Southwestern Energy Co.(a)	800	30,360
Spectra Energy Corp.	1,500	38,955
Statoil ASA	1,752	42,098
Sunoco, Inc.	250	9,535
Tesoro Corp.(a)	300	7,218
Total SA	2,825	137,960
Tullow Oil PLC	1,394	24,285
Valero Energy Corp.	1,350	30,672
Williams Cos., Inc. (The)	1,350	36,437
Woodside Petroleum Ltd.	980	37,040

		3,702,473

		4,376,961

Consumer Discretionary – 1.5%
Auto Components – 0.1%
Aisin Seiki Co., Ltd.	300	10,062
Bridgestone Corp.	1,000	22,310
Cie Generale des Etablissements Michelin – Class B	277	20,272
Continental AG(a)	168	12,386
Denso Corp.	800	25,576
GKN PLC	2,087	6,831
Goodyear Tire & Rubber Co. (The)(a)	550	6,853
Johnson Controls, Inc.	1,600	51,008
Nokian Renkaat Oyj	172	6,378
Stanley Electric Co., Ltd.	400	5,761
Toyota Boshoku Corp.	700	10,399
Toyota Industries Corp.	300	8,537

		186,373

Automobiles – 0.2%
Bayerische Motoren Werke AG	520	42,071
Daimler AG	1,210	65,364
Fiat SpA	3,629	22,496
Ford Motor Co.(a)	9,020	100,302
Fuji Heavy Industries Ltd.	1,000	6,274

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Harley-Davidson, Inc.	550	$21,263
Honda Motor Co., Ltd.	2,200	71,687
Isuzu Motors Ltd.	2,000	9,003
Mazda Motor Corp.(a)	4,000	8,615
Mitsubishi Motors Corp.(a)	7,000	9,021
Nissan Motor Co., Ltd.	3,900	35,862
Porsche Automobil Holding SE (Preference Shares)	240	16,156
Renault SA	182	7,396
Suzuki Motor Corp.	500	10,308
Toyota Motor Corp.	3,700	133,294
Volkswagen AG (Preference Shares)	227	37,739
Yamaha Motor Co., Ltd.(a)	500	7,526

		604,377

Distributors – 0.0%
Genuine Parts Co.	350	19,257
Li & Fung Ltd.	8,000	14,410

		33,667

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	300	14,047
Benesse Holdings, Inc.	200	8,537
DeVry, Inc.	150	6,627
Gree, Inc.	254	8,240
H&R Block, Inc.	700	10,584

		48,035

Hotels, Restaurants & Leisure – 0.2%
Accor SA	336	12,046
Carnival Corp.	1,000	33,030
Chipotle Mexican Grill, Inc. – Class A(a)	111	34,784
Compass Group PLC	2,969	26,478
Crown Ltd.	86	769
Darden Restaurants, Inc.	300	14,430
Genting Singapore PLC(a)	10,000	13,815
International Game Technology	700	10,682
Marriott International, Inc./DE – Class A	650	19,032
McDonald’s Corp.	2,500	226,150
OPAP SA	260	3,155
Sands China Ltd.(a)	4,888	15,368
Sky City Entertainment Group Ltd.	768	2,208
Sodexo	193	14,336
Starbucks Corp.	1,750	67,585
Starwood Hotels & Resorts Worldwide, Inc.	450	20,052
TABCORP Holdings Ltd.	6,058	18,314
TUI Travel PLC	1,202	2,982
Wynn Macau Ltd.	4,237	13,629
Wynn Resorts Ltd.	200	30,944
Yum! Brands, Inc.	1,100	59,807

		639,596

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.1%
DR Horton, Inc.	650	$6,838
Electrolux AB	42	706
Fortune Brands, Inc.	350	19,992
Harman International Industries, Inc.	150	5,428
Leggett & Platt, Inc.	300	6,657
Lennar Corp. – Class A	350	5,145
Newell Rubbermaid, Inc.	650	8,996
Panasonic Corp.	3,500	37,200
Pulte Group, Inc.(a)	800	3,840
Sekisui House Ltd.	1,000	9,031
Sharp Corp./Japan	2,000	16,578
Sony Corp.	1,600	35,134
Whirlpool Corp.	200	12,538

		168,083

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(a)	850	182,997
Expedia, Inc.	450	13,639
NetFlix, Inc.(a)	100	23,501
Priceline.com, Inc.(a)	150	80,589
Rakuten, Inc.	11	12,427

		313,153

Leisure Equipment & Products – 0.0%
Hasbro, Inc.	300	11,622
Mattel, Inc.	800	21,496
Nikon Corp.	500	10,996

		44,114

Media – 0.4%
British Sky Broadcasting Group PLC	1,788	19,163
Cablevision Systems Corp.	500	9,030
CBS Corp. – Class B	1,550	38,827
Comcast Corp. – Class A	6,550	140,891
Dentsu, Inc.	300	9,468
DIRECTV(a)	1,800	79,146
Discovery Communications, Inc. – Class A(a)	650	27,482
Gannett Co., Inc.	550	6,352
Interpublic Group of Cos., Inc. (The)	1,150	9,925
Jupiter Telecommunications Co., Ltd.	8	8,925
McGraw-Hill Cos., Inc. (The)	700	29,477
Modern Times Group AB	66	3,404
News Corp. – Class A	5,400	93,258
Omnicom Group, Inc.	650	26,358
Pearson PLC	1,276	23,063
Publicis Groupe SA	311	14,608
Reed Elsevier NV	1,836	21,669
Reed Elsevier PLC	1,908	15,569

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sanoma Oyj	2	$30
Scripps Networks Interactive, Inc. – Class A	200	8,570
Time Warner Cable, Inc. – Class A	800	52,400
Time Warner, Inc.	2,500	79,150
Viacom, Inc. – Class B	1,400	67,536
Vivendi SA	1,942	47,218
Walt Disney Co. (The)	4,500	153,270
Washington Post Co. (The) – Class B	50	17,788
WPP PLC	1,982	20,677

		1,023,254

Multiline Retail – 0.1%
Big Lots, Inc.(a)	150	5,085
Family Dollar Stores, Inc.	300	16,017
Isetan Mitsukoshi Holdings Ltd.	900	9,179
JC Penney Co., Inc.	500	13,315
Kohl’s Corp.	650	30,121
Macy’s, Inc.	1,000	25,950
Marks & Spencer Group PLC	2,487	13,001
Next PLC	283	10,837
Nordstrom, Inc.	400	18,184
PPR	102	16,973
Sears Holdings Corp.(a)	100	5,989
Target Corp.	1,650	85,256

		249,907

Specialty Retail – 0.2%
Abercrombie & Fitch Co. – Class A	200	12,722
AutoNation, Inc.(a)	150	6,057
AutoZone, Inc.(a)	100	30,700
Bed Bath & Beyond, Inc.(a)	600	34,116
Best Buy Co., Inc.	750	19,192
CarMax, Inc.(a)	523	14,702
Esprit Holdings Ltd.	4,000	11,261
Fast Retailing Co., Ltd.	100	19,098
GameStop Corp. – Class A(a)	300	7,179
Gap, Inc. (The)	900	14,868
Hennes & Mauritz AB – Class B	1,605	50,001
Home Depot, Inc.	3,750	125,175
Inditex SA	310	26,346
Kingfisher PLC	3,710	14,224
Limited Brands, Inc.	600	22,644
Lowe’s Cos., Inc.	3,050	60,786
O’Reilly Automotive, Inc.(a)	350	22,708
Ross Stores, Inc.	300	22,957
Staples, Inc.	1,650	24,321
Tiffany & Co.	300	21,588
TJX Cos., Inc.	900	49,158
Urban Outfitters, Inc.(a)	250	6,544

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Yamada Denki Co., Ltd.	130	$9,560

		625,907

Textiles, Apparel & Luxury Goods – 0.1%
Adidas AG	328	22,837
Burberry Group PLC	684	15,255
Christian Dior SA	103	14,916
Cie Financiere Richemont SA	819	47,349
Coach, Inc.	700	39,354
LVMH Moet Hennessy Louis Vuitton SA	398	67,168
NIKE, Inc. – Class B	900	77,985
Ralph Lauren Corp.	150	20,567
Swatch Group AG (The) (SWX Exchange)	32	14,558
VF Corp.	200	23,412

		343,401

		4,279,867

Materials – 0.8%
Chemicals – 0.4%
Air Liquide SA	446	57,925
Air Products & Chemicals, Inc.	500	40,935
Airgas, Inc.	150	9,732
Akzo Nobel NV	858	43,638
Asahi Kasei Corp.	2,000	13,348
BASF SE	1,227	87,256
CF Industries Holdings, Inc.	200	36,564
Dow Chemical Co. (The)	2,750	78,237
Eastman Chemical Co.	200	16,546
Ecolab, Inc.	550	29,480
EI du Pont de Nemours & Co.	2,200	106,194
FMC Corp.	200	15,186
Incitec Pivot Ltd.	3,660	14,882
International Flavors & Fragrances, Inc.	200	11,604
Israel Chemicals Ltd.	789	11,364
Israel Corp. Ltd. (The)	2	1,770
Johnson Matthey PLC	337	9,312
JSR Corp.	500	9,077
K+S AG	270	18,948
Kansai Paint Co., Ltd.	1,000	9,248
Kuraray Co., Ltd.	500	7,210
Linde AG	265	40,545
Mitsubishi Chemical Holdings Corp.	2,000	14,080
Mitsubishi Gas Chemical Co., Inc.	1,000	7,065
Mitsui Chemicals, Inc.	2,000	6,943
Monsanto Co.	1,300	89,609
Nitto Denko Corp.	300	11,753
Novozymes A/S	57	8,324
Orica Ltd.	485	12,219

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

PPG Industries, Inc.	400	$30,636
Praxair, Inc.	750	73,867
Sherwin-Williams Co. (The)	200	15,148
Shin-Etsu Chemical Co., Ltd.	600	30,436
Showa Denko KK	4,000	7,971
Sigma-Aldrich Corp.	300	19,317
Sika AG	1	2,256
Solvay SA	79	9,677
Sumitomo Chemical Co., Ltd.	2,000	8,410
Syngenta AG(a)	148	46,851
Taiyo Nippon Sanso Corp.	1,000	7,461
Toray Industries, Inc.	2,000	15,207
Umicore SA	133	6,420
Wacker Chemie AG	81	11,768
Yara International ASA	309	17,001

		1,121,420

Construction Materials – 0.0%
Cimpor Cimentos de Portugal SGPS SA	317	2,433
CRH PLC (London)	948	16,789
Fletcher Building Ltd.	1,065	7,092
Holcim Ltd.(a)	451	28,438
Lafarge SA	44	1,831
Vulcan Materials Co.	300	10,509

		67,092

Containers & Packaging – 0.0%
Amcor Ltd./Australia	1,048	7,561
Ball Corp.	400	14,368
Bemis Co., Inc.	250	7,765
Owens-Illinois, Inc.(a)	350	6,629
Sealed Air Corp.	350	6,447

		42,770

Metals & Mining – 0.4%
Acerinox SA	190	2,747
AK Steel Holding Corp.	250	2,248
Alcoa, Inc.	2,500	32,025
Allegheny Technologies, Inc.	250	12,530
Anglo American PLC	1,764	73,096
Antofagasta PLC	619	13,450
BHP Billiton Ltd.	4,290	182,521
BHP Billiton PLC	2,915	99,214
Cliffs Natural Resources, Inc.	350	28,998
Eramet	52	11,120
Fortescue Metals Group Ltd.	2,210	14,408
Freeport-McMoRan Copper & Gold, Inc.	2,250	106,065
Fresnillo PLC	308	10,498
Glencore International PLC(a)	1,386	9,482

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Iluka Resources Ltd.	808	$14,337
JFE Holdings, Inc.	700	16,270
Kobe Steel Ltd.	4,000	7,483
Newcrest Mining Ltd.	1,201	51,677
Newmont Mining Corp.	1,200	75,144
Nippon Steel Corp.	8,000	24,122
Norsk Hydro ASA	452	2,753
Nucor Corp.	750	27,060
OZ Minerals Ltd.	1,101	14,010
Randgold Resources Ltd.	143	15,074
Rio Tinto Ltd.	684	53,493
Rio Tinto PLC	1,932	117,772
Sumitomo Metal Industries Ltd.	5,000	10,538
Sumitomo Metal Mining Co., Ltd.	1,000	16,094
ThyssenKrupp AG	447	15,009
Titanium Metals Corp.	200	3,206
United States Steel Corp.	300	9,036
Vedanta Resources PLC	585	13,302
Voestalpine AG	172	6,619
Xstrata PLC	2,772	48,142

		1,139,543

Paper & Forest Products – 0.0%
International Paper Co.	1,000	27,150
MeadWestvaco Corp.	400	11,008
Stora Enso Oyj	913	6,658
Svenska Cellulosa AB – Class B	1,128	15,186
UPM-Kymmene Oyj	816	10,674

		70,676

		2,441,501

Equity:Other – 0.8%
Diversified/Specialty – 0.5%
Affine SA	50	1,275
Alexandria Real Estate Equities, Inc.	760	55,336
American Assets Trust, Inc.	400	8,048
Artis Real Estate Investment Trust	800	11,151
Azrieli Group	350	8,626
BioMed Realty Trust, Inc.	1,300	23,777
CA Immobilien Anlagen AG(a)	969	13,484
Campus Crest Communities, Inc.	300	3,546
Canadian Real Estate Investment Trust	800	28,469
CapLease, Inc.	700	2,793
CB Richard Ellis Group, Inc. – Class A(a)	650	9,854
Cheung Kong Holdings Ltd.	2,000	28,188
City Developments Ltd.	7,600	63,549
Cofinimmo	170	22,834
Country Garden Holdings Co.	35,750	15,945

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Cousins Properties, Inc.	1,064	$7,682
Daejan Holdings PLC	100	4,156
Dexus Property Group	52,130	47,982
DIC Asset AG	350	3,226
Digital Realty Trust, Inc.	1,060	63,335
Dundee Real Estate Investment Trust	600	19,545
DuPont Fabros Technology, Inc.	590	13,658
Eurobank Properties Real Estate Investment Co.	270	1,862
F&C Commercial Property Trust Ltd.	5,400	9,002
FKP Property Group	9,440	5,694
Fonciere Des Regions	270	22,455
Forest City Enterprises, Inc.(a)	1,510	20,068
GPT Group	20,080	67,157
H&R Real Estate Investment Trust	1,700	36,802
Helical Bar PLC	1,170	4,449
Homburg Canada Real Estate Investment Trust	550	6,447
Hopson Development Holdings Ltd.	7,450	6,007
Hysan Development Co., Ltd.	8,500	34,390
ICADE	200	20,219
Inmobiliaria Colonial SA(a)	345	1,893
Investors Real Estate Trust	810	6,302
Invista Foundation Property Trust Ltd.	3,700	2,232
Kenedix Realty Investment Corp. – Class A	4	14,239
Keppel Land Ltd.	7,500	19,241
Kiwi Income Property Trust	10,500	9,190
Klovern AB	1,240	5,514
Kungsleden AB	1,400	11,780
Lamda Development SA(a)	50	225
Lexington Realty Trust	1,680	12,398
London & Stamford Property PLC	5,850	11,101
Minerva PLC(a)	1,620	3,162
Mobimo Holding AG(a)	100	27,411
Morguard Real Estate Investment Trust	450	6,851
Mucklow A & J Group PLC	200	1,012
New World China Land Ltd.	18,450	6,250
Nieuwe Steen Investments NV	450	8,064
Picton Property Income Ltd.	3,650	2,785
Premier Investment Corp.	2	8,707
Quintain Estates & Development PLC(a)	5,470	4,085
Shui On Land Ltd.	27,850	10,764
Sino Land Co., Ltd.	26,600	40,800
Soho China Ltd.	22,150	19,662
ST Modwen Properties PLC	1,600	3,636
Standard Life Investment Property Income Trust PLC	1,400	1,352
Sumitomo Realty & Development Co., Ltd.	3,990	84,686

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Suntec Real Estate Investment Trust	23,000	$25,783
Swire Pacific Ltd.	1,000	13,370
TAG Immobilien AG(a)	620	5,504
Tokyu Land Corp.	3,870	15,894
Tokyu REIT, Inc.	2	11,752
Top REIT, Inc.	3	17,309
Unite Group PLC(a)	1,680	4,862
United Urban Investment Corp.	19	22,979
Vornado Realty Trust	2,470	212,198
Wallenstam AB	1,300	13,079
Washington Real Estate Investment Trust	690	21,349
Wereldhave Belgium NV	50	4,902
Wereldhave NV	270	22,900
Weyerhaeuser Co.	1,242	22,393
Wihlborgs Fastigheter AB	820	11,471
Winthrop Realty Trust	200	2,044

		1,442,142

Health Care – 0.2%
Chartwell Seniors Housing Real Estate Investment Trust	1,500	11,028
Cogdell Spencer, Inc.	450	1,922
Extendicare Real Estate Investment Trust	750	5,813
HCP, Inc.	5,360	199,821
Health Care REIT, Inc.	2,270	115,679
Healthcare Realty Trust, Inc.	750	13,118
LTC Properties, Inc.	300	8,097
Medical Properties Trust, Inc.	1,180	12,614
National Health Investors, Inc.	250	11,425
Omega Healthcare Investors, Inc.	1,040	18,876
Primary Health Properties PLC	690	3,528
Senior Housing Properties Trust	1,480	35,209
Universal Health Realty Income Trust	160	5,987
Ventas, Inc.	3,476	185,896

		629,013

Triple Net – 0.1%
Agree Realty Corp.	100	2,235
Entertainment Properties Trust	510	21,486
Getty Realty Corp.	200	3,802
National Retail Properties, Inc.	770	20,990
Realty Income Corp.	1,370	47,512

		96,025

		2,167,180

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	14,050	400,144
Belgacom SA	239	7,823

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Bezeq The Israeli Telecommunication Corp. Ltd.	2,778	$6,095
BT Group PLC	12,183	33,789
CenturyLink, Inc.	1,423	51,441
Deutsche Telekom AG	3,752	47,369
Elisa Oyj	222	4,697
France Telecom SA	2,580	49,292
Frontier Communications Corp.	2,346	17,572
Hellenic Telecommunications Organization SA	385	2,364
Koninklijke KPN NV	1,686	23,844
Nippon Telegraph & Telephone Corp.	600	28,092
Portugal Telecom SGPS SA	822	7,076
Singapore Telecommunications Ltd.	13,000	33,495
Swisscom AG	37	16,589
TDC A/S	603	5,241
Telecom Corp. of New Zealand Ltd.	2,137	4,624
Telecom Italia SpA (savings shares)	20,999	24,834
Telefonica SA	5,487	114,076
Telekom Austria AG	444	4,922
Telenor ASA	1,171	19,548
TeliaSonera AB	3,398	24,235
Telstra Corp. Ltd.	6,835	22,149
Verizon Communications, Inc.	6,700	242,339
Windstream Corp.	1,200	15,240

		1,206,890

Wireless Telecommunication Services – 0.2%
American Tower Corp. – Class A(a)	950	51,167
KDDI Corp.	4	30,008
MetroPCS Communications, Inc.(a)	600	6,696
Millicom International Cellular SA	171	19,194
Mobistar SA	15	971
NTT DoCoMo, Inc.	20	36,459
Softbank Corp.	1,200	39,894
Sprint Nextel Corp.(a)	7,100	26,696
Vodafone Group PLC	69,163	181,501

		392,586

		1,599,476

Retail – 0.6%
Regional Mall – 0.3%
Alexander’s, Inc.	40	17,316
CBL & Associates Properties, Inc.	1,540	22,653
General Growth Properties, Inc.	5,050	68,882
Glimcher Realty Trust	1,030	8,765
Macerich Co. (The)	1,420	69,637
Pennsylvania Real Estate Investment Trust	510	5,258

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Simon Property Group, Inc.	3,920	$460,600
Taubman Centers, Inc.	450	25,934

		679,045

Shopping Center/Other Retail – 0.3%
Acadia Realty Trust	410	8,643
BWP Trust	5,610	10,424
Calloway Real Estate Investment Trust	1,100	28,250
Capital & Counties Properties PLC	7,280	19,829
Capital Shopping Centres Group	6,880	37,061
Cedar Shopping Centers, Inc.	700	2,576
Charter Hall Retail REIT	3,276	11,566
Citycon Oyj	2,280	8,909
Corio NV	1,010	58,630
Crombie Real Estate Investment Trust	350	4,639
Deutsche Euroshop AG	615	24,199
Developers Diversified Realty Corp.	2,970	36,798
Development Securities PLC	1,220	3,889
Equity One, Inc.	530	9,545
Eurocommercial Properties N.V.	390	17,619
Federal Realty Investment Trust	730	66,101
First Capital Realty, Inc.	680	11,624
Immobiliare Grande Distribuzione	1,350	2,678
Inland Real Estate Corp.	850	6,894
Japan Retail Fund Investment Corp.	19	28,659
Kimco Realty Corp.	5,230	92,571
Kite Realty Group Trust	600	2,574
Link REIT (The)	23,500	81,936
Mercialys SA	390	16,167
Primaris Retail Real Estate Investment Trust	850	18,036
Ramco-Gershenson Properties Trust	380	3,933
Regency Centers Corp.	1,020	42,085
Retail Opportunity Investments Corp.	350	3,917
RioCan Real Estate Investment Trust (Toronto)	2,850	74,415
Saul Centers, Inc.	90	3,184
Shaftesbury PLC	2,710	20,952
Tanger Factory Outlet Centers	840	23,629
Urstadt Biddle Properties, Inc.	150	2,522
Vastned Retail NV	160	8,979
Weingarten Realty Investors	1,270	30,950
Westfield Retail Trust	32,930	92,609

		916,992

		1,596,037

Utilities – 0.5%
Electric Utilities – 0.3%
American Electric Power Co., Inc.	1,150	44,424
Chubu Electric Power Co., Inc.	1,100	20,844

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

CLP Holdings Ltd.	2,500	$23,122
Contact Energy Ltd.(a)	410	1,890
Duke Energy Corp.	3,150	59,566
E.ON AG	2,339	51,080
EDF SA	482	14,718
Edison International	750	27,893
EDP – Energias de Portugal SA	2,995	9,831
Enel SpA	10,331	50,388
Entergy Corp.	450	29,344
Exelon Corp.	1,550	66,836
FirstEnergy Corp.	966	42,745
Fortum Oyj	593	15,937
Iberdrola SA	5,273	38,785
Kansai Electric Power Co., Inc. (The)	1,200	21,320
Kyushu Electric Power Co., Inc.	600	9,955
NextEra Energy, Inc.	1,000	56,720
Northeast Utilities	400	13,880
Pepco Holdings, Inc.	500	9,740
Pinnacle West Capital Corp.	250	11,060
Power Assets Holdings Ltd.	2,000	15,481
PPL Corp.	1,350	38,988
Progress Energy, Inc.	700	34,160
Public Power Corp. SA	137	1,176
Red Electrica Corp. SA	170	8,353
Scottish & Southern Energy PLC	1,109	23,356
Shikoku Electric Power Co., Inc.	300	7,435
Southern Co.	2,000	82,720
Tohoku Electric Power Co., Inc.	700	9,304
Tokyo Electric Power Co., Inc. (The)	2,300	11,796
Verbund AG	107	4,115

		856,962

Gas Utilities – 0.0%
Enagas SA	281	5,888
Gas Natural SDG SA	506	9,249
Hong Kong & China Gas Co., Ltd.	7,800	18,354
Nicor, Inc.	100	5,560
Oneok, Inc.	250	17,725
Osaka Gas Co., Ltd.	3,000	12,195
Snam Rete Gas SpA	3,285	15,871
Tokyo Gas Co., Ltd.	4,000	18,406

		103,248

Independent Power Producers & Energy Traders – 0.0%
AES Corp. (The)(a)	1,550	16,833
Constellation Energy Group, Inc.	450	17,321
EDP Renovaveis SA(a)	7	42
Electric Power Development Co., Ltd.	200	5,624

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

International Power PLC	2,398	$13,214
NRG Energy, Inc.(a)	550	12,892

		65,926

Multi-Utilities – 0.2%
AGL Energy Ltd.	558	9,265
Ameren Corp.	550	16,643
CenterPoint Energy, Inc.	1,000	20,010
Centrica PLC	6,641	32,178
CMS Energy Corp.	600	11,820
Consolidated Edison, Inc.	700	39,347
Dominion Resources, Inc./VA	1,350	65,799
DTE Energy Co.	400	20,224
GDF Suez	1,942	60,999
Integrys Energy Group, Inc.	200	10,014
National Grid PLC	4,686	47,210
NiSource, Inc.	650	13,884
PG&E Corp.	950	40,232
Public Service Enterprise Group, Inc.	1,200	40,956
RWE AG	657	24,642
SCANA Corp.	250	10,055
Sempra Energy	550	28,886
TECO Energy, Inc.	500	9,150
United Utilities Group PLC	1,070	10,402
Wisconsin Energy Corp.	550	17,402
Xcel Energy, Inc.	1,150	28,370

		557,488

Water Utilities – 0.0%
Severn Trent PLC	372	8,854

		1,592,478

Office – 0.5%
Office – 0.5%
Allied Properties Real Estate Investment Trust	500	12,095
Allreal Holding AG(a)	80	13,888
Alstria Office REIT-AG	720	9,680
Befimmo SCA Sicafi	120	9,849
Beni Stabili SpA	10,300	7,721
Boston Properties, Inc.	2,000	208,579
Brandywine Realty Trust	1,350	13,419
Brookfield Office Properties, Inc.	4,000	67,354
CapitaCommercial Trust	21,700	21,517
Castellum AB	1,910	27,520
Champion REIT	26,350	13,238
Charter Hall Office REIT	5,363	19,260
CLS Holdings PLC(a)	320	3,104
Cominar Real Estate Investment Trust	650	14,602

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Commonwealth Property Office Fund	26,340	$27,097
CommonWealth REIT	780	16,037
Corporate Office Properties Trust	750	20,093
Derwent London PLC	1,150	28,806
Douglas Emmett, Inc.	940	16,958
Duke Realty Corp.	2,610	30,981
Fabege AB	1,790	16,890
Franklin Street Properties Corp.	770	10,041
Government Properties Income Trust	370	8,665
Great Portland Estates PLC	3,330	19,496
Highwoods Properties, Inc.	730	23,915
Hongkong Land Holdings Ltd.	19,000	110,058
Hufvudstaden AB – Class A	1,630	18,465
Intervest Offices	50	1,519
Investa Office Fund	29,380	19,388
IVG Immobilien AG(a)	1,050	3,826
Japan Prime Realty Investment Corp.	9	25,125
Japan Real Estate Investment Corp.	6	60,524
Kilroy Realty Corp.	570	20,366
Liberty Property Trust	1,230	41,746
Mack-Cali Realty Corp.	870	27,100
Mori Trust Sogo Reit, Inc.	2	20,997
Nomura Real Estate Office Fund, Inc.	5	32,156
NorthWest Healthcare Properties Real Estate Investment Trust	350	4,171
Norwegian Property ASA	5,350	9,616
NTT Urban Development Corp.	15	11,484
Orix JREIT, Inc.	4	19,347
Parkway Properties Inc./MD	150	2,037
Piedmont Office Realty Trust, Inc.	1,800	34,020
Prime Office REIT-AG(a)	400	2,315
PS Business Parks, Inc.	240	13,121
PSP Swiss Property AG(a)	380	37,522
SL Green Realty Corp.	930	67,183
Societe de la Tour Eiffel	70	5,314
Societe Immobiliere de Location pour l’Industrie et le Commerce	190	22,167
Sponda Oyj	2,960	13,982
Swiss Prime Site AG(a)	430	38,206
Technopolis PLC	660	3,596
Tokyo Tatemono Co., Ltd.	2,860	9,645
Vastned Offices/Industrial NV	150	2,280
Workspace Group PLC	1,504	5,911
Zueblin Immobilien Holding AG(a)	390	1,449

		1,345,441

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Residential – 0.5%
Manufactured Homes – 0.0%
Equity Lifestyle Properties, Inc.	440	$30,325
Sun Communities, Inc.	190	7,322

		37,647

Multi-Family – 0.4%
Agile Property Holdings Ltd.	14,800	20,104
Apartment Investment & Management Co. – Class A	1,440	38,261
Associated Estates Realty Corp.	350	6,195
AvalonBay Communities, Inc.	1,250	170,475
Boardwalk Real Estate Investment Trust	550	28,149
BRE Properties, Inc.	820	41,213
Camden Property Trust	750	50,115
Canadian Apartment Properties REIT	850	17,924
China Resources Land Ltd.	23,250	38,098
Colonia Real Estate AG(a)	80	466
Colonial Properties Trust	850	17,867
Conwert Immobilien Invest SE	894	12,550
Deutsche Wohnen AG	900	13,322
Equity Residential	3,950	241,661
Essex Property Trust, Inc.	430	61,726
GAGFAH SA	900	5,192
Grainger PLC	3,330	5,649
GSW Immobilien AG(a)	350	11,287
Home Properties, Inc.	450	30,092
Killam Properties, Inc.	450	4,954
KWG Property Holding Ltd.	12,300	7,280
Mid-America Apartment Communities, Inc.	380	27,162
Nippon Accommodations Fund, Inc.	2	15,121
Northern Property Real Estate Investment Trust	300	9,224
Patrizia Immobilien AG(a)	200	1,072
Post Properties, Inc.	550	22,990
Shenzhen Investment Ltd.	28,500	7,416
Shimao Property Holdings Ltd.	15,150	15,911
Transglobe Apartment Real Estate Investment Trust	550	6,105
UDR, Inc.	2,230	59,563
Wing Tai Holdings Ltd.	6,320	7,147
Yanlord Land Group Ltd.	6,180	4,648

		998,939

Self Storage – 0.1%
Big Yellow Group PLC	1,300	5,545
Extra Space Storage, Inc.	950	20,425
Public Storage	1,770	219,003
Safestore Holdings PLC	1,990	3,715

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Sovran Self Storage, Inc.	280	$11,379
U-Store-It Trust	980	10,525

		270,592

Student Housing – 0.0%
American Campus Communities, Inc.	720	28,087
Education Realty Trust, Inc.	730	6,570

		34,657

		1,341,835

Lodging – 0.1%
Lodging – 0.1%
Ashford Hospitality Trust, Inc.	660	5,346
CDL Hospitality Trusts	7,640	11,520
Chesapeake Lodging Trust	300	3,846
DiamondRock Hospitality Co.	1,720	13,313
FelCor Lodging Trust, Inc.(a)	1,240	4,253
Hersha Hospitality Trust	1,740	6,455
Hospitality Properties Trust	1,210	28,411
Host Hotels & Resorts, Inc.	8,860	104,814
InnVest Real Estate Investment Trust	900	4,191
LaSalle Hotel Properties	800	15,040
Orient-Express Hotels Ltd. – Class A(a)	1,030	8,075
Strategic Hotels & Resorts, Inc.(a)	1,800	8,604
Sunstone Hotel Investors, Inc.(a)	1,230	7,429
Wyndham Worldwide Corp.	400	12,992

		234,289

Total Common Stocks (cost $47,017,648)		48,884,634

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
IRP Property Investments Ltd.	1,160	1,521
UK Commercial Property Trust Ltd./fund	3,750	4,900

Total Investment Companies (cost $6,060)		6,421

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 64.0%
Investment Companies – 63.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b)	180,151,296	$180,151,296

	Principal Amount (000)

U.S. Treasury Bill – 0.7%
U.S. Treasury Bills 0.01%, 9/01/11-9/15/11(c)	$2,000	1,999,981

Total Short-Term Investments (cost $182,151,277)		182,151,277

Total Investments – 99.2% (cost $280,014,014)		282,157,380
Other assets less liabilities – 0.8%		2,225,138

Net Assets – 100.0%		$284,382,518

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI EAFE E Mini Index Futures	1	September 2011	$72,257	$75,990	$3,733
S+P Midcap 400 EMini Index Futures	24	September 2011	2,226,986	2,098,560	(128,426)
U.S. T-Note 2 Yr Futures	114	December 2011	25,138,973	25,137,000	(1,973)
U.S. T-Note 5 Yr Futures	426	December 2011	52,207,898	52,204,969	(2,929)
U.S. T-Note 10 Yr Futures	283	December 2011	36,742,258	36,515,844	(226,414)
U.S. T-Bond 30 Yr Futures	313	December 2011	43,364,588	42,577,781	(786,807)

Sold Contracts
ASX SPI 200 Index Futures	2	September 2011	225,395	229,236	(3,841)
Euro STOXX 50 Index Futures	71	September 2011	2,261,730	2,341,726	(79,996)
FTSE 100 Index Futures	14	September 2011	1,180,602	1,224,033	(43,431)
S&P 500 E Mini Index Futures	185	September 2011	11,002,151	11,263,725	(261,574)
Topix Index Futures	12	September 2011	1,192,129	1,208,306	(16,177)

					$(1,547,835)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Volatility Management—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Bank PLC Wholesale:
Australian Dollar settling 9/15/11	457	$480,590	$487,701	$7,111
Australian Dollar settling 12/15/11	809	818,959	854,100	35,141
Canadian Dollar settling 12/15/11	826	832,613	841,577	8,964
Euro settling 9/15/11	2,285	3,245,774	3,281,868	36,094
Great British Pound settling 12/15/11	1,397	2,260,979	2,265,078	4,099
Japanese Yen settling 12/15/11	204,929	2,672,714	2,679,169	6,455
Swiss Franc settling 12/15/11	729	960,135	907,511	(52,624)
BNP Paribas SA:
Euro settling 9/15/11	696	1,012,722	999,641	(13,081)
Citibank N.A.:
Euro settling 9/15/11	257	371,090	369,120	(1,970)
Great British Pound settling 9/15/11	454	745,926	736,872	(9,054)
Credit Suisse London Branch (GFX):
Japanese Yen settling 9/15/11	51,821	648,006	676,847	28,841
Deutsche Bank AG London:
Euro settling 9/15/11	1,374	1,954,405	1,973,429	19,024
Euro settling 9/15/11	1,208	1,725,737	1,735,009	9,272
HSBC BankUSA:
Euro settling 9/15/11	4,385	6,413,128	6,298,026	(115,102)
Japanese Yen settling 9/15/11	343,372	4,283,369	4,484,866	201,497
Swiss Franc settling 9/15/11	1,471	1,760,032	1,826,019	65,987
Royal Bank of Scotland PLC:
Great British Pound settling 9/15/11	2,843	4,669,912	4,614,375	(55,537)
Swiss Franc settling 9/15/11	333	395,891	413,368	17,477
State Street Bank and Trust Co.:
Japanese Yen settling 9/15/11	35,844	450,460	468,167	17,707
Norwegian Krone settling 9/15/11	935	173,625	174,176	551
Westpac Banking Corp.:
Australian Dollar settling 9/15/11	1,625	1,719,786	1,734,166	14,380

Sale Contracts:
Bank of America NA:
Australian Dollar settling 9/15/11	927	987,561	989,275	(1,714)
Barclays Bank PLC Wholesale:
Canadian Dollar settling 12/15/11	826	831,304	841,577	(10,273)
Japanese Yen settling 9/15/11	205,603	2,601,878	2,685,432	(83,554)
BNP Paribas SA:
Australian Dollar settling 9/15/11	1,091	1,138,026	1,164,292	(26,266)
Euro settling 9/15/11	2,359	3,329,521	3,388,152	(58,631)
Great British Pound settling 9/15/11	1,612	2,597,878	2,616,381	(18,503)

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2011	Unrealized Appreciation/ (Depreciation)
Japanese Yen settling 9/15/11	221,153	$2,742,126	$2,888,534	$(146,408)
Swiss Franc settling 9/15/11	806	948,518	1,000,525	(52,007)
Goldman Sachs International:
Great British Pound settling 9/15/11	1,571	2,536,458	2,549,836	(13,378)
Royal Bank of Scotland PLC:
Australian Dollar settling 12/15/11	453	477,394	478,254	(860)
Euro settling 9/15/11	2,494	3,521,503	3,582,047	(60,544)
Euro settling 9/15/11	6,684	9,437,741	9,600,002	(162,261)
Euro settling 12/15/11	234	337,405	335,733	1,672
Great British Pound settling 12/15/11	345	561,160	559,379	1,781
Japanese Yen settling 12/15/11	45,784	597,211	598,564	(1,353)
Swiss Franc settling 12/15/11	372	455,380	463,092	(7,712)
Standard Charted Bank:
Swiss Franc settling 9/15/11	914	1,120,513	1,134,590	(14,077)
State Street Bank and Trust Co.:
Australian Dollar settling 9/15/11	64	64,851	68,299	(3,448)
Australian Dollar settling 12/15/11	809	811,807	854,100	(42,293)
Euro settling 9/15/11	228	327,075	327,469	(394)
Euro settling 12/15/11	207	299,583	296,995	2,588
Great British Pound settling 9/15/11	114	184,528	185,029	(501)
Great British Pound settling 12/15/11	356	581,391	577,214	4,177
Great British Pound settling 12/15/11	1,397	2,259,270	2,265,078	(5,808)
Japanese Yen settling 9/15/11	4,281	55,518	55,915	(397)
Japanese Yen settling 12/15/11	43,002	562,191	562,193	(2)
Japanese Yen settling 12/15/11	204,929	2,661,243	2,679,169	(17,926)
Norwegian Krone settling 9/15/11	935	168,066	174,176	(6,110)
Swiss Franc settling 9/15/11	84	115,458	104,273	11,185
Swiss Franc settling 12/15/11	729	1,003,870	907,511	96,359

				$(391,426)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return index	490	1-Month USD- LIBOR-BBA* Less 0.50%	$1,584	6/15/12	Morgan Stanley Capital Services Inc.	$19,050

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Volatility Management—Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Index
Pay	FTSE EPRA/NAREIT Developed Real Estate index	457	1-Month USD-LIBOR-BBA* Plus 0.17%	$1,299	9/17/12	UBS AG	$ (30,530)
Pay	FTSE EPRA/NAREIT Developed Real Estate Index	567	1-Month USD-LIBOR-BBA* Less 0.40%	1,649	9/17/12	Citibank, N.A.	(558)

							$ (12,038)

*	BBA – British Bankers’ Association

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	Position, or a portion thereof, has been segregated to collateralize total return swaps. The aggregate market value of these securities amounted to $291,994.

Glossary:

LIBOR	– London Interbank Offered Rates
REG	– Registered Shares
REIT	– Real Estate Investment Trust

See notes to financial statements.

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2011

	U.S. Value		U.S. Large Cap Growth		International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,870,989,607, $1,743,502,001 and $1,030,284,931, respectively)	$1,889,508,386		$1,947,627,928		$952,998,145
Affiliated issuers (cost $42,922,326, $4,458,774 and $10,264,243, respectively)	42,922,326		4,458,774		10,264,243
Cash(a)	– 0	–	– 0	–	1,045,156
Foreign currencies, at value (cost $0, $0 and $9,069,806, respectively)	– 0	–	– 0	–	9,079,194
Receivable for investment securities sold and foreign currency transactions	5,800,523		10,954,779		7,306,850
Dividends receivable	5,788,164		2,307,181		3,908,311
Receivable for shares of beneficial interest sold	97,313		25,042		427,465
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	14,974,270
Receivable for variation margin on futures contracts	– 0	–	– 0	–	157,026

Total assets	1,944,116,712		1,965,373,704		1,000,160,660

Liabilities
Payable for investment securities purchased and foreign currency transactions	1,024,156		10,187,486		5,300,620
Payable for shares of beneficial interest redeemed	210,057		2,263,207		6,656
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	10,925,845
Accrued expenses	88,995		76,757		108,327

Total liabilities	1,323,208		12,527,450		16,341,448

Net Assets	$1,942,793,504		$1,952,846,254		$983,819,212

Composition of Net Assets
Paid-in capital	$2,610,408,840		$2,000,809,957		$1,459,391,056
Undistributed net investment income	12,018,840		7,526,754		6,668,594
Accumulated net realized loss on investment and foreign currency transactions	(698,152,955)		(259,616,384)		(408,689,675)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	18,518,779		204,125,927		(73,550,763)

Net Assets	$1,942,793,504		$1,952,846,254		$983,819,212

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	243,680,868		183,268,814		140,945,890

Net Asset Value	$7.97		$10.66		$6.98

(a)	An amount of $894,802 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2011 for the International Value Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Statement of Assets & Liabilities

	International Growth		Short Duration Bond		Intermediate Duration Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,009,680,004, $1,249,969,454 and $1,233,458,484, respectively)	$1,010,888,929		$1,252,915,142		$1,288,484,801
Affiliated issuers (cost $4,216,862, $25,696,760 and $104,234,888, respectively)	4,216,862		25,696,760		104,234,888
Cash(a)	– 0	–	909,990		255,000
Foreign currencies, at value (cost $3,257,899, $0 and $0, respectively)	3,263,274		– 0	–	– 0	–
Receivable for investment securities sold and foreign currency transactions	6,385,626		463,810		36,349,175
Dividends and interest receivable	4,053,957		5,324,516		9,003,627
Unrealized appreciation of forward currency exchange contracts	2,171,738		2,112,310		1,486,522
Receivable for shares of beneficial interest sold	16,202		802		81
Receivable for variation margin on futures contracts	– 0	–	147,210		– 0	–
Unrealized appreciation on credit default swap contracts	– 0	–	– 0	–	101,159
Other asset (see Note E)	– 0	–	– 0	–	746,771

Total assets	1,030,996,588		1,287,570,540		1,440,662,024

Liabilities
Due to custodian	– 0	–	– 0	–	1,907,530
Payable for investment securities purchased	7,149,568		– 0	–	128,238,055
Unrealized depreciation of forward currency exchange contracts	1,766,686		1,709,462		26,132
Payable for shares of beneficial interest redeemed	9,906		24,355		3,140,366
Premium received on credit default swap contracts	– 0	–	– 0	–	4,752
Accrued expenses	94,496		98,209		82,680

Total liabilities	9,020,656		1,832,026		133,399,515

Net Assets	$1,021,975,932		$1,285,738,514		$1,307,262,509

Composition of Net Assets
Paid-in capital	$1,361,365,468		$1,344,581,475		$1,225,720,343
Undistributed/(distributions in excess of) net investment income	10,217,632		(991,764)		3,395,175
Accumulated net realized gain (loss) on investment and foreign currency transactions	(351,388,671)		(61,623,937)		21,145,312
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities and other assets	1,781,503		3,772,740		57,001,679

Net Assets	$1,021,975,932		$1,285,738,514		$1,307,262,509

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	123,554,305		134,001,631		120,128,551

Net Asset Value	$8.27		$9.59		$10.88

(a)	Amounts of $909,990 and $255,000 have been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2011 for the Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio, respectively.

See notes to financial statements.

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $926,019,220, $464,032,095 and $480,372,120, respectively)	$993,932,324		$473,379,335		$487,636,904
Affiliated issuers (cost $23,960,165, $5,661,791 and $7,130,095, respectively)	23,960,165		5,661,791		7,130,095
Cash(a)	851,950		– 0	–	– 0	–
Foreign currencies, at value (cost $0, $145,837 and $0, respectively)	– 0	–	145,296		– 0	–
Receivable for investment securities sold	13,937,096		548,067		5,546,362
Dividends and interest receivable	5,506,571		9,113,571		371,967
Unrealized appreciation of forward currency exchange contracts	957,423		160,438		– 0	–
Receivable for variation margin on futures contracts	166,821		– 0	–	– 0	–
Premium paid on credit default swap contracts	109,863		2,029,480		– 0	–
Unrealized appreciation on credit default swap contracts	– 0	–	1,045,866		– 0	–
Unrealized appreciation on interest rate swap contracts	– 0	–	194,499		– 0	–

Total assets	1,039,422,213		492,278,343		500,685,328

Liabilities
Due to custodian	– 0	–	612		– 0	–
Payable reverse repurchase agreements	322,488,329		– 0	–	– 0	–
Unrealized depreciation on interest rate swap contracts	1,628,713		92,687		– 0	–
Unrealized depreciation of forward currency exchange contracts	1,567,738		727,462		– 0	–
Payable for shares of beneficial interest redeemed	608,045		222,530		7,196
Unrealized depreciation on credit default swap contracts	309,168		3,565,006		– 0	–
Payable for investment securities purchased	– 0	–	1,360,000		3,549,753
Premium received on credit default swap contracts	– 0	–	3,152,054		– 0	–
Payable for terminated credit default swaps	– 0	–	456,986		– 0	–
Unrealized depreciation of unfunded loan commitments	– 0	–	141,844	(b)	– 0	–
Options written, at value (premium received $0, $220,100 and $0, respectively)	– 0	–	23,659		– 0	–
Accrued expenses	89,712		112,849		79,428

Total liabilities	326,691,705		9,855,689		3,636,377

Net Assets	$712,730,508		$482,422,654		$497,048,951

Composition of Net Assets
Paid-in capital	$604,376,301		$519,476,507		$494,548,745
Undistributed net investment income	33,111,303		2,411,731		1,717,564
Accumulated net realized gain (loss) on investment and foreign currency transactions	9,665,913		(45,892,608)		(6,482,142)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	65,576,991		6,427,024		7,264,784

Net Assets	$712,730,508		$482,422,654		$497,048,951

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	62,191,684		49,676,099		47,895,921

Net Asset Value	$11.46		$9.71		$10.38

(a)	An amount of $851,950 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2011 for the Bond Inflation Protection Portfolio.

(b)	Balance represents discount on unfunded commitment related to General Motors Holdings LLC, LIBOR +2.75%, 10/27/15, as further discussed in Note B.5.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $408,165,551, $899,147,172 and $99,862,718, respectively)	$496,287,859		$919,441,322		$102,006,084
Affiliated issuers (cost $6,401,876, $4,895,524 and $180,151,296, respectively)(a)	6,401,876		4,895,524		180,151,296
Cash(b)(c)	– 0	–	2,083,836		2,826,517
Foreign currencies, at value (cost $0, $1,821,930 and $182,120, respectively)	– 0	–	1,839,741		182,489
Receivable for investment securities sold and foreign currency transactions	3,183,062		4,307,091		– 0	–
Dividends and interest receivable	231,032		2,867,008		530,951
Unrealized appreciation on total return swap contracts	– 0	–	10,878,561		19,050
Unrealized appreciation of forward currency exchange contracts	– 0	–	2,386,715		590,362
Unamortized offering expense	– 0	–	2,830		– 0	–
Receivable for shares of beneficial interest sold	– 0	–	127		– 0	–
Receivable for terminated total return swap contracts	– 0	–	– 0	–	8,428

Total assets	506,103,829		948,702,755		286,315,177

Liabilities
Payable for investment securities purchased and foreign currency transactions	1,057,261		5,321,900		6,874
Payable for shares of beneficial interest redeemed	37,750		173,839		26,921
Unrealized depreciation of forward currency exchange contracts	– 0	–	2,631,194		981,788
Collateral received from broker	– 0	–	2,720,000		– 0	–
Payable for variation margin on futures contracts	– 0	–	424,044		766,314
Unrealized depreciation on total return swap contracts	– 0	–	– 0	–	31,088
Administrative fee payable	– 0	–	– 0	–	11,667
Payable to Adviser	– 0	–	– 0	–	9,558
Accrued expenses	72,986		150,447		98,449

Total liabilities	1,167,997		11,421,424		1,932,659

Net Assets	$504,935,832		$937,281,331		$284,382,518

Composition of Net Assets
Paid-in capital	$313,894,909		$1,162,687,031		$265,335,241
Undistributed net investment income	476,996		9,388,832		1,247,447
Accumulated net realized gain (loss) on investment and foreign currency transactions	102,441,619		(263,574,994)		17,603,247
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	88,122,308		28,780,462		196,583

Net Assets	$504,935,832		$937,281,331		$284,382,518

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	31,378,598		102,667,679		27,689,649

Net Asset Value	$16.09		$9.13		$10.27

(a)	Includes investment of cash collateral of $2,720,000 received from broker for total return swap agreements for the Multi-Asset Real Return Portfolio.

(b)	An amount of $1,260,000 has been segregated to collateralize open total return swap agreements for the Multi-Asset Real Return Portfolio.

(c)	An amount of $2,821,039 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2011 for the Volatility Management Portfolio.

*	Consolidated (see Note A).

See notes to financial statements.

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2011

	U.S. Value		U.S. Large Cap Growth		International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $74,055, $35,342 and $3,425,236, respectively)	$46,618,722		$24,443,250		$34,421,386
Affiliated issuers	55,228		6,226		17,086
Interest	– 0	–	– 0	–	6,478

Total income	46,673,950		24,449,476		34,444,950

Expenses
Custodian	172,037		190,780		282,990
Legal	42,860		42,185		41,628
Audit	42,147		43,003		49,992
Printing	7,016		16,846		9,942
Trustees’ fees	4,540		4,394		4,345
Registration fees	828		1,050		1,864
Miscellaneous	41,210		68,252		48,458

Total expenses	310,638		366,510		439,219

Net investment income	46,363,312		24,082,966		34,005,731

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	200,461,006		276,072,856		26,536,513
Futures contracts	– 0	–	– 0	–	(174,423)
Foreign currency transactions	2,047		1,642		4,622,636
Net change in unrealized appreciation/depreciation of:
Investments	32,311,712		108,585,412		(4,706,849)
Futures contracts	– 0	–	– 0	–	(141,176)
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	1,822,800

Net gain on investment and foreign currency transactions	232,774,765		384,659,910		27,959,501

Net Increase in Net Assets from Operations	$279,138,077		$408,742,876		$61,965,232

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Statement of Operations

	International Growth		Short Duration Bond			Intermediate Duration Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,468,151, $0 and $0, respectively)	$24,738,918		$	– 0	–	$	– 0	–
Affiliated issuers	10,184			34,267			115,976
Interest	1,323			23,191,578			53,928,438

Total income	24,750,425			23,225,845			54,044,414

Expenses
Custodian	279,519			183,143			202,002
Audit	55,997			43,910			43,792
Legal	37,428			46,059			43,832
Printing	9,788			8,377			7,630
Trustees’ fees	4,224			4,641			4,399
Registration fees	– 0	–		1,954			985
Miscellaneous	70,197			44,009			29,031

Total expenses before interest expense	457,153			332,093			331,671
Interest expense	– 0	–		255,383			148,689

Total expenses	457,153			587,476			480,360

Net investment income	24,293,272			22,638,369			53,564,054

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	75,651,008	(a)		(10,481,584)			28,644,216
Futures contracts	(734,247)			(99,023)			(383,848)
Swap contracts	– 0	–		– 0	–		(772,312)
Foreign currency transactions	3,689,339			(3,696,828)			(1,745,126)
Net change in unrealized appreciation/depreciation of:
Investments	(46,423,980	)(b)		21,700,794			(7,274,893)
Futures contracts	31,086			482,411			5,803
Swap contracts	– 0	–		– 0	–		101,159
Foreign currency denominated assets and liabilities and other assets	2,429,968			439,942			1,868,400

Net gain on investment and foreign currency transactions	34,643,174			8,345,712			20,443,399

Net Increase in Net Assets from Operations	$58,936,446			$30,984,081			$74,007,453

(a)	Net of foreign capital gains taxes of $267,791.

(b)	Net of decrease in accrued foreign capital gains taxes of $430,113.

See notes to financial statements.

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Investment Income
Interest	$45,117,425		$44,084,082		$	– 0	–
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $0 and $23,164, respectively)	– 0	–	373,460			8,138,067
Affiliated issuers	8,001		5,212			11,282
Other fee income	– 0	–	822			– 0	–

Total income	45,125,426		44,463,576			8,149,349

Expenses
Custodian	157,671		209,104			113,713
Legal	47,423		50,806			39,513
Audit	42,545		58,432			48,323
Printing	10,083		6,102			10,651
Trustees’ fees	4,275		4,224			4,703
Registration fees	– 0	–	1,056			– 0	–
Miscellaneous	16,456		13,151			13,027

Total expenses before interest expense	278,453		342,875			229,930

Interest expense	590,552		– 0	–		– 0	–
Total expenses	869,005		342,875			229,930

Net investment income	44,256,421		44,120,701			7,919,419

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	16,975,335		18,628,067			83,651,355
Futures contracts	(7,594,866)		(116,254)			– 0	–
Swap contracts	2,221,169		675,343			– 0	–
Options written	– 0	–	99,060			– 0	–
Foreign currency transactions	(7,116,969)		(1,787,265)			– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	21,859,278		(18,195,959)			(1,487,080)
Futures contracts	318,161		– 0	–		– 0	–
Swap contracts	(464,413)		(2,382,374)			– 0	–
Options written	– 0	–	196,441			– 0	–
Unfunded loan commitments	– 0	–	(37,478)			– 0	–
Foreign currency denominated assets and liabilities	450,135		(546,599)			– 0	–

Net gain (loss) on investment and foreign currency transactions	26,647,830		(3,467,018)			82,164,275

Contributions from Adviser (see Note B)	– 0	–	3,487			– 0	–

Net Increase in Net Assets from Operations	$70,904,251		$40,657,170			$90,083,694

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Statement of Operations

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $1,107,839 and $173,583, respectively)	$2,783,742		$18,080,267		$3,048,117
Affiliated issuers	8,909		10,912		272,729
Interest	– 0	–	7,634,883		112,455

Total income	2,792,651		25,726,062		3,433,301

Expenses
Custodian	128,874		266,693		246,972
Audit	40,326		58,556		54,877
Legal	37,966		133,623		30,678
Printing	10,450		10,957		7,432
Trustees’ fees	4,462		4,254		3,404
Registration fees	1,026		– 0	–	204
Transfer agency	– 0	–	7,920		– 0	–
Amortization of offering expense	– 0	–	5,760		56,806
Administrative	– 0	–	– 0	–	44,167
Miscellaneous	13,062		62,137		86,657

Total expenses	236,166		549,900		531,197
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(33,070)

Net expenses	236,166		549,900		498,127

Net investment income	2,556,485		25,176,162		2,935,174

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	174,050,355		240,777,844		2,809,757
Futures contracts	– 0	–	(6,751,702)		29,019,794
Swap contracts	– 0	–	5,482,579		4,343,498
Foreign currency transactions	– 0	–	6,358,074		530,805
Net change in unrealized appreciation/depreciation of:
Investments	18,014,101		(133,995,645)		3,190,572
Futures contracts	– 0	–	(2,189,770)		5,427,093
Swap contracts	– 0	–	10,878,561		343,077
Foreign currency denominated assets and liabilities	– 0	–	(3,821,011)		(387,054)

Net gain on investment and foreign currency transactions	192,064,456		116,738,930		45,277,542

Net Increase in Net Assets from Operations	$194,620,941		$141,915,092		$48,212,716

*	Consolidated (see Note A).

See notes to financial statements.

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$46,363,312	$45,262,410
Net realized gain (loss) on investment transactions	200,463,053	(18,410,399)
Net change in unrealized appreciation/depreciation of investments	32,311,712	29,326,629

Net increase in net assets from operations	279,138,077	56,178,640
Dividends to Shareholders from
Net investment income	(42,781,375)	(46,431,849)
Transactions in Shares of Beneficial Interest
Net decrease	(231,391,163)	(163,382,517)

Total increase (decrease)	4,965,539	(153,635,726)
Net Assets
Beginning of period	1,937,827,965	2,091,463,691

End of period (including undistributed net investment income of $12,018,840 and $8,634,244, respectively)	$1,942,793,504	$1,937,827,965

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$24,082,966	$24,279,434
Net realized gain on investment and foreign currency transactions	276,074,498	131,410,475
Net change in unrealized appreciation/depreciation of investments	108,585,412	(182,394,282)

Net increase (decrease) in net assets from operations	408,742,876	(26,704,373)
Dividends to Shareholders from
Net investment income	(20,138,612)	(24,398,886)
Transactions in Shares of Beneficial Interest
Net decrease	(359,378,530)	(103,143,634)

Total increase (decrease)	29,225,734	(154,246,893)
Net Assets
Beginning of period	1,923,620,520	2,077,867,413

End of period (including undistributed net investment income of $7,526,754 and $4,153,368, respectively)	$1,952,846,254	$1,923,620,520

See notes to financial statements.

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Value
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$34,005,731	$30,035,342
Net realized gain (loss) on investment and foreign currency transactions	30,984,726	(24,955,677)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,025,225)	(53,326,816)

Net increase (decrease) in net assets from operations	61,965,232	(48,247,151)
Dividends to Shareholders from
Net investment income	(45,343,296)	(26,785,904)
Transactions in Shares of Beneficial Interest
Net decrease	(45,875,425)	(39,246,088)

Total decrease	(29,253,489)	(114,279,143)
Net Assets
Beginning of period	1,013,072,701	1,127,351,844

End of period (including undistributed net investment income of $6,668,594 and $10,897,942, respectively)	$983,819,212	$1,013,072,701

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

Statement of Changes in Net Assets

	International Growth
	Year Ended August 31, 2011		Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$24,293,272		$25,266,124
Net realized gain on investment and foreign currency transactions	78,606,100		90,079,372
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(43,962,926)		(64,066,383)
Contributions from Adviser (see Note B)	– 0	–	2,055

Net increase in net assets from operations	58,936,446		51,281,168
Dividends to Shareholders from
Net investment income	(44,303,767)		(37,417,914)
Transactions in Shares of Beneficial Interest
Net decrease	(29,905,901)		(54,395,322)

Total decrease	(15,273,222)		(40,532,068)
Net Assets
Beginning of period	1,037,249,154		1,077,781,222

End of period (including undistributed net investment income of $10,217,632 and $26,806,579, respectively)	$1,021,975,932		$1,037,249,154

See notes to financial statements.

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Short Duration Bond
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,638,369	$31,831,659
Net realized loss on investment transactions	(14,277,435)	(7,448,381)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	22,623,147	48,207,366

Net increase in net assets from operations	30,984,081	72,590,644
Dividends to Shareholders from
Net investment income	(25,915,259)	(34,462,838)
Transactions in Shares of Beneficial Interest
Net increase	62,658,671	72,283,238

Total increase	67,727,493	110,411,044
Net Assets
Beginning of period	1,218,011,021	1,107,599,977

End of period (including distributions in excess of net investment income of ($991,764) and undistributed net investment income of $2,904,022, respectively)	$1,285,738,514	$1,218,011,021

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Statement of Changes in Net Assets

	Intermediate Duration Bond
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$53,564,054	$59,815,935
Net realized gain on investment and foreign currency transactions	25,742,930	22,137,463
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(5,299,531)	82,778,260

Net increase in net assets from operations	74,007,453	164,731,658
Dividends and Distributions to Shareholders from
Net investment income	(56,340,131)	(59,461,645)
Net realized gain on investment transactions	(3,197,066)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(60,630,492)	(32,598,755)

Total increase (decrease)	(46,160,236)	72,671,258
Net Assets
Beginning of period	1,353,422,745	1,280,751,487

End of period (including undistributed net investment income of $3,395,175 and $5,696,255, respectively)	$1,307,262,509	$1,353,422,745

See notes to financial statements.

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Bond Inflation Protection
	Year Ended August 31, 2011		Year Ended August 31, 2010
Increase in Net Assets from Operations
Net investment income	$44,256,421		$21,078,246
Net realized gain on investment and foreign currency transactions	4,484,669		3,018,898
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	22,163,161		32,239,025
Contributions from Adviser (see Note B)	– 0	–	40,508

Net increase in net assets from operations	70,904,251		56,376,677
Dividends to Shareholders from
Net investment income	(19,696,303)		(7,815,952)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(6,241,355)		32,882,470

Total increase	44,966,593		81,443,195
Net Assets
Beginning of period	667,763,915		586,320,720

End of period (including undistributed net investment income of $33,111,303 and $15,398,519, respectively)	$712,730,508		$667,763,915

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

Statement of Changes in Net Assets

	High-Yield
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$44,120,701	$46,330,382
Net realized gain on investment and foreign currency transactions	17,498,951	3,463,256
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(20,965,969)	68,605,158
Contributions from Adviser (see Note B)	3,487	– 0	–

Net increase in net assets from operations	40,657,170	118,398,796
Dividends to Shareholders from
Net investment income	(47,357,542)	(45,864,332)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,372,306	(48,183,282)

Total increase (decrease)	(5,328,066)	24,351,182
Net Assets
Beginning of period	487,750,720	463,399,538

End of period (including undistributed net investment income of $2,411,731 and $6,678,331, respectively)	$482,422,654	$487,750,720

See notes to financial statements.

224	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,919,419	$6,913,721
Net realized gain on investment transactions	83,651,355	56,197,199
Net change in unrealized appreciation/depreciation of investments	(1,487,080)	22,264,911

Net increase in net assets from operations	90,083,694	85,375,831
Dividends to Shareholders from
Net investment income	(7,671,358)	(7,444,369)
Transactions in Shares of Beneficial Interest
Net decrease	(85,888,438)	(130,550,929)

Total decrease	(3,476,102)	(52,619,467)
Net Assets
Beginning of period	500,525,053	553,144,520

End of period (including undistributed net investment income of $1,717,564 and $1,409,321, respectively)	$497,048,951	$500,525,053

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,556,485	$2,660,730
Net realized gain on investment transactions	174,050,355	94,435,638
Net change in unrealized appreciation/depreciation of investments	18,014,101	(5,407,109)

Net increase in net assets from operations	194,620,941	91,689,259
Dividends to Shareholders from
Net investment income	(2,621,006)	(2,538,112)
Transactions in Shares of Beneficial Interest
Net decrease	(207,657,215)	(116,837,117)

Total decrease	(15,657,280)	(27,685,970)
Net Assets
Beginning of period	520,593,112	548,279,082

End of period (including undistributed net investment income of $476,996 and $571,768, respectively)	$504,935,832	$520,593,112

See notes to financial statements.

226	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Multi-Asset Real Return
	Year Ended August 31, 2011*	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,176,162	$34,365,588
Net realized gain on investment and foreign currency transactions	245,866,795	52,640,919
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(129,127,865)	54,981,466

Net increase in net assets from operations	141,915,092	141,987,973
Dividends to Shareholders from
Net investment income	(76,523,004)	(26,734,353)
Transactions in Shares of Beneficial Interest
Net decrease	(53,153,080)	(184,748,328)

Total increase (decrease)	12,239,008	(69,494,708)
Net Assets
Beginning of period	925,042,323	994,537,031

End of period (including undistributed net investment income of $9,388,832 and $8,629,284, respectively)	$937,281,331	$925,042,323

*	Consolidated (see Note A).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	227

Statement of Changes in Net Assets

	Volatility Management
	Year Ended August 31, 2011	April 16, 2010(a) to August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,935,174	$1,072,668
Net realized gain (loss) on investment and foreign currency transactions	36,703,854	(6,453,115)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	8,573,688	(8,377,105)

Net increase (decrease) in net assets from operations	48,212,716	(13,757,552)
Dividends and Distributions to Shareholders from
Net investment income	(2,676,402)	– 0	–
Net realized gain on investment transactions	(12,752,268)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(44,653,853)	310,009,877

Total increase (decrease)	(11,869,807)	296,252,325
Net Assets
Beginning of period	296,252,325	– 0	–

End of period (including undistributed net investment income of $1,247,447 and $1,153,191, respectively)	$284,382,518	$296,252,325

(a)	Commencement of operations.

See notes to financial statements.

228	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended August 31, 2011

	Bond Inflation Protection*
Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received	$26,264,160
Interest expense paid	(590,552)
Operating expenses paid	(274,808)

Net increase in cash from operating activities		$25,398,800
Investing Activities:
Purchases of long-term investments	(399,669,408)
Proceeds from disposition of long-term investments	368,575,202
Purchases of short-term investments, net	(19,822,048)
Proceeds from swap contracts	2,639,862
Variation margin paid on futures contracts	(7,492,124)

Net decrease in cash from investing activities		(55,768,516)
Financing Activities:
Effect of exchange rate on cash	(7,446,535)
Redemptions of beneficial interest, net	(25,697,337)
Increase in reverse repurchase agreements	64,234,103

Net increase in cash from financing activities		31,090,231

Net increase in cash		720,515
Cash at beginning of period		131,435

Cash at end of period		$851,950

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$70,904,251
Adjustments:
Increase in interest and dividends receivable	$(208,862)
Net accretion of bond discount and amortization of bond premium	5,000,407
Inflation Index Income	(23,652,811)
Increase in accrued expenses	3,645
Net realized gain on investment and foreign currency transactions	(4,484,669)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(22,163,161)

Total adjustments		(45,505,451)

Net increase in cash from operating activities		$25,398,800

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in reverse repurchase agreements at period end.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

August 31, 2011

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of twelve separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio (formerly, AllianceBernstein Global Real Estate Investment Portfolio) and AllianceBernstein Volatility Management Portfolio (collectively, the “Portfolios”). The AllianceBernstein Volatility Management Portfolio commenced operations on April 16, 2010. As part of AllianceBernstein Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2011, net assets of the Multi-Asset Real Return Portfolio were approximately $937,281,331, of which approximately $162,579,258, or approximately 17.35%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and portfolio of investments of AllianceBernstein Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

230	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued using the Adviser’s pricing models which utilize pricing-related information from external sources. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time (see Note A.2).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	231

Notes to Financial Statements

In valuing the Term Asset-Backed Loan Facility (“TALF”) transactions, the Adviser utilized a portfolio pricing service to price the TALF loans. The methodologies utilized by the vendor to value the TALF loans took into consideration, among other factors, the deal characteristics, historical performance, market interest rates, and the value of the underlying collateral.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

As of May 13, 2011 and for the remainder of the reporting period ended August 31, 2011, there were no TALF loans outstanding for the Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio. For the period September 1, 2008 through May 12, 2011, the Portfolios elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and liabilities. The fair value option permitted a portfolio the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Portfolios recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option required that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note C.6). Through May 12, 2011, the Portfolios did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

232	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of August 31, 2011:

U.S. Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,889,508,386		$	– 0	–	$	– 0	–	$1,889,508,386
Short-Term Investments	42,922,326			– 0	–		– 0	–	42,922,326

Total Investments in Securities	1,932,430,712			– 0	–		– 0	–	1,932,430,712
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,932,430,712		$	– 0	–	$	– 0	–	$1,932,430,712

U.S. Large Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,947,627,928		$	– 0	–	$	– 0	–	$1,947,627,928
Short-Term Investments	4,458,774			– 0	–		– 0	–	4,458,774

Total Investments in Securities	1,952,086,702			– 0	–		– 0	–	1,952,086,702
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,952,086,702		$	– 0	–	$	– 0	–	$1,952,086,702

International Value Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$5,455,116		$188,748,164		$	– 0	–	$194,203,280
Consumer Discretionary	10,216,394		123,381,611			– 0	–	133,598,005
Energy	18,512,529		98,010,141			– 0	–	116,522,670
Materials	11,869,935		94,315,723			– 0	–	106,185,658
Health Care	– 0	–	99,095,255			– 0	–	99,095,255
Industrials	– 0	–	89,182,043			– 0	–	89,182,043
Telecommunication Services	– 0	–	68,768,776			– 0	–	68,768,776
Information Technology	– 0	–	60,537,469			– 0	–	60,537,469
Consumer Staples	– 0	–	47,541,637			– 0	–	47,541,637
Utilities	– 0	–	37,363,352			– 0	–	37,363,352
Short-Term Investments	10,264,243		– 0	–		– 0	–	10,264,243

Total Investments in Securities	56,318,217		906,944,171	+		– 0	–	963,262,388

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

Notes to Financial Statements

International Value Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts	$	– 0	–	$14,974,270		$	– 0	–	$14,974,270
Liabilities:
Futures Contracts		(451,091)		– 0	–		– 0	–	(451,091	)#
Forward Currency Exchange Contracts		– 0	–	(10,925,845)			– 0	–	(10,925,845)

Total		$55,867,126		$910,992,596		$	– 0	–	$966,859,722

International Growth Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$36,191,887		$158,560,083		$	– 0	–	$194,751,970
Industrials	1,429,984		166,225,270			– 0	–	167,655,254
Consumer Staples	3,864,821		160,990,388			– 0	–	164,855,209
Materials	19,360,606		132,010,588			– 0	–	151,371,194
Consumer Discretionary	14,853,641		129,365,764			– 0	–	144,219,405
Information Technology	6,320,240		85,522,616			– 0	–	91,842,856
Energy	– 0	–	80,821,267			– 0	–	80,821,267
Health Care	– 0	–	15,371,774			– 0	–	15,371,774
Short-Term Investments	4,216,862		– 0	–		– 0	–	4,216,862

Total Investments in Securities	86,238,041		928,867,750	+		– 0	–	1,015,105,791
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts	– 0	–	2,171,738			– 0	–	2,171,738
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(1,766,686)			– 0	–	(1,766,686)

Total	$86,238,041		$929,272,802		$	– 0	–	$1,015,510,843

234	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$470,328,999		$	– 0	–	$470,328,999
Asset-Backed Securities		– 0	–	222,166,999			21,463,661		243,630,660
Corporates – Investment Grades		– 0	–	195,710,575			– 0	–	195,710,575
Mortgage Pass-Through’s		– 0	–	136,113,343			– 0	–	136,113,343
Commercial Mortgage-Backed Securities		– 0	–	54,116,734			30,986,926		85,103,660
Agencies		– 0	–	65,958,797			– 0	–	65,958,797
Inflation-Linked Securities		– 0	–	19,751,956			– 0	–	19,751,956
Collateralized Mortgage Obligations		– 0	–	571,379			16,186,730		16,758,109
Governments – Sovereign Agencies		– 0	–	6,425,347			– 0	–	6,425,347
Short-Term Investments
Certificates of Deposit		– 0	–	13,133,696			– 0	–	13,133,696
Investment Companies		25,696,760		– 0	–		– 0	–	25,696,760

Total Investments in Securities		25,696,760		1,184,277,825			68,637,317		1,278,611,902
Other Financial Instruments**:
Assets:
Futures Contracts		411,719		– 0	–		– 0	–	411,719	#
Forward Currency Exchange Contracts		– 0	–	2,112,310			– 0	–	2,112,310
Liabilities:
Futures Contracts		(24,609)		– 0	–		– 0	–	(24,609	)#
Forward Currency Exchange Contracts		– 0	–	(1,709,462)			– 0	–	(1,709,462)

Total		$26,083,870		$1,184,680,673			$68,637,317		$1,279,401,860

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

Notes to Financial Statements

Intermediate Duration Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$359,680,810		$	– 0	–	$359,680,810
Mortgage Pass-Through’s		– 0	–	330,974,604			– 0	–	330,974,604
Governments – Treasuries		– 0	–	245,831,319			– 0	–	245,831,319
Agencies		– 0	–	123,263,417			– 0	–	123,263,417
Asset-Backed Securities		– 0	–	72,067,414			8,643,573		80,710,987
Commercial Mortgage-Backed Securities		– 0	–	53,068,286			18,537,925		71,606,211
Inflation-Linked Securities		– 0	–	20,560,667			– 0	–	20,560,667
Governments – Sovereign Agencies		– 0	–	19,751,121			– 0	–	19,751,121
Quasi-Sovereigns		– 0	–	12,406,318			– 0	–	12,406,318
Collateralized Mortgage Obligations		– 0	–	287,323			9,320,078		9,607,401
Supranationals		– 0	–	5,522,033			– 0	–	5,522,033
Local Governments – Municipal Bonds		– 0	–	3,999,109			– 0	–	3,999,109
Governments – Sovereign Bonds		– 0	–	3,849,172			– 0	–	3,849,172
Corporates – Non-Investment Grade		– 0	–	721,632			– 0	–	721,632
Short-Term Investments		104,234,888		– 0	–		– 0	–	104,234,888

Total Investments in Securities		104,234,888		1,251,983,225			36,501,576		1,392,719,689
Other Financial Instruments**:
Assets:
Futures Contracts		5,803		– 0	–		– 0	–	5,803	#
Forward Currency Exchange Contracts		– 0	–	1,486,522			– 0	–	1,486,522
Credit Default Swap Contracts		– 0	–	101,159			– 0	–	101,159
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(26,132)			– 0	–	(26,132)

Total		$104,240,691		$1,253,544,774			$36,501,576		$1,394,287,041

236	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$697,957,911		$	– 0	–	$697,957,911
Corporates – Investment Grades		– 0	–	137,366,201			– 0	–	137,366,201
Governments – Sovereign Agencies		– 0	–	53,686,908			– 0	–	53,686,908
Asset-Backed Securities		– 0	–	32,043,908			1,473,812		33,517,720
Commercial Mortgage-Backed Securities		– 0	–	25,876,809			4,871,181		30,747,990
Mortgage Pass-Through’s		– 0	–	11,223,705			– 0	–	11,223,705
Corporates – Non-Investment Grades		– 0	–	9,421,313			– 0	–	9,421,313
Governments – Treasuries		– 0	–	7,188,274			– 0	–	7,188,274
Supranationals		– 0	–	7,151,822			– 0	–	7,151,822
Quasi-Sovereigns		– 0	–	5,670,480			– 0	–	5,670,480
Short-Term Investments		23,960,165		– 0	–		– 0	–	23,960,165

Total Investments in Securities		23,960,165		987,587,331			6,344,993		1,017,892,489
Other Financial Instruments**:
Assets:
Futures Contracts		187,559		– 0	–		– 0	–	187,559 #
Forward Currency Exchange Contracts		– 0	–	957,423			– 0	–	957,423
Liabilities:
Futures Contracts		(3,918)		– 0	–		– 0	–	(3,918)#
Forward Currency Exchange Contracts		– 0	–	(1,567,738)			– 0	–	(1,567,738)
Interest Rate Swap Contracts		– 0	–	(1,628,713)			– 0	–	(1,628,713)
Credit Default Swap Contracts		– 0	–	(309,168)			– 0	–	(309,168)

Total		$24,143,806		$985,039,135			$6,344,993		$1,015,527,934

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$337,313,322		$	– 0	–	$337,313,322
Corporates – Investment Grades		– 0	–	39,440,252			– 0	–	39,440,252
Governments – Treasuries		– 0	–	17,790,463			– 0	–	17,790,463
Emerging Markets – Corporate Bonds		– 0	–	18,674,535			– 0	–	18,674,535
Commercial Mortgage-Backed Securities		– 0	–	6,552,150			8,359,213		14,911,363
Bank Loans		– 0	–	– 0	–		10,343,363		10,343,363
Local Governments – Municipal Bonds		– 0	–	10,252,377			– 0	–	10,252,377
Emerging Markets – Sovereigns		– 0	–	5,513,075			– 0	–	5,513,075
Quasi-Sovereigns		– 0	–	4,888,750			– 0	–	4,888,750
Preferred Stocks		2,336,249		2,045,453			– 0	–	4,381,702
Asset-Backed Securities		– 0	–	– 0	–		4,150,561		4,150,561
Collateralized Mortgage Obligations		– 0	–	– 0	–		3,199,181		3,199,181
Common Stocks		74,491		– 0	–		1,177,497		1,251,988
Governments – Sovereign Bonds		– 0	–	1,155,561			– 0	–	1,155,561
Options Purchased – Puts		– 0	–	– 0	–		70,508		70,508
Option Purchased – Call		– 0	–	– 0	–		42,334		42,334
Warrants		– 0	–	– 0	–		– 0	–^	– 0	–
Short-Term Investments		5,661,791		– 0	–		– 0	–	5,661,791

Total Investments in Securities		8,072,531		443,625,938	+		27,342,657		479,041,126
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts		– 0	–	160,438			– 0	–	160,438
Interest Rate Swap Contracts		– 0	–	194,499			– 0	–	194,499
Credit Default Swap Contracts		– 0	–	636,632			409,234		1,045,866
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(727,462)			– 0	–	(727,462)
Interest Rate Swap Contracts		– 0	–	(92,687)			– 0	–	(92,687)
Credit Default Swaptions		– 0	–	– 0	–		(23,659)		(23,659)
Credit Default Swap Contracts		– 0	–	(3,565,006)			– 0	–	(3,565,006)
Unfunded Loan Commitments		– 0	–	– 0	–		(141,844)		(141,844)

Total		$8,072,531		$440,232,352			$27,586,388		$475,891,271

238	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Small-Mid Cap Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$487,636,904		$	– 0	–	$	– 0	–	$487,636,904
Short-Term Investments	7,130,095			– 0	–		– 0	–	7,130,095

Total Investments in Securities	494,766,999			– 0	–		– 0	–	494,766,999
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$494,766,999		$	– 0	–	$	– 0	–	$494,766,999

Small-Mid Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$496,287,859		$	– 0	–	$	– 0	–	$496,287,859
Short-Term Investments	6,401,876			– 0	–		– 0	–	6,401,876

Total Investments in Securities	502,689,735			– 0	–		– 0	–	502,689,735
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$502,689,735		$	– 0	–	$	– 0	–	$502,689,735

Multi-Asset Real Return Portfolio***
Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Energy	$114,271,094		$72,163,450		$2,927,738		$189,362,282
Equity:Other	36,456,251		85,315,115		– 0	–	121,771,366
Materials	50,287,405		54,797,498		– 0	–	105,084,903
Retail	44,550,558		15,599,166		– 0	–	60,149,724
Residential	53,322,073		5,224,439		– 0	–	58,546,512
Office	22,245,996		11,696,231		– 0	–	33,942,227
Lodging	10,032,951		5,346,881		– 0	–	15,379,832
Industrials	– 0	–	7,079,188		– 0	–	7,079,188
Food Beverage & Tobacco	4,607,352		– 0	–	– 0	–	4,607,352
Inflation-Linked Securities	– 0	–	312,214,324		– 0	–	312,214,324
Investment Companies	– 0	–	9,515,715		– 0	–	9,515,715
Options Purchased – Puts	– 0	–	1,787,897		– 0	–	1,787,897
Short-Term Investments	4,895,524		– 0	–	– 0	–	4,895,524

Total Investments in Securities	340,669,204		580,739,904	+	2,927,738		924,336,846

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

Notes to Financial Statements

Multi-Asset Real Return Portfolio***
Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments**:
Assets:
Futures Contracts	$1,450,516		$	– 0	–	$	– 0	–	$1,450,516	#
Forward Currency Exchange Contracts	– 0	–		2,386,715			– 0	–	2,386,715
Total Return Swap Contracts	– 0	–		10,878,561			– 0	–	10,878,561
Liabilities:
Futures Contracts	(3,640,286)			– 0	–		– 0	–	(3,640,286	)#
Forward Currency Exchange Contracts	– 0	–		(2,631,194)			– 0	–	(2,631,194)

Total	$338,479,434			$591,373,986			$2,927,738		$932,781,158

Volatility Management Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$51,115,048		$	– 0	–	$51,115,048
Common Stocks:
Financials		3,353,079		5,212,824			– 0	–	8,565,903
Information Technology		4,923,448		653,302			– 0	–	5,576,750
Industrials		2,999,416		1,847,837			– 0	–	4,847,253
Consumer Staples		3,048,348		1,452,663			– 0	–	4,501,011
Health Care		3,133,633		1,285,019			– 0	–	4,418,652
Energy		3,279,095		1,097,866			– 0	–	4,376,961
Consumer Discretionary		2,845,827		1,434,040			– 0	–	4,279,867
Materials		962,725		1,478,776			– 0	–	2,441,501
Equity:Other		1,367,063		800,117			– 0	–	2,167,180
Telecommunication Services		865,211		734,265			– 0	–	1,599,476
Retail		1,178,459		417,578			– 0	–	1,596,037
Utilities		961,199		631,279			– 0	–	1,592,478
Office		711,515		633,926			– 0	–	1,345,441
Residential		1,188,429		153,406			– 0	–	1,341,835
Lodging		222,769		11,520			– 0	–	234,289
Investment Companies		4,900		1,521			– 0	–	6,421
Short-Term Investments
Investment Companies		180,151,296		– 0	–		– 0	–	180,151,296
U.S. Treasury Bill		– 0	–	1,999,981			– 0	–	1,999,981

Total Investments in Securities		211,196,412		70,960,968	+		– 0	–	282,157,380

240	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments**:
Assets:
Futures Contracts	$3,733		$	– 0	–	$	– 0	–	$3,733	#
Forward Currency Exchange Contracts	– 0	–		590,362			– 0	–	590,362
Total Return Swap Contracts	– 0	–		19,050			– 0	–	19,050
Liabilities:
Futures Contracts	(1,551,568)			– 0	–		– 0	–	(1,551,568	)#
Forward Currency Exchange Contracts	– 0	–		(981,788)			– 0	–	(981,788)
Total Return Swap Contracts	– 0	–		(31,088)			– 0	–	(31,088)

Total	$209,648,577			$70,557,504		$	– 0	–	$280,206,081

^	The Portfolio held a security with zero market value at period end.

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

***	Consolidated (see Note A).

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

Short Duration Bond Portfolio	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/10	$37,026,985		$18,158,640		$11,137,158
Accrued discounts/(premiums)	7,683		434		(4)
Realized gain (loss)	(15,240,400)		400		(2,942,954)
Change in unrealized appreciation/depreciation	17,549,258		3,923,294		6,110,498
Purchases	13,084,425		12,504,095		9,020,000
Sales	(16,593,688)		(1,402,391)		(6,949,757)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(14,370,602)		(2,197,546)		(188,211)

Balance as of 8/31/11	$21,463,661		$30,986,926		$16,186,730

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*	$190,147		$3,923,294		$974,768

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

Notes to Financial Statements

	TALF Loans			Total
Balance as of 8/31/10		$(30,844,320)		$35,478,463
Accrued discounts/(premiums)		– 0	–	8,113
Realized gain (loss)		– 0	–	(18,182,954)
Change in unrealized appreciation/ depreciation		– 0	–	27,583,050
Purchases/settlements		30,844,320		65,452,840
Sales		– 0	–	(24,945,836)
Transfers in to Level 3		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	(16,756,359)

Balance as of 8/31/11	$	– 0	–	$68,637,317

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*	$	– 0	–	$5,088,209

Intermediate Duration Bond Portfolio	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/10	$3,076,443		$46,293,782		$11,618,047
Accrued discounts/ (premiums)	824		54,377		470
Realized gain (loss)	(5,127,205)		2,732,116		(634,925)
Change in unrealized appreciation/depreciation	6,142,811		(1,398,944)		1,045,950
Purchases	7,059,842		9,089,839		– 0	–
Sales	(2,509,142)		(38,233,245)		(2,709,464)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 8/31/11	$8,643,573		$18,537,925		$9,320,078

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*	$(13,825)		$99,370		$355,588

	TALF Loans			Total
Balance as of 8/31/10
Accrued discounts/(premiums)		$(18,664,320)		$42,323,952
Realized gain (loss)		– 0	–	55,671
Change in unrealized appreciation/ depreciation		– 0	–	(3,030,014)
Purchases/settlements		– 0	–	5,789,817
Sales		18,664,320		34,814,001
Transfers in to Level 3		– 0	–	(43,451,851)
Transfers out of Level 3		– 0	–	– 0	–
Balance as of 8/31/11		– 0	–	– 0	–

	$	– 0	–	$36,501,576

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*	$	– 0	–	$441,133

242	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio	Asset- Backed Securities			Commercial Mortgage- Backed Securities		Total
Balance as of 8/31/10	$	– 0	–	$6,992,868		$6,992,868
Accrued discounts/(premiums)		12		(15,757)		(15,745)
Realized gain (loss)		– 0	–	397,956		397,956
Change in unrealized appreciation/depreciation		6,769		(352,286)		(345,517)
Purchases		1,467,031		4,914,065		6,381,096
Sales		– 0	–	(7,065,665)		(7,065,665)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 8/31/11		$1,473,812		$4,871,181		$6,344,993

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*		$6,769		$(26,879)		$(20,110)

High-Yield Portfolio	Corporates – Non-Investment Grades			Commercial Mortgage- Backed Securities		Bank Loans
Balance as of 8/31/10		$23,810,754		$4,928,247		$7,581,550
Accrued discounts/(premiums)		55,367		133,403		172,399
Realized gain (loss)		1,475,410		– 0	–	531,234
Change in unrealized appreciation/depreciation		(1,392,905)		(84,872)		(722,640)
Purchases		272,813		3,382,435		9,287,460
Sales		(22,474,522)		– 0	–	(6,506,640)
Transfers in to Level 3		30,188		– 0	–	– 0	–
Transfers out of Level 3		(1,777,105)		– 0	–	– 0	–

Balance as of 8/31/11	$	– 0	–	$8,359,213		$10,343,363

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*	$	– 0	–	$(84,872)		$(383,502)

	Asset- Backed Securities		Collateralized Mortgage Obligations		Common Stocks
Balance as of 8/31/10	$4,657,555		$3,200,554		$174,635
Accrued discounts/(premiums)	91,728		49,221		– 0	–
Realized gain (loss)	94,197		218,537		368,131
Change in unrealized appreciation/depreciation	(628,246)		(365,712)		230,258
Purchases	1,163,306		1,534,330		772,604
Sales	(1,227,979)		(1,437,749)		(368,131)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 8/31/11	$4,150,561		$3,199,181		$1,177,497

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*	$(535,298)		$(277,496)		$230,258

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Notes to Financial Statements

	Options Purchased – Puts			Options Purchased – Call			Warrants**
Balance as of 8/31/10	$	– 0	–	$	– 0	–		$161,168
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–		161,549
Change in unrealized appreciation/depreciation		(115,780)			(191,716)			(115,118)
Purchases		186,288			234,050			– 0	–
Sales		– 0	–		– 0	–		(207,599)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 8/31/11		$70,508			$42,334		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*		$(115,780)			$(191,716)		$	– 0	–

	Credit Default Swaptions			Credit Default Swap Contracts			Unfunded Loan Commitments			Total
Balance as of 8/31/10	$	– 0	–	$	– 0	–	$	– 0	–	$44,514,463
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–	502,118
Realized gain (loss)		– 0	–		– 0	–		– 0	–	2,849,058
Change in unrealized appreciation/depreciation		196,441			294,681			(37,478)		(2,933,087)
Purchases		– 0	–		– 0	–		(104,366)		16,728,920
Sales		(220,100)			– 0	–		– 0	–	(32,442,720)
Transfers in to Level 3		– 0	–		114,553			– 0	–	144,741
Transfers out of Level 3		– 0	–		– 0	–		– 0	–	(1,777,105)

Balance as of 8/31/11		$(23,659)			$ 409,234			$ (141,844)		$27,586,388

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*		$196,441			$294,681			$(37,478)		$(904,762)

Multi-Asset Real Return Portfolio	Energy			Total
Balance as of 8/31/10	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		(31,178)			(31,178)
Change in unrealized appreciation/depreciation		(277,789)			(277,789)
Purchases		4,094,128			4,094,128
Sales		(857,423)			(857,423)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 8/31/11		$2,927,738			$2,927,738

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/11*		$(277,789)			$(277,789)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The Portfolio held a security with zero market value at period end.

244	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Multi-Asset Real Return Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Certain expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets, while other expenses of the Trust are distributed equally among the Portfolios.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total portfolio operating expenses to .15% of average daily net assets for the Volatility Management Portfolio. For the year ended August 31, 2011, such reimbursement amounted to $33,070.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the year ended August 31, 2011, the Adviser reimbursed the High-Yield Portfolio $3,487 for trading losses incurred due to a trade entry error. During the year ended August 31, 2010, the Adviser reimbursed the International Growth Portfolio and Bond Inflation Protection Portfolio in the amounts of $2,055 and $40,508, respectively, for trading losses incurred due to a trade entry error.

246	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2011 is as follows:

Portfolio	Market Value August 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2011 (000)	Dividend Income (000)
U.S. Value	$15,636	$956,088	$928,802	$42,922	$55
U.S. Large Cap Growth	9,036	287,832	292,409	4,459	6
International Value	8,377	293,544	291,657	10,264	17
International Growth	16,754	298,156	310,693	4,217	10
Short Duration Bond	26,879	464,869	466,051	25,697	34
Intermediate Duration Bond	115,479	622,617	633,861	104,235	116
Bond Inflation Protection	4,138	241,325	221,503	23,960	8
High-Yield	0	135,282	129,620	5,662	5
Small-Mid Cap Value	6,705	199,382	198,957	7,130	11
Small-Mid Cap Growth	7,891	201,489	202,978	6,402	9
Multi-Asset Real Return	5,549	371,153	371,806	4,896	11
Volatility Management	151,708	246,868	218,425	180,151	273

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

Notes to Financial Statements

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the year ended August 31, 2011 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$3,107,680	$	– 0	–	$	– 0	–
U.S. Large Cap Growth	2,872,401		– 0	–		– 0	–
International Value	1,381,108		– 0	–		718
International Growth	1,826,686		– 0	–		884
Short Duration Bond	36,221		– 0	–		– 0	–
Intermediate Duration Bond	2,748		– 0	–		– 0	–
Bond Inflation Protection	18,871		– 0	–		– 0	–
High-Yield	6,536		– 0	–		– 0	–
Small-Mid Cap Value	1,202,041		– 0	–		– 0	–
Small-Mid Cap Growth	859,072		1,908			– 0	–
Multi-Asset Real Return	1,631,421		– 0	–		1,795
Volatility Management	85,668		– 0	–		– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the year ended August 31, 2011, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$1,375,312,552	$1,598,028,038
U.S. Large Cap Growth	1,999,979,057	2,348,871,325
International Value	639,067,527	703,491,614
International Growth	807,999,160	845,789,595
Short Duration Bond	498,546,772	239,480,714
Intermediate Duration Bond	237,850,330	311,855,169
Bond Inflation Protection	155,544,586	116,257,461
High-Yield	257,922,296	273,715,190
Small-Mid Cap Value	370,790,003	457,520,252
Small-Mid Cap Growth	436,168,678	647,734,974
Multi-Asset Real Return	976,755,645	1,386,265,476
Volatility Management	40,782,005	76,478,832

Purchases and sales of U.S. government securities for the year ended August 31, 2011, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Short Duration Bond		722,521,090			866,578,240
Intermediate Duration Bond		1,337,326,677			1,205,110,227
Bond Inflation Protection		243,526,240			266,060,741
High-Yield		22,742,162			13,202,054

248	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Purchases			Sales
Small-Mid Cap Value	$	– 0	–	– 0	–
Small-Mid Cap Growth		– 0	–	– 0	–
Multi-Asset Real Return		569,726,116		258,075,125
Volatility Management		56,800,182		58,058,743

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
U.S. Value	1,914,500,183	154,816,434	(136,885,905)	17,930,529
U.S. Large Cap Growth	1,776,301,971	287,085,578	(111,300,847)	175,784,731
International Value	1,075,103,158	59,707,907	(171,548,677)	(111,840,770)
International Growth	1,017,009,505	77,971,887	(79,875,601)	(1,903,714)
Short Duration Bond	1,275,698,346	18,490,003	(15,576,447)	2,913,556
Intermediate Duration Bond	1,338,296,554	72,433,504	(18,010,369)	54,423,135
Bond Inflation Protection	950,574,920	69,147,843	(1,830,274)	67,317,569
High Yield	469,944,936	32,799,532	(23,703,342)	9,096,190
Small-Mid Cap Value	489,550,109	46,760,492	(41,543,602)	5,216,890
Small-Mid Cap Growth	421,180,475	112,144,154	(30,634,894)	81,509,260
Multi-Asset Real Return	934,606,937	30,809,878	(31,444,939)	(635,061)
Volatility Management	280,663,438	5,206,303	(3,712,361)	1,493,942
1. Derivative Financial Instruments

Certain Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Certain Portfolios may buy or sell futures contracts for the purpose of hedging their Portfolios against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as

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Notes to Financial Statements

required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2011, the International Value Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held futures contracts for hedging and non-hedging purposes; International Growth Portfolio and High-Yield Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a

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contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the year ended August 31, 2011, the International Value Portfolio, International Growth Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio and Multi-Asset Real Return Portfolio held forward currency exchange contracts for hedging and non-hedging purposes; Short Duration Bond Portfolio, Volatility Management Portfolio and Intermediate Duration Bond Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result

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Notes to Financial Statements

in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended August 31, 2011, the High-Yield Portfolio held purchased options for hedging purposes and Multi-Asset Real Return Portfolio held purchased options for hedging and non-hedging purposes; the High-Yield Portfolio held written options and swaptions for hedging purposes.

For the year ended August 31, 2011, the High-Yield Portfolio had the following transactions in written options:

High-Yield Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/10	– 0	–	$	– 0	–
Options written	93,200,000			319,160
Options expired	(31,200,000)			(99,060)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 8/31/11	62,000,000			$220,100

•	Swap Agreements

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred

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Notes to Financial Statements

by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2011, the Intermediate Duration Bond Portfolio and Bond Inflation Protection Portfolio held interest rate swaps for non-hedging purposes. High-Yield Portfolio held interest rate swaps for hedging and non-hedging purposes.

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Notes to Financial Statements

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended August 31, 2011, the Intermediate Duration Bond Portfolio and Bond Inflation Protection Portfolio held credit default swaps for non-hedging purposes. High-Yield Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a

254	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At August 31, 2011, the Bond Inflation Protection Portfolio and High-Yield Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $5,000,000 and $51,038,000, with net unrealized appreciation/depreciation of $(309,168) and $(2,959,581), respectively, and terms of less than 6 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2011, the Multi-Asset Real Return Portfolio held total return swaps for hedging and non-hedging purposes; and Volatility Management Portfolio held total return swaps for non-hedging purposes.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of August 31, 2011, the Bond Inflation Protection Portfolio and the High-Yield Portfolio had interest rate swap contracts and credit default swap contracts in liability positions with net asset contingent features. The fair value of such interest rate swaps amounted to $1,628,713 and $92,687, respectively, and credit default swaps amounted to $309,168 and $3,565,006 respectively, at August 31, 2011. As of

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Notes to Financial Statements

August 31, 2011, the Volatility Management Portfolio had total return swap contracts in liability positions with net asset contingent features. The fair value of such total return swaps amounted to $31,088 at August 31, 2011.

At August 31, 2011, the Portfolios had entered into the following derivatives:

International Value Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$14,974,270	Unrealized depreciation of forward currency exchange contracts	$10,925,845

Equity contracts			Receivable/Payable for variation margin on futures contracts	451,091	*

Total		$14,974,270		$11,376,936

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$4,156,177	$1,662,338

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(174,423)	(141,176)

Total		$3,981,754	$1,521,162

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Notes to Financial Statements

For the year ended August 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $878,856,405, and average monthly original value of futures contracts was $7,198,154.

International Growth Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,171,738	Unrealized depreciation of forward currency exchange contracts	$1,766,686

Total		$ 2,171,738		$ 1,766,686

The effect of derivative instruments on the statement of operations for the year ended August 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$4,186,386	$2,408,802

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(734,247)	31,086

Total		$ 3,452,139	$ 2,439,888

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	257

Notes to Financial Statements

For the year ended August 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $739,500,768. For two months of the year, the average monthly original value of futures contracts was $14,836,604.

Short Duration Bond Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,112,310		Unrealized depreciation of forward currency exchange contracts	$1,709,462

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	387,110	*

Total		$2,499,420			$1,709,462

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$(106,344)	$402,848

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(99,023)	482,411

Total		$(205,367)	$885,259

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Notes to Financial Statements

For the year ended August 31, 2011, the average monthly original value of futures contracts was $367,689,026. For six months of the year, the average monthly principal amount of foreign currency exchange contracts was $132,872,298.

Intermediate Duration Bond Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,486,522		Unrealized depreciation of forward currency exchange contracts	$26,132

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	5,803	*

Credit contracts	Unrealized appreciation on credit default swap contracts	101,159

Total		$1,593,484			$26,132

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$ (258,832)	$1,460,390

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(383,848)	5,803

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(772,895)	$	– 0	–

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	583		101,159

Total		$(1,414,992)		$1,567,352

For ten months of the year ended August 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $31,933,111. For three months of the year, the average monthly notional amount of credit default swaps was $20,980,000 and the average monthly original value of futures contracts was $87,470,930. For seven months of the year, the average monthly notional amount of interest rate swaps was $76,380,000.

Bond Inflation Protection Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$957,423		Unrealized depreciation of forward currency exchange contracts	$1,567,738

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	183,641	*

Interest rate contracts				Unrealized depreciation on interest rate swap contracts	1,628,713

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Notes to Financial Statements

Bond Inflation Protection Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts			Unrealized depreciation on credit default swap contracts	$309,168

Total		$1,141,064		$3,505,619

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,551,829	$409,872

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(7,594,866)	318,161

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(153,898)	(1,628,713)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	2,375,067	1,164,300

Total		$(2,821,868)	$263,620

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	261

Notes to Financial Statements

For the year ended August 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $148,415,029, the average monthly notional amount of credit default swaps was $50,572,308 and the average monthly original value of futures contracts was $92,403,680. For ten months of the year, the average monthly notional amount of interest rate swaps was $64,137,000.

High-Yield Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$160,438	Unrealized depreciation of forward currency exchange contracts	$727,462

Foreign exchange contracts	Investments in securities, at value	70,508

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	194,499	Unrealized depreciation on interest rate swap contracts	92,687

Credit contracts	Unrealized appreciation on credit default swap contracts	1,045,866	Unrealized depreciation on credit default swap contracts	3,565,006

Credit contracts	Investments in securities, at value	42,334

Credit contracts			Options written, at value	23,659

Total		$1,513,645		$4,408,814

The effect of derivative instruments on the statement of operations for the year ended August 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(492,044)	$(554,620)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$	– 0	–	$(115,780)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts		(116,254)		– 0	–

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts		656,116		101,812

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts		19,227		(2,484,186)

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions		– 0	–	(191,716)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions		(199,620)		(43,009)

Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written		99,060		196,441

Total			$(33,515)		$(3,091,058)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	263

Notes to Financial Statements

For the year ended August 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $34,340,673 and the average monthly notional amount of credit default swaps was $30,754,256. For eleven months of the year, the average monthly cost of purchased options contracts was $85,814. For nine months of the year, the average monthly notional amount of interest rate swaps was $214,420,000. For four months of the year, the average monthly original value of futures contracts was $115,593.

Multi-Asset Real Return Portfolio**	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,386,715	Unrealized depreciation of forward currency exchange contracts	$2,631,194

Commodity contracts			Receivable/Payable for variation margin on futures contracts	837,404	*

Equity contracts			Receivable/Payable for variation margin on futures contracts	1,352,366	*

Equity contracts	Unrealized appreciation on total return swap contracts	10,878,561

Commodity contracts	Investments in securities, at value	1,787,897

Total		$15,053,173		$4,820,964

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

**	Consolidated (see Note A).

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The effect of derivative instruments on the statement of operations for the year ended August 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$5,779,956		$(3,937,975)

Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(6,751,702)		(837,404)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	– 0	–	(1,352,366)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	5,482,579		10,878,561

Commodity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	– 0	–	(362,589)

Total		$4,510,833		$4,388,227

For eleven months of the year, the average monthly principal amount of foreign currency exchange contracts was $170,990,438. For five months of the year, the average monthly cost of purchased options contracts was $1,859,246. For eight months of the year, the average monthly original value of futures contracts was $100,065,905 and the average monthly notional amount of total return swaps was $318,876,415.

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Notes to Financial Statements

Volatility Management Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$590,362	Unrealized depreciation of forward currency exchange contracts	$981,788

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	1,018,123	*

Equity contracts			Receivable/Payable for variation margin on futures contracts	529,712	*

Equity contracts	Unrealized appreciation on total return swap contracts	19,050	Unrealized depreciation on total return swap contracts	31,088

Total		$609,412		$2,560,711

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended August 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$270,223	$(391,426)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	5,629,350	(1,018,123)

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Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$23,390,444	$6,445,216

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	4,343,498	343,077

Total		$33,633,515	$5,378,744

For the year ended August 31, 2011, the average monthly notional amount of total return swaps was $33,124,064 and the average monthly original value of futures contracts was $176,949,554. For ten months of the year, the average monthly principal amount of foreign currency exchange contracts was $40,497,065.

2. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	267

Notes to Financial Statements

risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended August 31, 2011, the Intermediate Duration Bond Portfolio earned drop income of $354,309, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolios sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Portfolios enter into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended August 31, 2011, the average amount of reverse repurchase agreements outstanding for Short Duration Bond Portfolio and Bond Inflation Protection Portfolio were $235,789 and $305,014,134, respectively, and the daily weighted average interest rate was (0.25)% and 0.19%, respectively. During the year, the Bond Inflation Protection Portfolio received net interest payment from counterparties.

5. Loan Participations and Assignments

Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the

268	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

facility, the Portfolio will receive an additional funding fee. At August 31, 2011, the High-Yield Portfolio had the following such commitments:

Borrower	Principal	Commitment Fee Received
General Motors Holding, LLC.	$1,275,000	$822
Sealed Air	2,375,000	– 0	–

6. Term Asset-Backed Securities Loan Facility

Through May 12, 2011, certain Portfolios participated in the TALF program. Under the TALF program eligible borrowers obtained a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral was not recorded as a sale on a Portfolio’s records. The Portfolio agreed to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Portfolio was not required to pledge further collateral in the event that the value of the Eligible Securities transferred as collateral fell below the loan amount. The loan was prepayable in whole or in part at any time at the Portfolio’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Portfolio paid a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjected a Portfolio to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should a Portfolio be unable to repay a loan. Additionally, there was the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which a Portfolio was entitled. Under the TALF program, interest earned on collateral was used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder was applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Portfolio was required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan was measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

As of May 13, 2011 and the remainder of the reporting period, there were no TALF loans outstanding for the Portfolios. For the period September 1, 2010 through May 13, 2011, the following Portfolios participated in the TALF program:

Portfolio	Average Borrowing	Weighted Average Interest Rate
Short Duration Bond	$20,282,982	1.23%
Intermediate Duration Bond	11,807,037	1.23

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	269

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

U.S. Value
Shares sold	5,556,148	10,261,746	$45,546,543	$78,204,655

Shares issued in reinvestment of dividends	5,148,051	6,148,691	42,781,375	46,431,849

Shares redeemed	(37,024,831)	(36,098,186)	(319,719,081)	(288,019,021)

Net decrease	(26,320,632)	(19,687,749)	$(231,391,163)	$(163,382,517)

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

U.S. Large Cap Growth
Shares sold	4,041,461	11,547,049	$43,952,480	$112,180,236

Shares issued in reinvestment of dividends	1,871,161	2,526,264	20,138,612	24,398,886

Shares redeemed	(37,793,066)	(23,551,495)	(423,469,622)	(239,722,756)

Net decrease	(31,880,444)	(9,478,182)	$(359,378,530)	$(103,143,634)

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

International Value
Shares sold	5,086,828	12,826,634	$39,550,165	$95,760,071

Shares issued in reinvestment of dividends	5,686,368	3,855,573	45,343,296	26,785,903

Shares redeemed	(16,118,367)	(20,777,335)	(130,768,886)	(161,792,062)

Net decrease	(5,345,171)	(4,095,128)	$(45,875,425)	$(39,246,088)

270	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

International Growth
Shares sold	5,412,107	7,698,526	$48,706,511	$65,826,788

Shares issued in reinvestment of dividends	4,929,191	4,351,205	44,303,767	37,417,914

Shares redeemed	(13,637,684)	(18,009,127)	(122,916,179)	(157,640,024)

Net decrease	(3,296,386)	(5,959,396)	$(29,905,901)	$(54,395,322)

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Short Duration Bond
Shares sold	16,297,661	14,272,730	$155,826,491	$133,941,334

Shares issued in reinvestment of dividends	2,709,733	3,671,476	25,915,259	34,462,838

Shares redeemed	(12,427,329)	(10,140,430)	(119,083,079)	(96,120,934)

Net increase	6,580,065	7,803,776	$62,658,671	$72,283,238

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Intermediate Duration Bond
Shares sold	9,067,222	10,688,026	$95,848,768	$109,242,698

Shares issued in reinvestment of dividends and distributions	5,587,829	5,800,749	59,537,197	59,461,645

Shares redeemed	(20,061,680)	(19,286,792)	(216,016,457)	(201,303,098)

Net decrease	(5,406,629)	(2,798,017)	$(60,630,492)	$(32,598,755)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	271

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Bond Inflation Protection
Shares sold	5,807,022	7,721,772	$62,583,463	$79,305,813

Shares issued in reinvestment of dividends	1,856,390	762,532	19,696,303	7,815,953

Shares redeemed	(7,908,218)	(5,191,920)	(88,521,121)	(54,239,296)

Net increase (decrease)	(244,806)	3,292,384	$(6,241,355)	$32,882,470

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

High-Yield
Shares sold	2,237,376	1,930,971	$22,664,735	$18,387,901

Shares issued in reinvestment of dividends	4,690,921	4,884,045	47,357,542	45,864,332

Shares redeemed	(6,755,778)	(11,786,783)	(68,649,971)	(112,435,515)

Net increase (decrease)	172,519	(4,971,767)	$1,372,306	$(48,183,282)

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Small-Mid Cap Value
Shares sold	840,084	1,530,725	$9,008,600	$13,981,268

Shares issued in reinvestment of dividends	675,306	794,201	7,671,358	7,444,369

Shares redeemed	(8,770,162)	(15,445,924)	(102,568,396)	(151,976,566)

Net decrease	(7,254,772)	(13,120,998)	$(85,888,438)	$(130,550,929)

272	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

Small-Mid Cap Growth
Shares sold	358,088	1,228,281	$5,809,406	$13,488,899

Shares issued in reinvestment of dividends	163,587	219,063	2,621,006	2,538,112

Shares redeemed	(13,362,922)	(11,079,524)	(216,087,627)	(132,864,128)

Net decrease	(12,841,247)	(9,632,180)	$(207,657,215)	$(116,837,117)

	Shares		Amount
	Year Ended August 31, 2011*	Year Ended August 31, 2010	Year Ended August 31, 2011*	Year Ended August 31, 2010

Multi-Asset Real Return
Shares sold	4,784,248	2,947,333	$45,242,422	$24,304,281

Shares issued in reinvestment of dividends	8,546,303	3,285,660	76,523,004	26,734,353

Shares redeemed	(18,542,204)	(27,906,562)	(174,918,506)	(235,786,962)

Net decrease	(5,211,653)	(21,673,569)	$(53,153,080)	$(184,748,328)

*	Consolidated (see Note A).

	Shares			Amount
	Year Ended August 31, 2011	April 16, 2010(a) to August 31, 2010		Year Ended August 31, 2011	April 16, 2010(a) to August 31, 2010

Volatility Management
Shares sold	1,954,798	33,067,103		$20,347,850	$321,847,149

Shares issued in reinvestment of dividends and distributions	1,512,615	– 0	–	15,428,671	– 0	–

Shares redeemed	(7,581,898)	(1,262,969)		(80,430,374)	(11,837,272)

Net increase (decrease)	(4,114,485)	31,804,134		$(44,653,853)	$310,009,877

(a)	Commencement of operations.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	273

Notes to Financial Statements

NOTE E

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended August 31, 2009, the Intermediate Duration Bond Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $2,015,576. The Portfolio’s claim to these obligations subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of August 31, 2011, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $746,771 (37.05% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other

274	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AllianceBernstein Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	275

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 were as follows:

U.S. Value	2011	2010
Distributions paid from:
Ordinary income	$42,781,375	$46,431,849

Total distributions paid	$42,781,375	$46,431,849

U.S. Large Cap Growth	2011	2010
Distributions paid from:
Ordinary income	$20,138,612	$24,398,886

Total distributions paid	$20,138,612	$24,398,886

International Value	2011	2010
Distributions paid from:
Ordinary income	$45,343,296	$26,785,904

Total distributions paid	$45,343,296	$26,785,904

International Growth	2011	2010
Distributions paid from:
Ordinary income	$44,303,767	$37,417,914

Total distributions paid	$44,303,767	$37,417,914

Short Duration Bond	2011	2010
Distributions paid from:
Ordinary income	$25,915,259	$34,462,838

Total distributions paid	$25,915,259	$34,462,838

Intermediate Duration Bond	2011	2010
Distributions paid from:
Ordinary income	$56,723,779	$59,461,645
Long-term capital gains	$2,813,418	$ – 0	–

Total distributions paid	$59,537,197	$59,461,645

Bond Inflation Protection	2011	2010
Distributions paid from:
Ordinary income	$19,696,303	$7,815,952

Total distributions paid	$19,696,303	$7,815,952

High-Yield	2011	2010
Distributions paid from:
Ordinary income	$47,357,542	$45,864,332

Total distributions paid	$47,357,542	$45,864,332

276	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Small-Mid Cap Value	2011	2010
Distributions paid from:
Ordinary income	$7,671,358	$7,444,369

Total distributions paid	$7,671,358	$7,444,369

Small-Mid Cap Growth	2011	2010
Distributions paid from:
Ordinary income	$2,621,006	$2,538,112

Total distributions paid	$2,621,006	$2,538,112

Multi-Asset Real Return	2011	2010
Distributions paid from:
Ordinary income	76,523,004	$26,734,353

Total distributions paid	76,523,004	$26,734,353

Volatility Management	2011	2010
Distributions paid from:
Ordinary income	$9,131,254	$ – 0	–
Long-term capital gains	6,297,416	– 0	–

Total distributions paid	$15,428,670	$ – 0	–

As of August 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains		Accumulated Capital and Other Losses(c)		Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
U.S. Value	11,954,886	– 0	–	(697,500,757)		17,930,529	(667,615,342)
U.S. Large Cap Growth	5,314,538	– 0	–	(229,062,968)		175,784,731	(47,963,699)
International Value	13,783,543	– 0	–	(377,202,218)		(112,153,172)	(475,571,847)
International Growth	10,641,269	– 0	–	(348,276,037)		(1,754,775)	(339,389,543)
Short Duration Bond	2,480,461	– 0	–	(64,274,070)		2,950,651	(58,842,958)
Intermediate Duration Bond	12,732,324	14,155,364		(176,664)		54,831,145	81,542,169
Bond Inflation Protection	31,962,059	10,421,676		– 0	–	65,970,474	108,354,209
High Yield	167,979	– 0	–	(45,848,471)		9,257,755	(36,422,737)
Small-Mid Cap Value	1,717,567	– 0	–	(4,434,248)		5,216,890	2,500,209
Small-Mid Cap Growth	466,414	109,065,242		– 0	–	81,509,260	191,040,916
Multi-Asset Real Return	34,299,040	– 0	–	(257,380,621)		(497,185)	(223,578,766)
Volatility Management	1,275,063	16,429,893		– 0	–	1,397,903	19,102,859

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	277

Notes to Financial Statements

(a)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, swap income (loss) accrual, return of capital distributions, the tax treatment of partnerships, derivatives, real estate investment trusts (REITs), inflation-protected securities (TIPs) and passive foreign investment companies (PFICs), and the tax treatment of earnings from a wholly-owned subsidiary.

(b)

The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to interest on defaulted securities, offering costs, and the tax treatment of earnings from a wholly-owned subsidiary.

(c)

Net capital losses and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. Short Duration Bond elects to defer $14,597,721 of capital losses and High Yield elects to defer $188,512 of currency losses that are deemed to arise on September 1, 2011. At August 31, 2011, Short Duration Bond deferred $4,431,539 in straddle losses, Intermediate Duration Bond deferred $176,664 in straddle losses, and High Yield deferred $18,399 in straddle losses. Additionally, on August 31, 2011 the Portfolios had capital loss carryforwards for federal income tax purposes.

During the fiscal year ended August 31, 2011, certain Portfolios utilized capital loss carryforwards from prior years. The following Portfolios have capital loss carryforwards remaining as of August 31, 2011 for federal income tax purposes that may be used to offset future gains:

	Capital Loss Carryforwards Utilized		Total Capital Losses Available At August 31, 2011
U.S. Value	140,848,707		697,500,757
U.S. Large Cap Growth	258,162,155		229,062,968
International Value	1,656,725		377,202,218
International Growth	62,439,461		348,276,037
Short Duration Bond	– 0	–	45,244,810
Intermediate Duration Bond	885,748		– 0	–
Bond Inflation Protection	1,405,495		– 0	–
High Yield	17,699,261		45,641,560
Small-Mid Cap Value	83,244,565		4,434,248
Small-Mid Cap Growth	60,936,184		– 0	–
Multi-Asset Real Return	176,469,245		257,380,621
Volatility Management	11,546,824		– 0	–

The total capital loss carryforwards shown above for each Portfolio will expire in future years, as follows:

	Capital Losses Expiring in 2014		Capital Losses Expiring in 2015		Capital Losses Expiring in 2016		Capital Losses Expiring in 2017	Capital Losses Expiring in 2018	Capital Losses Expiring in 2019
U.S. Value	$	– 0 –	$	– 0 –	$	– 0 –	$64,313,432	$633,187,325	$	– 0 –
U.S. Large Cap Growth		– 0 –		– 0 –		– 0 –	50,297,127	178,765,841		– 0 –
International Value		– 0 –		– 0 –		– 0 –	51,400,581	325,801,637		– 0 –

278	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Capital Losses Expiring in 2014		Capital Losses Expiring in 2015		Capital Losses Expiring in 2016		Capital Losses Expiring in 2017	Capital Losses Expiring in 2018	Capital Losses Expiring in 2019
International Growth	$	– 0 –	$	– 0 –	$	– 0 –	$45,345,293	$302,930,744	$	– 0 –
Short Duration Bond		529,195		3,562,331		1,756,801	19,308,695	11,669,892		8,417,896
Intermediate Duration Bond		– 0 –		– 0 –		– 0 –	– 0 –	– 0 –		– 0 –
Bond Inflation Protection		– 0 –		– 0 –		– 0 –	– 0 –	– 0 –		– 0 –
High Yield		– 0 –		– 0 –		– 0 –	310,972	45,330,588		– 0 –
Small-Mid Cap Value		– 0 –		– 0 –		– 0 –	– 0 –	4,434,248		– 0 –
Small-Mid Cap Growth		– 0 –		– 0 –		– 0 –	– 0 –	– 0 –		– 0 –
Multi-Asset Real Return		– 0 –		– 0 –		– 0 –	– 0 –	257,380,621		– 0 –
Volatility Management		– 0 –		– 0 –		– 0 –	– 0 –	– 0 –		– 0 –

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, primarily due to foreign currency reclassifications, the tax treatment of partnerships, consent fees, periodic payments on swap contracts, foreign capital gains tax, nondeductible excise tax and offering costs, the tax treatment of earnings from a wholly-owned subsidiary, reclassification of distributions from investments in real estate investment trusts (REITs), paydowns, the tax treatment of passive foreign investment companies (PFICs), and dividend redesignations, are reflected as an adjustment to the components of capital as of August 31, 2011 as shown below:

	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) On Investment and Foreign Currency Transactions
U.S. Value	$	– 0	–	$(197,341)	$197,341
U.S. Large Cap Growth		(23,514)		(570,968)	594,482
International Value		– 0	–	7,108,217	(7,108,217)
International Growth		– 0	–	3,421,548	(3,421,548)
Short Duration Bond		– 0	–	(618,896)	618,896

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	279

Notes to Financial Statements

	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) On Investment and Foreign Currency Transactions
Intermediate Duration Bond	$	– 0	–	$474,997	$(474,997)
Bond Inflation Protection		– 0	–	(6,847,334)	6,847,334
High Yield		(3,487)		(1,134,125)	1,137,612
Small-Mid Cap Value		– 0	–	60,182	(60,182)
Small-Mid Cap Growth		– 0	–	(30,251)	30,251
Multi-Asset Real Return		1,863,346		52,106,390	(53,969,736)
Volatility Management		8,054		(164,516)	156,462

NOTE G

New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

280	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Value
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 7.18	$ 7.22	$ 9.27	$ 12.44	$ 11.41

Income From Investment Operations
Net investment income(a)	.18	.16	.21	.31	.31
Net realized and unrealized gain (loss) on investment transactions	.77	(.03)	(2.03)	(2.75)	1.22

Net increase (decrease) in net asset value from operations	.95	.13	(1.82)	(2.44)	1.53

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.17)	(.23)	(.31)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(b)	(.42)	(.20)

Total dividends and distributions	(.16)	(.17)	(.23)	(.73)	(.50)

Net asset value, end of period	$ 7.97	$ 7.18	$ 7.22	$ 9.27	$ 12.44

Total Return
Total investment return based on net asset value(c)	13.21%	1.64%	(19.36)%	(20.55)%	13.55%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,943	$1,938	$2,091	$2,521	$2,573
Ratio to average net assets of:
Expenses	.01	%(d)	.01%	.02%	.02%	.02%
Net investment income	2.14	%(d)	2.09%	3.23%	2.93%	2.49%
Portfolio turnover rate	65%	73%	59%	20%	22%

See footnote summary on page 292.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	281

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Large Cap Growth
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.94	$ 9.25	$ 11.08	$ 12.47	$ 11.09

Income From Investment Operations
Net investment income(a)	.12	.11	.11	.10	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.70	(.31)	(1.83)	(1.04)	1.57

Net increase (decrease) in net asset value from operations	1.82	(.20)	(1.72)	(.94)	1.67

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.11)	(.11)	(.10)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.35)	(.20)

Total dividends and distributions	(.10)	(.11)	(.11)	(.45)	(.29)

Net asset value, end of period	$ 10.66	$ 8.94	$ 9.25	$ 11.08	$ 12.47

Total Return
Total investment return based on net asset value(c)	20.35	%*	(2.23	)%*	(15.41)%	(8.06)%	15.23%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,953	$1,924	$2,078	$2,532	$2,608
Ratio to average net assets of:
Expenses	.02	%(d)	.01%	.02%	.02%	.02%
Net investment income	1.09	%(d)	1.13%	1.40%	.86%	.80%
Portfolio turnover rate	91%	81%	108%	93%	92%

See footnote summary on page 292.

282	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Value
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 6.93	$ 7.50	$ 10.37	$ 14.88	$ 13.84

Income From Investment Operations
Net investment income(a)	.24	.21	.23	.45	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(.60)	(2.55)	(3.18)	2.29
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.37	(.39)	(2.32)	(2.73)	2.71

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.18)	(.19)	(.43)	(.55)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.36)	(1.35)	(1.12)

Total dividends and distributions	(.32)	(.18)	(.55)	(1.78)	(1.67)

Net asset value, end of period	$ 6.98	$ 6.93	$ 7.50	$ 10.37	$ 14.88

Total Return
Total investment return based on net asset value(c)	4.82%	(5.15)%	(20.71)%	(20.92)%	20.64%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$984	$1,013	$1,127	$1,228	$1,316
Ratio to average net assets of:
Expenses	.04	%(d)	.04%	.06%	.07%	.08%
Net investment income	3.00	%(d)	2.70%	3.56%	3.49%	2.89%
Portfolio turnover rate	58%	60%	56%	31%	31%

See footnote summary on page 292.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	283

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.18	$ 8.12	$ 11.27	$ 13.98	$ 12.54

Income From Investment Operations
Net investment income(a)	.19	.19	.23	.38	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	.16	(3.11)	(1.89)	1.86
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.45	.35	(2.88)	(1.51)	2.20

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.29)	(.27)	(.38)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(b)	(.82)	(.49)

Total dividends and distributions	(.36)	(.29)	(.27)	(1.20)	(.76)

Net asset value, end of period	$ 8.27	$ 8.18	$ 8.12	$ 11.27	$ 13.98

Total Return
Total investment return based on net asset value(c)	5.15%	4.20%	(25.32)%	(12.46)%	18.08%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,022	$1,037	$1,078	$1,246	$1,329
Ratio to average net assets of:
Expenses	.04	%(d)	.03%	.05%	.06%	.07%
Net investment income	2.15	%(d)	2.27%	3.19%	2.81%	2.50%
Portfolio turnover rate	73%	119%	111%	85%	82%

See footnote summary on page 292.

284	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Year Ended August 31,
	2011		2010	2009	2008	2007

Net asset value, beginning of period	$ 9.56		$ 9.26	$ 9.37	$ 9.87	$ 9.93

Income From Investment Operations
Net investment income(a)	.17		.25	.36	.46	.52
Net realized and unrealized gain (loss) on investment transactions	.05		.32	(.08)	(.49)	(.08)

Net increase (decrease) in net asset value from operations	.22		.57	.28	(.03)	.44

Less: Dividends
Dividends from net investment income	(.19)		(.27)	(.39)	(.47)	(.50)

Net asset value, end of period	$ 9.59		$ 9.56	$ 9.26	$ 9.37	$ 9.87

Total Return
Total investment return based on net asset value(c)	2.36%		6.26%	3.14%	(.40)%	4.51%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,286		$1,218	$1,108	$1,299	$1,272
Ratio to average net assets of:
Expenses	.05	%(d)	.12%	.04%	.03%	.02%
Expenses, excluding interest expense and TALF administration fee	.03	%(d)	.02%	.03%	.03%	.02%
Expenses, excluding interest expense	.03	%(d)	.03%	.04%	.03%	.02%
Net investment income	1.75	%(d)	2.64%	4.06%	4.75%	5.23%
Portfolio turnover rate	88%		130%	153%	116%	138%

See footnote summary on page 292.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	285

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Intermediate Duration Bond
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.78	$ 9.98	$ 9.70	$ 9.87	$ 9.86

Income From Investment Operations
Net investment income(a)	.41	.45	.51	.50	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15	.80	.33	(.16)	.00	(b)

Net increase in net asset value from operations	.56	1.25	.84	.34	.49

Less: Dividends and Distributions
Dividends from net investment income	(.43)	(.45)	(.56)	(.51)	(.48)
Distributions from net realized gain on investment transactions	(.03)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.45)	(.56)	(.51)	(.48)

Net asset value, end of period	$ 10.88	$ 10.78	$ 9.98	$ 9.70	$ 9.87

Total Return
Total investment return based on net asset value(c)	5.38%	12.84%	9.26%	3.51%	5.03%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,307	$1,353	$1,281	$1,654	$1,600
Ratio to average net assets of:
Expenses	.03	%(d)	.13%	.04%	.03%	.04%
Expenses, excluding interest expenses and TALF administration fee	.02	%(d)	.02%	.03%	.03%	.04%
Expenses, excluding interest expense	.02	%(d)	.03%	.04%	.03%	.04%
Net investment income	3.87	%(d)	4.38%	5.47%	5.01%	5.01%
Portfolio turnover rate	114%	94%	108%	114%	236%

See footnote summary on page 292.

286	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Bond Inflation Protection
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.70	$ 9.91	$ 10.74	$ 9.99	$ 9.91

Income From Investment Operations
Net investment income(a)	.68	.34	.04	.69	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	.58	(.19)	.52	(.06)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	1.08	.92	(.15)	1.21	.43

Less: Dividends
Dividends from net investment income	(.32)	(.13)	(.68)	(.46)	(.35)

Net asset value, end of period	$ 11.46	$ 10.70	$ 9.91	$ 10.74	$ 9.99

Total Return
Total investment return based on net asset value(c)	10.28%	9.31%	(.88)%	12.45%	4.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$712,731	$667,764	$586,321	$688,918	$643,549
Ratio to average net assets of:
Expenses	.12	%(d)	.07%	.04%	.04%	.04%
Expenses, excluding interest expense	.04	%(d)	.04%	.04%	.04%	.04%
Net investment income	6.21	%(d)	3.25%	.44%	6.63%	4.98%
Portfolio turnover rate	39%	21%	20%	9%	12%

See footnote summary on page 292.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	287

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High-Yield
Year Ended August 31,

2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.85	$ 8.51	$ 8.87	$ 9.89	$ 9.99

Income From Investment Operations
Net investment income(a)	.87	.89	.81	.78	.77
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.08)	1.33	(.38)	(1.03)	(.15)
Contributions from Adviser	.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.79	2.22	.43	(.25)	.62

Less: Dividends
Dividends from net investment income	(.93)	(.88)	(.79)	(.77)	(.72)

Net asset value, end of period	$ 9.71	$ 9.85	$ 8.51	$ 8.87	$ 9.89

Total Return
Total investment return based on net asset value(c)	8.07%	27.01%	7.25%	(2.76)%	6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$482,423	$487,751	$463,400	$526,850	$495,833
Ratio to average net assets of:
Expenses	.07	%(d)	.05%	.06%	.05%	.06%
Net investment income	8.53	%(d)	9.29%	11.13%	8.19%	7.50%
Portfolio turnover rate	55%	34%	40%	25%	49%

See footnote summary on page 292.

288	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.08	$ 8.10	$ 11.19	$ 12.79	$ 11.08

Income From Investment Operations
Net investment income(a)	.15	.11	.14	.19	.24
Net realized and unrealized gain (loss) on investment transactions	1.30	.99	(2.34)	(.96)	1.80

Net increase (decrease) in net asset value from operations	1.45	1.10	(2.20)	(.77)	2.04

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.12)	(.14)	(.18)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.75)	(.65)	(.10)

Total dividends and distributions	(.15)	(.12)	(.89)	(.83)	(.33)

Net asset value, end of period	$ 10.38	$ 9.08	$ 8.10	$ 11.19	$ 12.79

Total Return
Total investment return based on net asset value(c)	15.84%	13.56%	(16.76)%	(6.29)%	18.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$497,049	$500,525	$553,145	$685,788	$648,401
Ratio to average net assets of:
Expenses	.04	%(d)	.04%	.04%	.04%	.04%
Net investment income	1.36	%(d)	1.20%	2.00%	1.67%	1.93%
Portfolio turnover rate	65%	54%	60%	38%	33%

See footnote summary on page 292.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	289

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.77	$ 10.18	$ 12.62	$ 14.79	$ 11.84

Income From Investment Operations
Net investment income(a)	.07	.05	.04	.05	.06
Net realized and unrealized gain (loss) on investment transactions	4.32	1.59	(2.44)	(.78)	3.16
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.01	.00	(b)

Net increase (decrease) in net asset value from operations	4.39	1.64	(2.40)	(.72)	3.22

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.05)	(.04)	(.06)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.39)	(.23)

Total dividends and distributions	(.07)	(.05)	(.04)	(1.45)	(.27)

Net asset value, end of period	$ 16.09	$ 11.77	$ 10.18	$ 12.62	$ 14.79

Total Return
Total investment return based on net asset value(c)	37.31	%*	16.13%	(18.97)%	(5.84)%	27.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$504,936	$520,593	$548,279	$686,291	$668,771
Ratio to average net assets of:
Expenses	.04	%(d)	.04%	.05%	.04%	.05%
Net investment income	.43	%(d)	.46%	.49%	.39%	.45%
Portfolio turnover rate	75%	91%	107%	88%	88%

See footnote summary on page 292.

290	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Multi-Asset Real Return
Year Ended August 31,
2011**	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.57	$ 7.68	$ 9.56	$ 13.90	$ 13.14

Income From Investment Operations
Net investment income(a)	.24	.28	.28	.36	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.06	.83	(2.11)	(2.32)	1.59

Net increase (decrease) in net asset value from operations	1.30	1.11	(1.83)	(1.96)	1.86

Less: Dividends and Distributions
Dividends from net investment income	(.74)	(.22)	(.05)	(1.33)	(.58)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(.52)

Total dividends and distributions	(.74)	(.22)	(.05)	(2.38)	(1.10)

Net asset value, end of period	$ 9.13	$ 8.57	$ 7.68	$ 9.56	$ 13.90

Total Return
Total investment return based on net asset value(c)	15.42%	14.68%	(19.25)%	(17.38)%	14.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$937,281	$925,042	$994,537	$1,132,381	$1,203,895
Ratio to average net assets of:
Expenses	.05	%(d)	.03%	.05%	.07%	.06%
Net investment income	2.52	%(d)	3.43%	4.46%	3.11%	1.90%
Portfolio turnover rate	156%	57%	76%	46%	49%
See footnote summary on page 292.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	291

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Volatility Management
	Year Ended August 31, 2011	April 16, 2010(e) to August 31, 2010

Net asset value, beginning of period	$ 9.31	$ 10.00

Income From Investment Operations
Net investment income(a)(f)	.09	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.36	(.73)

Net increase (decrease) in net asset value from operations	1.45	(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	– 0	–
Distributions from net realized gain on investment transactions	(.41)	– 0	–

Total dividends and distributions	(.49)	– 0	–

Net asset value, end of period	$ 10.27	$ 9.31

Total Return
Total investment return based on net asset value(c)	15.61%	(6.90)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$284,383	$296,252
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.15%	.15	%(g)
Expenses, before waivers/reimbursements(d)	.16%	.21	%(g)
Net investment income(d)(f)	.88%	1.06	%(g)
Portfolio turnover rate	81%	51%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Commencement of operations

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

(g)	Annualized

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the U.S. Large Cap Growth Portfolio for the years ended August 31, 2011 and August 31, 2010 by 0.01% and 0.01%, respectively, and of the Small-Mid Cap Growth Portfolio for the year ended August 31, 2011 by 0.01%.

**	Consolidated (see Note A).

See notes to financial statements.

292	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The AllianceBernstein Pooling Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The AllianceBernstein Pooling Portfolios (comprising, respectively, the AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio (formerly, AllianceBernstein Global Real Estate Investment Portfolio) and AllianceBernstein Volatility Management Portfolio, collectively the “Fund”), as of August 31, 2011, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended (the year then ended and the period April 16, 2010 (commencement of operations) through August 31, 2010 for AllianceBernstein Volatility Management Portfolio) and the statement of cash flows for the year ended August 31, 2011 for AllianceBernstein Bond Inflation Protection Portfolio. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended August 31, 2009, were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	293

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The AllianceBernstein Pooling Portfolios at August 31, 2011, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended (the year then ended and the period April 16, 2010 (commencement of operations) through August 31, 2010 for AllianceBernstein Volatility Management Portfolio) and the cash flows (for AllianceBernstein Bond Inflation Protection Portfolio) for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2011

294	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended August 31, 2011. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Portfolio	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
U.S. Value Portfolio	88.84%	0.00%
U.S. Large Cap Growth Portfolio	82.89%	0.00%
International Value Portfolio	0.00%	0.00%
International Growth Portfolio	0.00%	0.00%
Short Duration Bond Portfolio	0.00%	98.74%
Intermediate Duration Bond Portfolio	0.00%	73.06%
Bond Inflation Protection Portfolio	0.00%	100.00%
High-Yield Portfolio	0.85%	72.31%
Small-Mid Cap Value Portfolio	77.54%	0.00%
Small-Mid Cap Growth Portfolio	100.00%	0.00%
Multi-Asset Real Return Portfolio	2.16%	5.45%
Volatility Management	9.71%	3.40%

For the taxable year ended August 31, 2011, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Portfolio	Qualified Dividend Income
U.S. Value Portfolio	$45,258,397
U.S. Large Cap Growth Portfolio	21,298,036
International Value Portfolio	34,668,597
International Growth Portfolio	19,862,986
Short Duration Bond Portfolio	– 0 –
Intermediate Duration Bond Portfolio	– 0 –
Bond Inflation Protection Portfolio	– 0 –
High-Yield Portfolio	373,460
Small-Mid Cap Value Portfolio	6,181,017
Small-Mid Cap Growth Portfolio	2,651,121
Multi-Asset Real Return Portfolio	4,986,948
Volatility Management	2,204,926

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	295

2011 Federal Tax Information

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Henry S. D’Auria, Vice President

Sergey Davalchenko, Vice President

Drew W. Demakis, Vice President

Paul J. DeNoon, Vice President

Jon P. Denfeld, Vice President

Scott A. DiMaggio, Vice President

Gershon M. Distenfeld, Vice

President

Joseph R. Elegante, Vice President

Sharon E. Fay, Vice President

Eric J. Franco, Vice President

Gareth C. Jenkins, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Jason P. Ley, Vice President

Joshua B. Lisser, Vice President

Daniel J. Loewy, Vice President

James W. MacGregor, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Teresa Marziano, Vice President

Seth J. Masters, Vice President

Joel J. McKoan, Vice President

Michael L. Mon, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

John D. Phillips, Vice President

David F. Randell, Vice President

Jonathan E. Ruff, Vice President

Laurent Saltiel, Vice President

Matthew S. Sheridan, Vice President

Kevin F. Simms, Vice President

Christopher M. Toub, Vice

President

Wen-Tse Tseng, Vice President

P. Scott Wallace, Vice President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

David Yuen, Vice President

Jean-Francois Van de Walle, Vice

President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

296	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Mr. Drew W. Demakis, Mr. Joshua B. Lisser, Ms. Teresa Marziano, Mr. Jonathan E. Ruff and Mr. Greg J. Wilensky are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx, Mr. John D. Phillips and Mr. David Yuen are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Senior Investment Management Team. Ms. Sharon E. Fay, Mr. Henry S. D’Auria, Mr. Eric J. Franco and Mr. Kevin F. Simms are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Joseph R. Elegante, Mr. Jason P. Ley, Mr. David F. Randell and Mr. P. Scott Wallace are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Large Cap Growth Team. Mr. Sergey Davalchenko, Mr. Gareth C. Jenkins and Mr. Laurent Saltiel are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AllianceBernstein Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Seth J. Masters and Mr. Daniel J. Loewy are primarily responsible for the day-to-day management of the Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	297

Trustees

MANAGEMENT OF THE FUND

Trustee Information

The business and affairs of the Trust are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

298	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 79 (2005)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

John H. Dobkin, # 69 (2005)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	99	None

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	299

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund, Inc., The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

300	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	301

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	99	None

302	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	99	None

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	303

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

304	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Henry S. D’Auria 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Sergey Davalchenko 36	Vice President	Vice President of the Adviser,** with which he has been associated since January 2011. Prior thereto, he was a senior international analyst at Global Currents Investment Management, a subsidiary of Legg Mason from April 2008 to January 2011. Previously, he was a portfolio manager at Fenician Capital Management, where he was a partner from 2006 to June 2007. Prior thereto, he was associated with the State of Wisconsin Investment since prior to 2006.

Drew W. Demakis 48	Vice President	Senior Vice President of the Adviser,** with which he was associated since prior to 2006.

Jon P. Denfeld 41	Vice President	Vice President of the Adviser** since May 2008. Prior thereto, he was a Senior U.S. Portfolio Manager for UBS Global Asset Management from 2006 to 2007. Prior thereto, he was a Portfolio Manager for Shay Asset Management since prior to 2006.

Paul J. DeNoon 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Scott A. DiMaggio 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	305

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Gershon M. Distenfeld 35	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Joseph R. Elegante 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Sharon E. Fay 51	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Eric J. Franco 51	Vice President	Senior Vice President of the Adviser,** with which he has been association since prior to 2006.

Gareth C. Jenkins 39	Vice President	Vice President of AllianceBernstein Limited**, with which he has been associated since 2007. Prior thereto, he was a special opportunities analyst and technology and telecom analyst at Insight Investment since prior to 2006.

Shawn E. Keegan 40	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2006.

N. Kumar Kirpalani 57	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Samantha S. Lau 39	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Jason P. Ley 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Joshua B. Lisser 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Daniel J. Loewy 37	Vice President	Senior Vice President of the Adviser,** with which he has been associated since 2006.

James W. MacGregor 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Alison M. Martier 54	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Christopher W. Marx 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

306	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Teresa Marziano 57	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Seth J. Masters 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Joel J. McKoan 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Michael L. Mon 42	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2006.

Joseph G. Paul 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Douglas J. Peebles 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

John D. Phillips 64	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

David F. Randell 47	Vice President	Senior Vice President of the Adviser,** since 2007. Prior thereto, he was a principal and member of the Investment Committee of GTCR Golder Rauner LLC, a leading private equity firm, since prior to 2006.

Jonathan E. Ruff 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Laurent Saltiel 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since June 2010. Prior thereto, he had been associated with Janus Capital as an international portfolio manager. since prior to 2006.

Matthew S. Sheridan 36	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2006.

Kevin F. Simms 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Christopher M. Toub 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	307

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Wen-Tse Tseng 45	Vice President	Vice President of the Adviser,** with which he has been associated since March 2006. Prior thereto, he was the healthcare-sector portfolio manager for the small-cap growth team at William D. Witter since prior to 2006.

Jean-Francois Van de Walle	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

P. Scott Wallace 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Andrew J. Weiner 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Greg J. Wilensky 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

David Yuen 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Vadim Zlotnikov 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS,** with which she has been associated since prior to 2006.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and AllianceBernstein Limited are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

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Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on May 3-5, 2011:1

•	AllianceBernstein U.S. Value Portfolio
•	AllianceBernstein U.S. Large Cap Growth Portfolio
•	AllianceBernstein Multi-Asset Real Return Portfolio (prior to December 31, 2010 named AllianceBernstein Global Real Estate Investment Portfolio)
•	AllianceBernstein International Value Portfolio
•	AllianceBernstein International Growth Portfolio
•	AllianceBernstein Small-Mid Cap Value Portfolio
•	AllianceBernstein Small-Mid Cap Growth Portfolio
•	AllianceBernstein Volatility Management Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of a Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee (zero) for the Portfolios was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies sponsored by the Adviser (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that no advisory fee is payable by any of the Portfolios, although the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AllianceBernstein Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	309
1	This disclosure does not relate to AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, or AllianceBernstein High-Yield Portfolio.

Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors that are shareholders of the Portfolios). The trustees noted that the current Pooling Investors in the Portfolios are registered investment companies sponsored by the Adviser and an unaffiliated institutional investor.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein funds. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates. Requests for these reimbursements require the trustees’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolios to the Adviser than the fee rate stated in the Advisory

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Agreement (zero). The trustees noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that to date they have approved reimbursements for AllianceBernstein Volatility Management Portfolio only. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolios, and that the profitability methodology attributed revenues and expenses to the Portfolios relating to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees noted that the Adviser’s relationship with AllianceBernstein Volatility Management Portfolio (inception April 2010) was not profitable to it in 2010. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each other Portfolio in 2009 and 2010 was not unreasonable. The trustees noted that the Adviser bears certain costs in order to provide services to each Portfolio.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received or to be received by the Trust’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	311

owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies, and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The trustees noted that the Adviser is party to a program agreement with the Pooling Investor that is an unaffiliated institutional investor and receives program fees for advisory, distribution, recordkeeping and other services provided by it and its subsidiaries. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. As discussed in more detail below, the trustees also noted that the Adviser is compensated by the Pooling Investors for providing advisory services to them. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meetings, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the May 2011 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio (other than Volatility Portfolio) as compared with an index, in each case for the 1-, 3- and 5-year periods ended February 28, 2011 and (in the case of comparisons with the index) the since inception period (May 2005 inception). In the case of AllianceBernstein Volatility Management Portfolio (April 2010 inception), the performance was for the since inception period ended February 28, 2011.

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas performance information for the Portfolios reflects their advisory fee of zero.

AllianceBernstein U.S. Value Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 5-year period. The Portfolio lagged the Russell 1000 Value Index (the “Index”) in all periods. The trustees also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the

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Index. The trustees also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve the investment performance of its equity services. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to advise the Portfolio. The trustees determined to continue to closely monitor the Portfolio’s performance.

AllianceBernstein U.S. Large Cap Growth Portfolio

The trustees noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio lagged the Index in all periods. The trustees also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had outperformed the Russell 1000 Growth Index (the “Index”). The trustees also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve the investment performance of its equity services. Based on their review, the trustees concluded that the Portfolio’s performance was acceptable.

AllianceBernstein Multi-Asset Real Return Portfolio

The trustees noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and 4th out of 4 of the Performance Group and in the 4th quintile of the Performance Universe for the 5-year period. The Portfolio outperformed the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index in the 1- and 3-year periods but lagged that index in the 5-year and the since inception periods. The Portfolio also outperformed the Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index in all periods. Based on their review, the trustees concluded that the Portfolio’s recent performance was satisfactory. The trustees also noted that at their September 2010 meeting they had approved modifications to the Portfolio’s investment strategy and policies, including a new benchmark, the MSCI AC World Commodity Producers Index, and a name change to AllianceBernstein Multi-Asset Real Return Portfolio from AllianceBernstein Global Real Estate Investment Portfolio, effective December 31, 2010. As a result, the Portfolio’s investment performance prior to December 2010 was not likely to be representative of performance under the new investment strategy.

AllianceBernstein International Value Portfolio

The trustees noted that the Portfolio was 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 1-year period, and

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	313

3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 3- and 5-year periods. The Portfolio lagged the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”) in all periods. The trustees also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had lagged the Index. The trustees also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve the investment performance of its equity services. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser, the trustees retained confidence in the Adviser’s ability to manage the Portfolio. The trustees determined to continue to closely monitor the Portfolio’s performance.

AllianceBernstein International Growth Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, and 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 3- and 5-year periods. The Portfolio lagged the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (Net) (the “Index”) in all periods. The trustees also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Portfolio had lagged the Index. The trustees also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve the investment performance of its equity services. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees retained confidence in the Adviser’s ability to manage the Portfolio. The trustees determined to continue to closely monitor the Portfolio’s performance.

AllianceBernstein Small-Mid Cap Value Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group for the 1-year period, and in the 1st quintile of the Performance Group for the 3- and 5-year periods. The Portfolio outperformed the Russell 2500 Value Index in all periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Portfolio outperformed the Russell 2500 Growth Index in all periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

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AllianceBernstein Volatility Management Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe and had outperformed the Standard & Poor’s 500 Index in the since inception period. Based on their review, the trustees concluded that the Portfolio’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio.

The trustees considered the Adviser’s expectation that AllianceBernstein Volatility Management Portfolio would ordinarily invest in equity securities but would invest defensively in fixed-income investments when the Adviser determines that the risks in the equities markets have risen disproportionately to the potential returns offered and considered the allocation of the Portfolio in the since inception period.

In considering the fee arrangements in respect of each Portfolio (including the payments to the Adviser by the Pooling Investors), the trustees took into account the complexity of investment management for the Portfolios relative to other types of funds, noting, in the case of AllianceBernstein Volatility Management Portfolio, that in addition to requiring equity management capabilities, the Portfolio also required continual monitoring of the expected risk-return potential for equities and judgments about the timing and extent of defensive moves to fixed income. Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

For each Portfolio, the trustees also considered the advisory fees the Adviser charges other clients (if any) pursuing a substantially similar investment style. For this purpose, the trustees reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	315

Adviser informed the trustees that there are no institutional products managed by it that have a substantially similar investment style to that of AllianceBernstein Multi-Asset Real Return Portfolio or AllianceBernstein Volatility Management Portfolio. The trustees noted that these comparisons were of limited utility in light of the Portfolios’ unusual fee arrangements. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The trustees also reviewed information indicating that in the case of each of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio, the Adviser sub-advises certain registered investment companies with a similar investment style. The trustees noted that these comparisons were of limited utility in light of the Portfolios’ unusual fee arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. In the case of each of AllianceBernstein International Value Portfolio and AllianceBernstein International Growth Portfolio, the trustees noted that because of the small number of funds in the Portfolio’s Lipper category Lipper had expanded the Expense Group of the Portfolio to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for each such Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The non-advisory expense ratio of AllianceBernstein Volatility Management Portfolio reflected the Adviser’s agreement to cap the Portfolio’s non-advisory expense ratio. The trustees noted that it was likely that the non-advisory expense ratios of some of the other funds in a Portfolio’s

316	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

AllianceBernstein U.S. Value Portfolio

AllianceBernstein U.S. Large Cap Growth Portfolio

AllianceBernstein Multi-Asset Real Return Portfolio

AllianceBernstein International Value Portfolio

AllianceBernstein International Growth Portfolio

AllianceBernstein Small-Mid Cap Value Portfolio

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein Volatility Management Portfolio

The trustees noted that the Portfolio’s total non-advisory expense ratio was higher than the Expense Group and the Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio, which reflected a cap, was acceptable.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) with respect to the following Portfolios:2

Short Duration Bond Portfolio

Intermediate Duration Bond Portfolio

Bond Inflation Protected Securities Portfolio3

High-Yield Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Portfolios do not include “AllianceBernstein.”

3	On or about April 2010, the Portfolio’s name was changed from Inflation Protected Securities Portfolio. At the same time, the Portfolio’s non-fundamental investment objective and certain investment policies changed.

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4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.             2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee.5 The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”),6 certain series of The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),7 and the Rhode Island Higher Education Savings Trust (referred to

4	Jones v. Harris at 11.

5	It should be noted that in August 2010, the Trustees considered and approved the Adviser’s recommendation that the advisory agreement of the Trust with respect to each Portfolio be amended to include a provision to the Investment Advisory Agreement authorizing reimbursement to the Adviser of the administrative service expenses. A shareholder vote is required for approval because the amendment would result in a modest increase in the compensation paid to the Adviser under the Investment Advisory Agreement

6	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

7	Includes AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy. Does not pertain to AllianceBernstein Wealth Appreciation Strategy since the fund is not invested in any of the fixed income Pooling Portfolios. Future references to the Wealth Strategies do not include “AllianceBernstein.”

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herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by each Retirement Strategy and discounted by a certain percentage dependent on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55 0.60 0.65	% % %

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 10 basis points 15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies:[8] 2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

Retirement Strategies: 2015, 2020	0.60%	0.50%	0.45%

Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

8	October 1, 2010, due to a shift to more fixed-income investments and less in equity investments, 2025 Retirement Strategy’s advisory fee decreased from 0.65% to 0.60% on the first $2.5 billion, 0.55% to 0.50% on the next $2.5 billion and 0.50% to 45% thereafter.

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The AllianceBernstein Portfolios—Balanced Wealth Strategy and Conservative Wealth Strategy

The Adviser charges Balanced Wealth Strategy and Conservative Wealth Strategy an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Conservative Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. It should be noted that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of May 31, 2010:

Portfolios	Total Expense Ratio[9]
Age-Based Education Strategies[10]
Age-Based Aggressive 2008-2010	0.94%
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.90%
Age-Based Aggressive 1999-2001	0.86%
Age-Based Aggressive 1996-1998	0.82%
Age-Based Aggressive 1993-1995	0.78%

9	The total expense ratios do not include an annual distribution fee of 0.25% payable to ABI, the program distributor, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

10	Effective September 1, 2010, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, for all Age-Based Education Strategies held only by Rhode Island resident accounts will be capped at 0.20%.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	321

Portfolios	Total Expense Ratio[9]
Age-Based Aggressive 1990-1992	0.74%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2008-2010	0.92%
Age-Based 2005-2007	0.88%
Age-Based 2002-2004	0.84%
Age-Based 1999-2001	0.80%
Age-Based 1996-1998	0.78%
Age-Based 1993-1995	0.76%
Age-Based 1990-1992	0.72%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of September 30, 2010 are set forth below:

Portfolio	Net Assets ($MM) 9/30/2010
Short Duration Bond Portfolio	$1,227.3
Intermediate Duration Bond Portfolio	$1,365.3
Bond Inflation Protected Securities Portfolio	$678.3
High-Yield Portfolio	$503.6

Set forth below are the most recent semi-annual total expense ratios (as of February 28, 2010) of the Portfolios. It should be noted that the fiscal year end of the Portfolios is August 31.

Portfolio	Total Expense Ratio (%)
Short Duration Bond Portfolio	0.03%
Intermediate Duration Bond Portfolio	0.02%
Bond Inflation Protected Securities Portfolio	0.03%
High-Yield Portfolio	0.05%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different

322	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client accounts due to the greater complexities and time required for investment companies, the Adviser is reimbursed for providing such service with respect to certain Institutional Clients that are investment companies. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style the Portfolios.11 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios based on September 30, 2010 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

11	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	323

Portfolio	Portfolio Net Assets 09/30/10 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Short Duration Bond Portfolio[12]	$1,227.3	Low Duration 30 bp on the first $20 million 20 bp on the next $80 million 15 bp on the next $150 million 12.5 bp on the next $250 million 10 bp on the balance Minimum Account Size: $25m	0.121%

Intermediate Duration Bond Portfolio[13]	$1,365.3	U.S. Strategic Core Plus 50 bp on the first $30 million 20 bp on the balance Minimum Account Size: $25m	0.207%

Bond Inflation Protected Securities Portfolio	$678.3	U.S. Inflation-Linked Bonds (TIPS)[14] 25 bp	0.250%

High-Yield Portfolio	$503.6	High Yield 55 bp on the first $50 million 35 bp on the balance Minimum Account Size: $50m	0.370%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios September 30, 2010 net assets:

Portfolio	ABMF/AVPS Category	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
Short Duration Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

12	Compared to the low duration institutional mandates, the Portfolio has a wider opportunity set and risk budget compared to that of the institutional mandates.

13	Intermediate Duration Bond Portfolio has a similar investment style as the institutional mandate. However, the Portfolio does not permit currency exposure and investing in below investment grade debt securities. The Portfolio may hold non-U.S. denominated securities, but the currency risk associated with these securities must be hedged.

14	Only offered to Collective Investment Trusts (“CIT”).

324	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	ABMF/AVPS Category	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
Intermediate Duration Bond Portfolio[15]	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Bond Inflation Protected Securities Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%

High-Yield Portfolio	High Income	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment style to certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2010 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Short Duration Bond Portfolio	Short Duration Plus Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.431%

Intermediate Duration Bond Portfolio[15]	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.487%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as High Yield Portfolio is set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
High-Yield Portfolio	High Yield Open Fund	1.00%

15	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45% which effectively reduces the advisory fee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	325

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a similar investment style as Intermediate Duration Bond Portfolio. Also shown is what would have been the advisory fee of the Portfolio had the sub-advisory fee schedule been applicable to the Portfolio based on September 30, 2010 net assets:

Portfolio		Fee Schedule	Sub-advised Effective Fee
Intermediate Duration Bond Portfolio	Client # 1	0.29% on first $100 million 0.20% thereafter	0.207%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears the sub-advisory relationship is paying a lower fee than the ABMF/AVPS Funds, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the ABMF/AVPS Funds and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment services generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients t hat invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

326	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.16,17 Lipper’s analysis included the Portfolios’ rankings18 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group,

16	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

17	It should be noted that the Jones Court discussion of fund fee comparisons, “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 13.

18	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

19	Note that there are limitations on expense category data because different funds categorize expenses differently.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	327

consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio.20 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)[22]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration Bond Portfolio	0.040	0.049	3/11	0.072	6/44
Intermediate Duration Bond Portfolio	0.040	0.058	4/15	0.068	10/107
Bond Inflation Protected Securities Portfolio	0.040	0.064	3/10	0.076	6/24
High-Yield Portfolio	0.060	0.066	6/15	0.088	32/97

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. With the exception of Intermediate Duration Bond Portfolio, the Adviser’s profitability from providing investment advisory services to the Pooling Portfolios increased during the calendar year 2009, relative to 2008.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,23 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Most recently completed total expense ratio.

22	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

23	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

328	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli24 study on advisory fees and various fund characteristics.25 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $484 billion as of September 30, 2010, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios

24	The Deli study was originally published in 2002 based on 1997 data.

25	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	329

The information in the table below shows the 1, 3 and 5 year gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended July 31, 2010.28

Pooling Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Bond Portfolio
1 year	6.73	6.73	6.16	5/10	16/43
3 year	2.84	3.38	4.20	5/7	28/35
5 year	3.39	3.72	4.06	5/7	26/32

Intermediate Duration Bond Portfolio
1 year	12.70	10.93	11.70	6/15	41/106
3 year	8.31	7.17	7.46	4/14	21/89
5 year	6.41	5.69	5.87	3/13	15/73

Bond Inflation Protected Securities Portfolio
1 year	9.06	9.23	9.27	7/10	15/22
3 year	6.79	6.60	6.45	5/10	7/20
5 year	5.54	5.38	5.11	4/10	5/18

High-Yield Portfolio
1 year	31.08	20.93	21.66	1/15	4/95
3 year	10.42	7.89	6.70	1/14	1/74
5 year	7.96	7.20	6.43	2/11	6/58

27	The Portfolios’ EG/EU are not identical to the Portfolios’ PG/PU as the criteria for including or excluding a fund from an EG/EU is different from a PG/PU.

28	The gross performance returns of the Portfolios were provided by Lipper. The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

330	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.29 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information are also shown.30

	Periods Ending July 31, 2010 Annualized Performance (%)
	1 Year (%)	3 Year 9%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio (%)
Short Duration Bond Portfolio	6.85	2.87	3.41	3.34	1.98	0.32	5
BofA Merrill Lynch 1-3 Yr. Treasury Index	2.83	4.55	4.35	4.20	1.62	1.05	5
Inception Date: May 20, 2005

Intermediate Duration Bond Portfolio	12.96	8.40	6.46	6.36	4.63	0.77	5
Barclays Capital U.S. Aggregate Bond Index	8.91	7.63	5.96	5.78	3.63	0.85	5
Inception Date: May 20, 2005

Bond Inflation Protected Securities Portfolio	9.06	6.79	5.54	5.16	6.06	0.48	5
Barclays Capital 1-10 Yr. TIPS Index	8.51	6.60	5.47	5.09	6.06	0.46	5
Inception Date: May 20, 2005

High-Yield Portfolio	31.67	10.59	8.05	8.59	13.53	0.44	5
Barclays Capital U.S. High Yield 2% Issuer Cap Index	23.69	9.40	7.63	8.41	13.25	0.41	5
Inception Date: May 20, 2005

29	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2010.

30	Volatility and Sharpe Ratio information for the Portfolios’ benchmarks was obtained through Lipper LANA, a database maintained by Lipper. Portfolio volatility and Sharpe Ratio information was estimated by the Mutual Fund Senior Officer Group using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	331

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

332	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	333

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0151-0811

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director. William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)—(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit—Related Fees	Tax Fees
AB U.S. Value Portfolio	2010	$26,000		$16,486
	2011	$26,000	$206	$13,622
AB U.S. Large Cap Growth Portfolio	2010	$26,000		$16,486
	2011	$26,000	$206	$13,622
AB Multi-Asset Real Return	2010	$27,500		$21,286
	2011	$30,500	$206	$27,240
AB International Value Portfolio	2010	$27,500		$16,686
	2011	$27,500	$206	$18,208
AB International Growth Portfolio	2010	$27,500		$15,786
	2011	$27,500	$206	$17,183
AB Short Duration Bond Portfolio	2010	$32,500		$10,813
	2011	$32,500	$206	$11,475
AB Intermediate Duration Bond Portfolio	2010	$32,500		$10,813
	2011	$32,500	$206	$11,475
AB Inflation Protected Securities Portfolio	2010	$31,400		$10,213
	2011	$36,500	$206	$11,333
AB High Yield Portfolio	2010	$40,000		$13,213
	2011	$40,000	$206	$19,731
AB Small Mid-Cap Value Portfolio	2010	$26,000		$13,786
	2011	$26,000	$206	$18,387
AB Small Mid-Cap Growth Portfolio	2010	$26,000		$13,786
	2011	$26,000	$206	$13,622
AB Volatility Management	2010	$24,375		$—
	2011	$38,000	$206	$19,817

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No.70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB U.S. Value Portfolio	2010	$482,298	$16,486
			$—
			$(16,486)

	2011	$733,735	$13,828
			$(206)
			$(13,622)

AB U.S. Large Cap Growth Portfolio	2010	$482,298	$16,486
			$—
			$(16,486)

	2011	$733,735	$13,828
			$(206)
			$(13,622)

AB Multi-Asset Real Return	2010	$487,098	$21,286
			$—
			$(21,286)

	2011	$747,353	$27,446
			$(206)
			$(27,240)

AB International Value Portfolio	2010	$482,498	$16,686
			$—
			$(16,686)

	2011	$738,321	$18,414
			$(206)
			$(18,208)

AB International Growth Portfolio	2010	$481,598	$15,786
			$—
			$(15,786)

	2011	$737,296	$17,389
			$(206)
			$(17,183)

AB Short Duration Bond Portfolio	2010	$476,625	$10,813
			$—
			$(10,813)

	2011	$731,589	$11,681
			$(206)
			$(11,475)

AB Intermediate Duration Bond Portfolio	2010	$476,625	$10,813
			$—
			$(10,813)

	2011	$731,589	$11,681
			$(206)
			$(11,475)

AB Inflation Protected Securities Portfolio	2010	$476,025	$10,213
			$—
			$(10,213)

	2011	$731,447	$11,539
			$(206)
			$(11,333)

AB High Yield Portfolio	2010	$479,025	$13,213
			$—
			$(13,213)

	2011	$739,845	$19,937
			$(206)
			$(19,731)

AB Small Mid-Cap Value Portfolio	2010	$479,598	$13,786
			$—
			$(13,786)

	2011	$738,501	$18,593
			$(206)
			$(18,387)

AB Small Mid-Cap Growth Portfolio	2010	$479,598	$13,786
			$—
			$(13,786)

	2011	$733,736	$13,828
			$(206)
			$(13,622)

AB Volatility Management	2010	$465,812	$—
			$—
			$—

	2011	$739,930	$20,023
			$(206)
			$(19,817)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: October 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: October 25, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: October 25, 2011